SCHEDULE 14 C

                INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

                     [X]  Preliminary information statement
                    [   ]    Definitive information statement

 Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                        THE AMERICAN SPORTS MACHINE, INC.
                  (NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

               Payment of Filing Fee (Check the appropriate box):

                              [X]  No fee required.
   [  ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title  of  each  class  of  securities  to which transaction applies:   Not
Applicable.
(2)  Aggregate  number  of  securities  to  which  transaction  applies:   Not
Applicable.
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable.
(4)  Proposed  maximum  aggregate  value  of  transaction:   Not  Applicable.
(5)  Total  fee  paid:   Not  Applicable.

[   ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:  Not  Applicable.
(2)  Form,  Schedule  or  Registration  Statement  No.  :  Not  Applicable.
(3)  Filing  Party:  Not  Applicable.
(4)  Date  Filed:  Not  Applicable.





                               [GRAPHIC OMITED]


                                                 THE AMERICAN SPORTS MACHINE, INC.
  222 LAKEVIEW AVENUE, SUITE 160-146
  WEST PALM BEACH, FLORIDA 33401






                                  March 9, 2000



DEAR  SHAREHOLDER:

     Enclosed are materials relating to a reincorporation of The American Sports Machine, Inc., a Florida corporation (the "Company"), in Delaware through a merger of the Company into SoftQuad Software, Ltd., a newly formed wholly-owned Delaware subsidiary of the Company ("SoftQuad") with SoftQuad surviving the merger. The reincorporation is intended to be effected on April 9, 2000 and will result in (i) the Company's name being changed to "SoftQuad Software, Ltd.," (ii) your shares of common stock of the Company being converted into the right to receive one share of common stock of SoftQuad for each share of common stock, preferred stock or special voting stock of the Company owned by you as of the date of reincorporation (iii) the persons serving presently as officers and directors of SoftQuad Software, Ltd. to serve in their respective capacities after the reincorporation; and (iv) the Articles of Incorporation of the Company being changed to (A) increase the par value of shares of common stock the Company from $.0001 to $.001, and (B) changing the preferred stock the Company is authorized to issue from no par value to $.001 per share.

     The Board of Directors of the Company and shareholders owning approximately 70% of the outstanding common stock of the company as of March 9, 2000 carefully considered means to reorganize the Company into an attractive acquisition candidate and concluded the reincorporation to be an integral part of the process and in the best interests of the Company and its shareholders.

     The Company urges you to follow the instructions set forth in the enclosed Information Statement under the section entitled "Reincorporation in Delaware -- How to Exchange Company Stock for SoftQuad Stock" if you elect to surrender the Company Certificate(s) representing your shares for certificates representing shares of stock of SoftQuad. If you wish to dissent from the reincorporation and seek a judicial determination of the value of your shares, you may do so by following the instructions in the Information Statement section entitled "Reincorporation in Delaware -- Rights of Dissenting Shareholders."

     Sincerely,


     /s/James  D.  Brock,  Jr.
     -------------------------
     James  D.  Brock,  Jr.,  President

                               [GRAPHIC OMITED]


                       THE AMERICAN SPORTS MACHINE, INC.
                      222 LAKEVIEW AVENUE, SUITE 160-146
                       WEST PALM BEACH, FLORIDA 33401


                                  March 9, 2000

                              INFORMATION STATEMENT

     This Information Statement is being furnished to holders of the common stock, par value $.0001 per share (the "Company Common Stock"), the holders of Class A Convertible Preferred Stock ("Company Class A Preferred Stock"), Class B Convertible Preferred Stock ("Company Class B Preferred Stock") and Company Special Voting Stock of The American Sports Machine, Inc., a Florida corporation (the "Company"), to inform the holders that the board of directors of the Company (the "Board of Directors") and the holders of shares representing a majority of the Company Common Stock (the "Majority Holders") have authorized, by written consent dated March 9, 2000, the reincorporation of the Company in Delaware (the "Reincorporation") and the change of the Company's name to SoftQuad Software, Ltd., all to be effected April 9, 2000 or as soon thereafter possible (the "Effective Date"). The Company Common Stock, Company Class A Preferred Stock, Company Class B Preferred Stock and Company Special Voting Stock are hereinafter collectively referred to as "Company Stock." The close of business on March 9, 2000 has been fixed by the Board of Directors as the record date for determining the stockholders of the Company entitle to notice of the Reincorporation.


               MANAGEMENT IS NOT ASKING FOR YOUR PROXY AND YOU ARE
               ---------------------------------------------------

                       REQUESTED NOT TO SEND US YOUR PROXY


     The Reincorporation will be accomplished by a merger (the "Merger"), on the Effective Date, of the Company into SoftQuad Software, Ltd., a newly formed wholly owned Delaware subsidiary of the Company ("SoftQuad"), pursuant to an Plan and Agreement of Merger (the "Plan of Merger") between the Company and SoftQuad dated March 9, 2000, with SoftQuad surviving the merger (upon the effectiveness of the Merger, "SoftQuad").

     In the Merger (i) holders of Company Common Stock will receive one share of common stock of SoftQuad, par value $.001, ("SoftQuad Common Stock") for each share of Company Common Stock owned by each such holder as of the day preceding the Effective Date of the Merger, (ii) holders of Special Voting Stock of the Company will receive one share of Special Voting Stock of SoftQuad, par value $.001, for each share of Special Voting Stock of the Company owned by each such holder as of the day preceding the Effective Date of the Merger, (iii) holders of Class A Convertible Preferred Stock of the Company will receive one share of Class A Convertible Preferred Stock of SoftQuad, par value $.001, for each share of Class A Convertible Preferred Stock of the Company owned by each such holder as of the day preceding the Effective Date of the Merger, and (iv) holders of Class B Convertible Preferred Stock of the Company will receive one share of Class B Convertible Preferred Stock of SoftQuad, par value $.001, for each share of Class B Convertible Preferred Stock of the Company owned by each such holder as of the day preceding the Effective Date of the Merger. The Class A Convertible Preferred Stock of the Company is collectively referred to as the "Company Preferred Stock," the Class A Convertible Preferred Stock and Class B Convertible Preferred Stock of SoftQuad is collectively referred to as "SoftQuad Preferred Stock."

     Attached as Exhibit F is a form letter of transmittal with instructions for effecting the surrender of the certificate or certificates which immediately prior to the Effective Date represented issued and outstanding shares of Company Common Stock, Company Special Voting Stock or Company Preferred Stock ("Company Certificates"), in exchange for certificates representing SoftQuad Common Stock, SoftQuad Special Voting Stock or SoftQuad Preferred Stock ("SoftQuad
Certificates"). Upon surrender of a Company Certificate for cancellation to SoftQuad together with a duly executed letter of transmittal, the holder of such Company Certificate will be entitled to receive, as soon as practicable after the Effective Date, in exchange therefor a SoftQuad Certificate representing that number of shares of SoftQuad Common Stock, SoftQuad Special Voting Stock or SoftQuad Preferred Stock into which the shares of Company Common Stock theretofore represented by the Company Certificate so surrendered will have been converted pursuant to the provisions of the Plan of Merger, and the Company Certificate so surrendered will forthwith be canceled.

     The Reincorporation will also result in (i) SoftQuad being governed by Delaware law, which may grant officers and directors greater protection from personal liability than Florida law and provides anti-takeover protections that may not be available under Florida law and (ii) the officers and directors of SoftQuad as constituted immediately prior to the Merger becoming the officers and directors of SoftQuad, which will result in the persons who are currently directors of the Company being on the board of directors of SoftQuad (the "New Board of Directors") and the officers of SoftQuad being the persons who are currently officers of the Company. See "Reincorporation in Delaware--Officers and Directors."

     The purpose of this Information Statement is to inform holders of Company Common Stock who have not given the Company their written Consent to the foregoing corporate actions of such actions and their effects and, as required by Florida law, to give any holder of Company Common Stock who so desires the right to dissent from the Merger and Reincorporation and to receive the "fair value" of his Company Common Stock in lieu of SoftQuad Common Stock and any cash for canceled SoftQuad fractional share interests to which such holder would otherwise be entitled in the Merger. See "Reincorporation in Delaware--Rights of Dissenting Shareholders."

     As of March 9, 2000, 7,336,703 shares of Company Common Stock were issued and outstanding.

     Attached as Exhibit D is a copy of the Company's Annual Report on Form 10-KSB for the year ending September 30, 1999 and Exhibit E is a copy of the Company's Current Report on Form 8-K dated March 9, 2000.


                           REINCORPORATION IN DELAWARE

     The following discussion summarizes certain aspects of the Reincorporation of the Company in Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to the Plan of Merger between the Company and SoftQuad, a copy of which is attached hereto as Exhibit A, and the Certificate of Incorporation of SoftQuad (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit B. Copies of the Articles of incorporation and the By-Laws of the Company (the "Florida Articles" and the "Florida By-Laws," respectively) and the By-Laws of SoftQuad (the "Delaware By-Laws") are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request.

PRINCIPAL  REASONS  FOR  REINCORPORATION

     The Board of Directors believes that the Reincorporation will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Florida law and will increase the marketability of the Company's securities.

     The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Board of Directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Florida."

PRINCIPAL  FEATURES  OF  THE  REINCORPORATION

     The Reincorporation will be effected by the merger of the Company, a Florida corporation, with and into, SoftQuad, a wholly-owned subsidiary of the Company that was incorporated on March 9, 2000 under the General Corporation Laws of the State of Delaware (the "Delaware GCL") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Florida, which filings will occur on the Effective Date or as soon as practicable thereafter. Following the Merger, SoftQuad will be the surviving corporation and will operate under the name "SoftQuad Software, Ltd."

     On the Effective Date, (i) each outstanding share of Company Common Stock, $.0001 par value, shall be converted into 5 shares of SoftQuad Common Stock, $.001 par value, except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, (ii) any fractional shares of SoftQuad Common Stock that a holder of shares of Company Common stock would otherwise be entitled to receive upon exchange of his Company Common Stock will be canceled with the holder thereof being entitled to receive the next highest number of whole shares of SoftQuad Common Stock not convertible into a whole share of SoftQuad Common Stock, and (iii) each outstanding share of SoftQuad Common Stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued SoftQuad Stock.

     No certificates or scrip representing fractional shares of SoftQuad Common Stock will be issued upon the surrender for exchange of Company Common Stock no dividend or distribution of SoftQuad shall relate to any fractional share, and no fractional SoftQuad Common Stock interest will entitle the owner thereof to vote or to any right of a stockholder of SoftQuad. In lieu thereof, the Exchange Agent will deliver to each holder otherwise entitled to a fractional share of SoftQuad Common Stock the next highest number of whole shares of SoftQuad Common Stock.

     At the Effective Date, SoftQuad will be governed by the Delaware Certificate, the Delaware By-Laws and the Delaware GCL, which include a number of provisions that are not present in, the Florida Articles, the Florida By-Laws or the Florida Business Corporation Act (the "Florida BCA"). Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the Delaware GCL that would limit the liability of directors to SoftQuad and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the GCL of Delaware. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of SoftQuad. Accordingly, implementation of these provisions has been included as part of the Reincorporation. The Company believed that the Reincorporation will contribute to the long-term quality and stability of the Company's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

     Upon consummation of the Merger, the daily business operations of SoftQuad will continue as they are presently conducted by the Company, at the SoftQuad's principal executive offices at 161 Eglinton Avenue East, Suite 400, Toronto, Ontario, Canada M4P 1J5. The authorized capital stock of SoftQuad will consist of 50,000,000 shares of SoftQuad Common Stock, par value $.001 per share, one share of Special Voting Stock, par value $.001, and 10,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"). The
Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Preferred Stock including shares of Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

     The New Board of Directors will consist of those persons presently serving on the board of directors of SoftQuad. The individuals who will serve as executive officers of SoftQuad are those who currently serve as executive officers of SoftQuad. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Delaware - Officers and Directors."

     Pursuant to the terms of the Plan of Merger, the Merger may be abandoned by the Board of Directors of the Company and SoftQuad at any time prior to the Effective Date. In addition, the Board of Directors of the Company may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of SoftQuad Common Stock to be received in exchange for or on conversion of all or any of the Company Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Company Common Stock.

HOW  TO  EXCHANGE  COMPANY  CERTIFICATES  FOR  SOFTQUAD  CERTIFICATES

     Enclosed are (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the Company Certificates in exchange for SoftQuad Certificates. Upon surrender of a Company Certificate for cancellation to SoftQuad, together with a duly executed letter of transmittal, the holder of such Company Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor a SoftQuad Certificate representing that number of shares of SoftQuad Stock into which the Company Stock theretofore represented by the Company Certificate so surrendered have been converted in the Merger and the Company Certificate so surrendered will be canceled.

     Because of the reincorporation in Delaware as a result of the Merger, holders of Company Stock are not required to exchange their Company Certificates for SoftQuad Certificates. Dividends and other distributions declared after the Effective Date with respect to SoftQuad Stock and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered Company Certificate with respect to the shares of SoftQuad Stock, which by virtue of the Merger are represented thereby and such holder will be entitled to exercise any right as a holder of SoftQuad Stock, until such holder has surrendered the Company Certificate.

CAPITALIZATION

     The authorized capital of the Company, prior to the Effective Date, consisted of 50,000,000 shares of Company Common Stock and 10,000,000 shares of Preferred Stock. The authorized capital of SoftQuad, which will be the authorized capital of SoftQuad, presently consists of 50,000,000 shares of SoftQuad Common Stock, one share of Special Voting Stock and 10,000,000 shares of Preferred Stock. After the Merger (assuming no exercise of dissenters' rights), SoftQuad will have outstanding approximately 7,336,703 shares of SoftQuad Common Stock, one share of Special Voting Stock, 1,473,405 shares of Class A Convertible Preferred Stock and 1,722,222 shares of Class B Convertible Preferred Stock. 3,195,627 shares of Common Stock will be reserved for issuance upon conversion of the Class A and Class B Convertible Preferred Stock, ___________ shares of Common Stock will be reserved for issuance in exchange for Exchangeable Shares issued by SoftQuad Acquisition Corp., an Ontario, Canada corporation, and ___________ shares of Common Stock will be reserved for issuance pursuant to options, warrants or other rights to acquire Common Stock. Accordingly, the New Board of Directors will have available approximately ____________ shares of SoftQuad Common Stock, and 6,804,373 shares of Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Reincorporation will not affect total stockholder equity or total capitalization of the Company.

     The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of SoftQuad Common Stock or Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity of then existing stockholders.

     There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

     It should be recognized that the issuance of additional authorized SoftQuad Common Stock (or Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of SoftQuad through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of SoftQuad Common Stock or Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

   SIGNIFICANT CHANGES IN THE COMPANY'S CHARTER AND BY-LAWS TO BE IMPLEMENTED BY
                               THE REINCORPORATION

     CHANGE OF CORPORATE NAME. The Reincorporation will effect a change in the Company's name to "SoftQuad Software, Ltd." The Board of Directors believes that this corporate name is in the best interests of the Company and its shareholders and that the name continues to reflect the nature of the Company's present intention to merge with an operating business.

     LIMITATION OF LIABILITY. The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to SoftQuad and its shareholders for monetary damages for breach of their fiduciary duties. The Florida Articles contains no similar provision. The Board of Directors believes that such provision will better enable SoftQuad to attract and retain as directors responsible individuals with the experience and background required to direct SoftQuad's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

     At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

     The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the Delaware GCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the Personal liability Of Directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Florida law.

     The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist SoftQuad in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of SoftQuad, inasmuch as the Delaware Certificate provides that to the fullest extent that the Delaware GCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to SoftQuad or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, SoftQuad's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorpora-tion, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Delaware law, The Delaware Certificate cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to SoftQuad; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the Delaware GCL, or transactions from which a director derived an improper personal benefit. Further, The Delaware Certificate would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. The Delaware
Certificate pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, The Delaware Certificate would not affect a director's liability to third parties or under the federal securities laws.

     The Delaware Certificate is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

     The Company has not received notice of any lawsuit or other proceeding to which The Delaware Certificate might apply. In addition, The Delaware Certificate is not being included in the Delaware Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, the Company is not aware of any existing circumstances to which The Delaware Certificate might apply. The Board of Directors recognizes that The Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit SoftQuad and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that The Delaware Certificate is in the best interests of SoftQuad and its stockholders, since it should enhance SoftQuad's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that The Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

     The Delaware Certificate may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of SoftQuad's could result in increased expense to SoftQuad. The Company believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of SoftQuad's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broad-ening indemnification rights. Because The Delaware Certificate deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

     INDEMNIFICATION. As part of the 1986 legislation permitting a corporation to limit or eliminate the liability of directors, the Delaware General Assembly, for the reasons noted under "Limitation of Liability" above also amended the provisions of the Delaware GCL governing indemnification to clarify and broaden the indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Florida BCA also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as recently amended, and, as discussed below, provides broad rights to indemnification.

     In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

     The broad scope of indemnification now available under Delaware law will permit SoftQuad to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance SoftQuad's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of SoftQuad with regard to the best interests of SoftQuad and its stockholders.

     The Delaware Certificate is quite different from the Florida Articles and require indemnification of SoftQuad's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of SoftQuad or is or was serving at the request of SoftQuad as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of SoftQuad. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the Delaware GCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay SoftQuad if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve SoftQuad. Under the Delaware SoftQuad may, although it has no present intention to do so, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

     The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from SoftQuad may bring suit against SoftQuad to recover any and all amounts entitled to such person provided that such person has filed a written claim with SoftQuad has failed to pay such claim within thirty days of receipt thereof. In addition, SoftQuad authorize SoftQuad to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

     The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware also provide that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

     Under Delaware law, as with Florida law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, SoftQuad will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Florida Articles or expressly provided for under Florida or Delaware law.

     Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

     The Board of Directors recognizes that SoftQuad may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of SoftQuad may personally benefit from the indemnification provisions of SoftQuad , the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

OFFICERS  AND  DIRECTORS

     Upon the Effective Date the present officers and directors of SoftQuad will continue to be the officers and directors of SoftQuad. This will result in the following persons holding the positions indicated below in SoftQuad until SoftQuad's next annual meeting or until their respective successors are elected and qualified:



    Name                         Age                        Title
-------------------------------  ----  -----------------------------------------

  Roberto Drassinower . . . . .  ____  Director, President and Chief Executive
                                       Officer

  Pamela Geoga. . . . . . . . .  ____  Vice President

  David T. Adams. . . . . . . .  ____  Chief Financial Officer and
                                       Chief Operating Officer

  Jonathan Sachs. . . . . . . .  ____  Director and Vice President, Sales &
                                       Marketing

  Bruce Sharpe. . . . . . . . .  ____  Director and Chief Technology Officer

  Peter Sharpe. . . . . . . . .  ____  Director and Chief Scientist



     MR. ROBERT DRASSINOWER has been President, Chief Executive Officer and a Director of the Company since inception. Mr. Drassinower has guided the company's strategic development and positioned SoftQuad as one of the hottest technology companies in North America. Under his leadership, SoftQuad enhanced its reputation as the leading developer of XML enabling technologies and commerce solutions for e-business.

Prior to joining SoftQuad, Mr. Drassinower was President of Carolian Systems, a UNIX nextwork management company, wehre he was responsible for R&D, product development, technical support, and a succesful corporate sales team serving Compaq, Pepsi and 3M. In 1995 Mr. Drassinower joined SoftQuad International as VP of the Professional Services Division. Under his guidance, he doubled the divisions revenue for three consecutive years and was responsible for securing many blue chip accounts including AT&T, HP, Unisys, Bell South and Nortel.

MR. DAVID T. ADAMS has been Chief Financial Officer and Chief Operating Officer of the Company since

MS. PAMELA GEOGA has been Vice President of the Company since its inception. Ms. Geoga has more than 25 years of exeperience working for IBM Corp. and its subsidiariy Lotus Developmetn Corp. In her most recent position as Vice President, North America for Lotus, Ms. Geoga was responsible for over US$600 million in revenue, closing over US$100 million in software contracts, and managing a staff of over 800. Mr. Geoga was responsible for corporate, government, channel, business and strategic partner sales. Under her direction, the North American division evolved from a group of independent operating uits, into a fully integrated operation with dynamic, cross-orgnaizational teams focused on specific market segments. Mr. Geoga also introduced the Lotus Solution Sales process, a process which became a standard for IBM senior executives worldwide.

MR. JONATHAN SACHS has been Vice President, Sales and Marketing and a Director of the Company since its inception.

MR. BRUCE SHARPE has been Chief Technology Officer and a Director of the Company since its inception.

MR. PETER SHARPE has been Chief Scientist and a Director of the Company since its inception.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF FLORIDA AND DELAWARE

     Although it is impractical to compare all of the differences between the corporation laws of Florida and Delaware the following is a summary of certain significant differences between the provisions of Florida law applicable to the Company and those of Delaware law which will be applicable to SoftQuad.

     DIVIDENDS. A Florida corporation may not make distributions to shareholders if, after giving it effect, in the judgment of the board of directors: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; and (b) The corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. In contrast, a Delaware corporation may pay dividends either out of surplus or, if there is no surplus, and except in very limited circumstances, out of net profits for the fiscal year in which the dividend is declared or out of net profits for the preceding fiscal year. In any event, SoftQuad does not anticipate paying dividends in the foreseeable future.

     RIGHT TO INSPECT BOOKS AND RECORDS. Under Florida law, any shareholder upon written demand at least five business days before the date on which the shareholder wishes to inspect and copy, made "in good faith and for a proper purpose," may examine the corporation's books and records, including minutes of meetings, accounting records and the record of shareholders that are directly connected with the shareholder's purpose. Under Delaware law, any stockholder of a corporation, regardless of his percentage of ownership, has the right to inspect the corporation's stock ledger, list of stockholders and its other books and records, upon a written demand under oath in which the stockholder states a "proper purpose" for such inspection.

     INTERESTED DIRECTOR TRANSACTIONS. Under both Florida and Delaware law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the shareholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed. With certain exceptions, Florida and Delaware law are the same in this area. Under Florida law, if approval of the Board of Directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of a quorum of the directors without counting the vote of the interested director or directors (except for purposes of establishing quorum). Under Delaware law, the approval of the board of directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a majority of a quorum. Accordingly, it is possible that certain transactions that the Board of Directors of the Company currently might not be able to approve itself because of the number of interested directors could be approved by a majority of the disinterested directors of SoftQuad, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be approved by the Board of Directors under Florida law but could be approved by the New Board of Directors under Delaware law.

     SPECIAL MEETINGS OF SHAREHOLDERS. Under Florida law, a special meeting of shareholders may be called by the Board of Directors or by the holders of at least 10% of the shares entitled to vote at the meeting or by such other persons or groups as may be authorized in the articles of incorporation or the by-laws. Under Delaware law, a special meeting may be called by the board of directors and only such other persons as are authorized by the certificate of incorporation or the by-laws. The Certificate of Incorporation of SoftQuad, unlike the Company's By-Laws, provides that a special meeting of stockholders may be called only by the board of directors or by a committee of the board of directors which has been duly delegated such authority by the board of directors and by no other person.

     SEQUESTRATION OF SHARES. Delaware law provides that the shares of any person in a Delaware corporation may be attached or "sequestered" for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of the Delaware corporation's shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court. Florida law has no comparable provision.

     CERTAIN ACTIONS. Delaware law provides that stockholders have six years in which to bring an action against directors responsible for the payment of an unlawful dividend. Under Florida law, all directors voting for or assenting to an unlawful distribution are jointly and severally liable to the corporation for the excess of the amount of dividend over what could have been distributed lawfully. Florida law requires that any action be commenced within two (2) years after the date of the distribution. Florida law and Delaware law require that the plaintiff held stock at the time when the transaction complained of occurred. Under Florida law a successful shareholder has a statutory right to expenses, including attorney's fee, if the court so directs. Under Delaware law recovery of fees and expenses by a successful shareholder is governed by case law.

     TENDER OFFER AND BUSINESS COMBINATION STATUTES. Florida law regulates tender offers and business combinations involving Florida corporations as well as certain corporations incorporated outside Florida that conduct business in Florida. The Florida law provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of shareholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all shareholders shall have dissenter's rights as provided by applicable Florida law.

     Florida law regulates mergers and other business combinations between a corporation and a shareholder who owns more than 10% of the outstanding voting shares of such corporation ("Interested Shareholder"). Specifically, any such merger between a corporation and an Interested Shareholder must be approved by the vote of the holders of two-thirds of the voting shares of such corporation excluding the shares beneficially owned by such shareholder. The approval by shareholders is not required, however, if (i) such merger or business combination is approved by a majority of disinterested directors, (ii) such Interested Shareholder is the beneficial owner of at least 90% of the outstanding voting shares excluding the shares acquired directly from the subject corporation in a transaction not approved by a majority of disinterested directors, or (iii) the price paid to shareholders in connection with a merger or a similar business combination meets the statutory test of "fairness."

     Delaware law regulates hostile takeovers by providing that an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (a) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder', (b) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (c) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder."

     Thus, the effect of such provision of Delaware law is to prevent any attempted hostile takeover of a Delaware corporation from being completed for three years unless (a) at least 85% of the voting shares of the target are acquired in a single transaction; (b) at least two-thirds of the voting shares of the target, excluding the shares held by the bidder, vote in favor of the acquisition; or (c) the corporation opts out of the statutory protection.

     DISSENTERS' RIGHTS. Under Florida laws shareholders may dissent from, and demand cash payment of the fair value of their shares in respect of, (i) a merger or consolidation of the corporation, and (ii) a sale or exchange of all or substantially all of a corporation's assets, including a sale in dissolution.

     Under Delaware law, dissenters' rights are not available with respect to a sale, lease, exchange or other disposition of all or substantially all of a corporation's assets or any amendment of its charter, unless such corporation's charter expressly provides for dissenters' rights in such instances. The Delaware Certificate contains no such provision. Stockholders of a Florida corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or quoted on the NASDAQ National Market System. Stockholders of a Delaware corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or held of record by more than 2,000 stockholders or the corporation is the survivor of a merger that did not require the stockholders to vote for its approval; provided, however, that dissenters' rights will be available in such instances, if stockholders are required under the merger or. consolidation to accept for their shares anything other than shares of stock of the surviving corporation, shares of stock of a corporation either listed on a national securities exchange or held of record by more than 2,000 stockholders, cash, in lieu of fractional shares, or any combination of the foregoing.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  REINCORPORATION

     The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, SoftQuad or the shareholders of the Company who receive SoftQuad Common Stock for their Company Common Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of SoftQuad Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Company Common Stock converted into such shares of SoftQuad Common Stock. A shareholder who holds Company Common Stock will include in his holding period for the SoftQuad Common Stock that he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into such SoftQuad Common Stock.

     The receipt of cash for any fractional shares of SoftQuad Common Stock or pursuant to the exercise of dissenters' rights, as the fair value for shares of the Company Common Stock will be a taxable transaction for federal income tax purposes to shareholders receiving such cash. A shareholder who receives cash in lieu of fractional shares or in exercise of dissenters rights will recognize gain of loss measured by the differences between the cash so received and such shareholder's adjusted tax basis in the shares of the Company Common Stock exchanged therefor. Such gain or loss will be treated as a capital gain or loss if the shares of the Company Common Stock are capital assets in the hands of such shareholders, and will be long-term capital gain or loss if such shareholder has held shares for more than six months.

     BECAUSE OF THE COMPLEXITY OF THE CAPITAL GAINS AND LOSS PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 AND BECAUSE OF THE UNIQUENESS OF EACH INDIVIDUALS CAPITAL GAIN OR LOSS SITUATION, SHAREHOLDERS CONTEMPLATING EXERCISING STATUTORY APPRAISAL RIGHTS SHOULD CONSULT THEIR OWN TAX ADVISOR REGARDING THE FEDERAL
INCOME  TAX  CONSEQUENCES  OF  EXERCISING  SUCH RIGHTS.  STATE, LOCAL OR FOREIGN
INCOME TAX CONSEQUENCES TO SHAREHOLDERS MAY VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, AND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

RIGHTS  OF  DISSENTING  SHAREHOLDERS

     Shareholders who have not consented to the Reincorporation and who comply with the dissenters' rights provisions of the Florida Business Corporation Act will have the right to be paid in cash the fair value of their Company Common Stock. Such fair value will be determined as of the close of business on March 9, 2000 the day before the Majority Holders approved the Reincorporation by written consent excluding any appreciation or depreciation directly or indirectly induced by the Reincorporation or the authorization of it.

     In order to receive cash payment for his Company Common Stock, a dissenting shareholder must comply with the procedures specified by Sections 607.1302 to
607.1320 of the Florida BCA, which are attached as Exhibit C to this information Statement. Any shareholder considering exercising his dissenters' rights is urged to review Sections 607.1302 and 607.1320 carefully. The following summary of the principal provisions of Sections 607.1302 to 607.1320 is qualified in its entirety by reference to the text thereof. Further, the following discussion is subject to the possibility that the Company may abandon the Reincorporation if the Board of directors determines that in light of the potential liability of the Company that might result from the exercise of dissenters' rights, the Reincorporation would be impracticable, undesirable or not in the best interests of the Company's shareholders. If the Company abandons the Reincorporation, the rights of dissenting shareholders would terminate and such dissenters would be reinstated to all of their rights as shareholders.

     Any shareholder who wishes to dissent from the Reincorporation and receive a cash payment for his Company Common Stock, (a) must file with the Company, prior to the Effective Date, a written objection to the Reincorporation demanding payment for his Company Common Stock if the Reincorporation is consummated and setting forth his name, address and the number of shares of Company Common Stock held by him and (b) must not be one of the Majority Holders who consented to the Reincorporation.

     FAILURE TO FILE THE REQUIRED NOTICE OR DEMAND PRIOR TO THE EFFECTIVE DATE WILL NOT SATISFY THE NOTICE REQUIREMENTS OF SECTION 607.1320 AND WILL RESULT IN THE FORFEITURE OF DISSENTERS RIGHTS.

     COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO THE COMPANY AT 161 EGLINTON AVENUE EAST, SUITE 400, TORONTO, ONTARIO, CANADA M4P 1J5.

     Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Common Stock pursuant to Section 607.1320. If a shareholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Reincorporation by the Company or otherwise, he will not have the right to receive a cash payment for his Company Common Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

     AT THE TIME OF DEMANDING PAYMENT FOR HIS SHARES OF COMPANY COMMON STOCK, EACH SHAREHOLDER DEMANDING PAYMENT SHALL SUBMIT THE CERTIFICATE OR CERTIFICATES REPRESENTING HIS SHARES OF COMPANY COMMON STOCKS FOR NOTATION THEREON THAT SUCH DEMAND HAS BEEN MADE. FAILURE TO DO SO SHALL, AT THE OPTION OF THE COMPANY, TERMINATE HIS DISSENTER'S RIGHTS UNLESS A COURT, FOR GOOD CAUSE, DETERMINES OTHERWISE.

     Within 60 days after the Effective Date of the Reincorporation, SoftQuad, as successor to the Company, will give written notice thereof to each dissenting shareholder who timely filed a demand and will make a written offer to each such shareholder to pay for his Company Common Stock at a specified price determined by the Company to be the fair value thereof. If, within 30 days after the Reincorporation, SoftQuad and a dissenting shareholder agree upon the price to be paid for his Company Common Stock; SoftQuad shall make such payment within 90 days following the effective date of the Reincorporation, upon surrender by such shareholder to SoftQuad of the certificates representing his Company Common Stock. Upon payment, the dissenting shareholder shall cease to have any interest in the Company Common Stock.

     If SoftQuad and any dissenting shareholder fail to agree upon the price to be paid for his Company Common Stock within the aforementioned 30-day period, then within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date the Reincorporation is effected, SoftQuad shall, or at any time within such 60 day period SoftQuad may, file an action in any court of general civil jurisdiction in the county in Florida where the registered office, of the Company is located, requesting that the fair value of such Company Common Stock be found and determined. If SoftQuad fails to institute the proceeding within such 60-day period, any dissenting shareholder may institute such proceeding. All dissenting shareholders, except those who have agreed on the price to be paid for their Company Common Stock, are required to be made parties to such a proceeding.

     In any such proceeding, the court, at SoftQuad's request, will determine whether or not any particular dissenting shareholder is entitled to receive payment for his Company Common Stock. If SoftQuad does not request such a determination or if the court finds that a dissenting shareholder is so entitled, the court, directly or through an appraiser, will fix the value of the Company Common Stock as of the day prior to the date the Majority Holders consented to the Reincorporation, excluding any appreciation or depreciation directly or indirectly induced by the Reincorporation or the proposal to authorize it. The expenses of any such proceeding, as determined by the court, shall be assessed against SoftQuad, except that the court may apportion costs to any dissenting shareholder whom it finds to have been acting arbitrarily, vexatiously or otherwise not in good faith in refusing an offer by SoftQuad.

     THE PROVISIONS OF SECTIONS 607.1302 TO 607.1320 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE HIS RIGHT TO DISSENT CONSULT HIS LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH
PROVISIONS  MAY  LEAD  TO  A  LOSS  OF  DISSENTERS  RIGHTS.


            MARKET FOR THE AMERICAN SPORTS MACHINE, INC. COMMON STOCK

     Shares of the Company's common stock have been registered with the Securities and Exchange Commission (the "Commission") and are included on the OTC Bulletin Board price quotation for the Company's shares published by such service.

     As of March 9, 2000, there were _____ holders of record of the Company's common stock.

     As of the date hereof, the Company has issued and outstanding ______________ shares of common stock. Of this total, 500,000 shares were originally issued in transactions more than three (3) years ago. Such shares may be sold or otherwise transferred without restriction pursuant to the terms of rule 144 ("Rule 144") of the Act. The remaining 900,000 shares were issued subject to Rule 144 and may not be sold and/or transferred without further registration under the Act or pursuant to an applicable exemption.

DIVIDEND  POLICY

     The Company has not declared or paid cash dividends or made distributions in the past, and the Company does not anticipate that it will pay cash dividends or make distributions in the foreseeable future. The Company currently intends to retain and reinvest future earnings, if any, to finance its operations.


                                  MISCELLANEOUS

     The Company requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Company Stock and the Company will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Exchange Agent by writing to it at the following address: Atlas Stock Transfer Corporation, 5899 South State Street, Salt Lake City, Utah 84107.

                                 EXHIBITS INDEX


     A.     PLAN  AND  AGREEMENT  OF  MERGER


     B.     DELAWARE  CERTIFICATE  OF  INCORPORATION


     C.     FLORIDA  STATUTES


     D.     ANNUAL  REPORT  ON  FORM  10-K


     E.     CURRENT  REPORT  ON  FORM  8-K


     F.     LETTER  OF  TRANSMITTAL

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER


     THIS PLAN AND AGREEMENT OF MERGER (hereinafter referred to as this "Agreement") dated as of March 9, 2000, is made and entered into by and between The American Sports Machine, Inc., a Florida corporation ("Company") and SoftQuad Software, Ltd., a Delaware corporation ("SoftQuad").

                              W-I-T-N-E-S-S-E-T-H:

     WHEREAS, the Company is a corporation organized and existing under the laws of the State of Florida; and

     WHEREAS, SoftQuad is a wholly-owned subsidiary corporation of the Company, having been incorporated on March 9, 2000; and

     NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Company shall be merged into SoftQuad (the "merger") upon the terms and conditions hereinafter set forth.

                                    ARTICLE I
                                     Merger

     On April 9, 2000 as soon as practicable thereafter (the "Effective Date"); the Company shall be merged into SoftQuad, the separate existence of the Company shall cease and SoftQuad (following the Merger referred to as "SoftQuad") shall continue to exist under the name of "SoftQuad Software, Ltd.," by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of SoftQuad in the State of Delaware will be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of Newcastle, State of Delaware.

                                   ARTICLE II
                    Certificate of Incorporation of SoftQuad

     The Certificate of Incorporation of SoftQuad Software, Ltd. shall be the Certificate of Incorporation of SoftQuad as in effect on the date hereof without change unless and until amended in accordance with applicable law.

                                   ARTICLE III
                               By-Laws of SoftQuad

     The By-Laws of SoftQuad shall be the By-Laws of SoftQuad as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

                                   ARTICLE IV
              Effect of Merger on Stock of Constituent Corporation

     4.01 On the Effective Date, (i) each outstanding share of Company common stock, $.0001 par value ("Company Common Stock") shall be converted into one share of SoftQuad common stock, $.001 par value, ("SoftQuad Common Stock"), except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, (ii) any fractional SoftQuad Common Stock interests to which a holder of Company Common Stock would be entitled will be canceled with the holder thereof being entitled to receive the next highest number of whole shares of SoftQuad Common Stock and (iii) each outstanding share of Company Common Stock held by the Company shall be retired and canceled and shall resume the status of an authorized and unissued SoftQuad Common Stock.

     4.02 All options and rights to acquire Company Common Stock under or pursuant to any options or warrants which are outstanding on the Effective Date of the Merger will automatically be converted into equivalent options and rights to purchase that whole number of SoftQuad Common Stock into which the number of Company Common Stock subject to such options or warrants immediately prior to the Effective Date would have been converted in the merger had such rights been exercised immediately prior thereto (with any fractional SoftQuad Common Stock interest resulting from the exercise being settled in cash in the amount such holder would have received for any such fraction in the merger had he exercised such warrants or options immediately prior to the Merger). The option price per share of SoftQuad Common Stock shall be the option price per share of Company Common Stock in affect prior to the Effective Date. All plans or agreements of the Company under which such options and rights are granted or issued shall be continued and assumed by SoftQuad unless and until amended or terminated in accordance with their respective terms.

     4.03  (a)  The  Company  shall  act  as  exchange  agent  in  the  Merger.

     (b) Prior to, or as soon as practicable, after the Effective Date, SoftQuad shall mail to each person who was, at the time of mailing or at the Effective Date, a holder of record of issued and outstanding Company Common Stock (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the certificate or certificates, which immediately prior the Effective Date represented issued and outstanding shares of Company Common Stock ("Company Certificates"), in exchange for certificates representing SoftQuad Common Stock. Upon surrender of a Company Certificate for cancellation to SoftQuad, together with a duly executed letter of transmittal, the holder of such Company Certificate shall subject to paragraph (f) of this section 4.03 be entitled to receive in exchange therefor a certificate representing that number of SoftQuad Common Stock into which the Company Common Stock theretofore represented by the Company Certificate so surrendered shall have been converted pursuant to the provisions of this Article IV; and the Company Certificate so surrendered shall forthwith be canceled.

     (c) No dividends or other distributions declared after the Effective Date with respect to SoftQuad Common Stock and payable to holders of record thereof after the Effective Date shall be paid to the holder of any unsurrendered Company Certificate with respect to SoftQuad Common Stock which by virtue of the Merger are represented thereby, nor shall such holder be entitled to exercise any right as a holder of SoftQuad Common Stock; until such holder shall surrender such Company Certificate. Subject to the effect, if any, of applicable law and except as otherwise provided in paragraph (f) of this Section 4.03, after the subsequent surrender and exchange of a Company Certificate, the holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which became payable prior to such surrender and exchange with respect to SoftQuad Common Stock represented by such Company Certificate.

     (d) If any stock certificate representing SoftQuad Common Stock is to be issued in a name other than that in which the Company Certificate surrendered with respect thereto is registered, it shall be a condition of such issuance that the Company Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance to a person other than the registered holder of the Company Certificate surrendered or shall establish to the satisfaction of SoftQuad that such tax has been paid or is not applicable.

     (a) After the Effective Date, there shall be no further registration of transfers on the stock transfer books of the Company of the Shares of Company Common Stock, or of any other shares of stock of the Company, which were outstanding immediately prior to the Effective Date. If after the Effective Date certificates representing such shares are presented to the "SoftQuad" they shall be canceled and, in the case of Company Certificates, exchanged for certificates representing SoftQuad Common Stock and, as appropriate, cash as provided in this Article IV.

     (f) No certificates or scrip representing fractional SoftQuad Common Stock shall be issued upon the surrender for exchange of Company Certificates, no dividend or distribution of SoftQuad shall relate to any fractional SoftQuad Common Stock interest, and no such fractional share interest will entitle the owner thereof to vote or to any right of a stockholder of SoftQuad. In lieu thereof, SoftQuad shall pay to each holder of Company Common Stock convertible into a fractional interest in SoftQuad Common Stock the Cancellation Price.

                                    ARTICLE V
            Corporate Existence, SoftQuad and Liabilities of SoftQuad

     5.01 On the Effective Date, the separate existence of the Company shall cease. The Company shall be merged with and into SoftQuad, SoftQuad, in accordance with the provisions of this Agreement. Thereafter, SoftQuad shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement and all and singular; the rights, privileges, powers and franchises of the Company and SoftQuad, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in SoftQuad; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter an effectually the property of SoftQuad, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Company and SoftQuad or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities, shall thenceforth attach to SoftQuad, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     5.02 The Company agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as SoftQuad may deem necessary or desirable in order to vest in and confirm to SoftQuad title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of the Company and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE VI
                       Officers and Directors of SoftQuad

     6.01 Upon the Effective Date, the officers and directors of SoftQuad shall be officers and directors of SoftQuad in office at such date, and such persons shall hold office in accordance with the By-Laws of SoftQuad or until their respective successors shall have been appointed or elected.

     6.02 If, upon the Effective Date, a vacancy shall exist in the Board of Directors of SoftQuad, such vacancy shall be filled in the manner provided by its By-Laws.

                                   ARTICLE VII
               Approval by Shareholders; Amendment; Effective Date

     7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with applicable Florida law. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Florida and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The Effective Date of the Merger shall be the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

     7.02 The Board of Directors of the Company and SoftQuad may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the merger by the shareholder of Company shall not (1) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the Company Common Stock (2) alter or change any term of the Certificate of Incorporation of SoftQuad, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Company Common Stock.

                                  ARTICLE VIII
                              Termination of Merger

     This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Florida and the Secretary of State of Delaware, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Company and SoftQuad.

                                   ARTICLE IX
                                  Miscellaneous

     In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

THE  AMERICAN  SPORTS  MACHINE,  INC.
a  Florida  corporation



By:/s/James D. Brock, Jr.
   --------------------------------------
       James  D.  Brock,  Jr.,  President


SOFTQUAD  SOFTWARE,  LTD.
a  Delaware  corporation



By:/s/Roberto Drassinower
   --------------------------------------
       Roberto  Drassinower,  President

                                    EXHIBIT B


                          CERTIFICATE OF INCORPORATION

                                       OF

                             SOFTQUAD SOFTWARE, LTD.



                                    ARTICLE I
                                      NAME

             The name of the Corporation is SoftQuad Software, Ltd.


                                   ARTICLE II
                                    DURATION

                 The Corporation is to have perpetual existence.


                                   ARTICLE III
                           REGISTERED OFFICE AND AGENT

     The address of its registered office in the State of Delaware is the Corporation Trust Center at 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE IV
                                    PURPOSES

     The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Delaware.


                                    ARTICLE V
                                  CAPITAL STOCK

     A.  Number  and Designation.  The Corporation shall have authority to issue
         -----------------------
fifty million and one (50,000,001) shares of capital stock, of which 25 million shall be shares of common stock, par value $0.001 per share ("Common Stock"), and one share shall be special voting stock, par value $0.001 per share ("Special Voting Stock") 25 million shall be shares of preferred stock, par value $0.001 per share ("Preferred Stock"). The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

     A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

     B.  Common  Stock and Special Voting Stock. The holders of Common Stock and
         --------------------------------------
the holders of Special Voting Stock shall have the respective rights and preferences set forth in this Article V.

     (1)  Rights  and  Privileges.  Except  as provided in this Certificate, the
          -----------------------
holders of the Common Stock and Special Voting Stock shall exclusively possess all voting power. Except as otherwise provided in this Article V or as otherwise required by applicable law, all shares of Common Stock and Special Voting Stock will be identical and will entitle the holders thereof to the same rights and privileges and shall rank equally, share ratably, and be identical in all respects as to all matters.

     (2)  Voting  Rights.  Except as otherwise required by law:  (i) the holders
          --------------
of Common Stock will be entitled to one vote per share on all matters to be voted on by the Corporation's shareholders; (ii) the holder of the share of Special Voting Stock shall have a number of votes equal to the number of Exchangeable Shares (the "Exchangeable Shares") of Softquad Acquisition Corp., an Ontario corporation, issued and outstanding from time to time which are not owned by the Corporation or any of its direct or indirect subsidiaries. Except as otherwise required by law or this Certificate of Incorporation, (iii) the holders of Common Stock and the Special Voting Stock shall vote together as a single class in the election of directors and on all matters submitted to a vote of stockholders of the Corporation; (iv) no holder of Common Stock or Special Voting Stock shall have the right to cumulate votes in the election of Directors of the Corporation or for any other purpose.

     (3)  Payment  of  Dividends.  Whenever  there  shall  have  been  paid,  or
          ----------------------
declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, Special Voting Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

     (4)  Distributions  in  Liquidation.  In  the  event  of  any  liquidation,
          ------------------------------
dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the Common Stock Special Voting Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to participate ratably on a per share basis in all distributions of the remaining assets of the Corporation available for distribution, in cash or in kind, as though all shares of Common Stock and Special Voting Stock were of a single class.

     (5)  Limitation  on  Stock  Splits,  Combinations  or  Reclassifications.
          -------------------------------------------------------------------

     (a) The Corporation shall not: (i) subdivide its outstanding Common Stock by stock dividend or otherwise; or (ii) combine its outstanding Common Stock into a smaller number of shares; or (iii) reclassify its outstanding Common Stock (including any reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the surviving corporation); unless at the same time the Corporation subdivides, combines or reclassifies, as applicable, the shares of outstanding Special Voting Stock on the same basis as the Corporation so subdivides, combines or reclassifies the outstanding Common Stock.

     (b) The Corporation shall not: (i) subdivide its outstanding Special Voting Stock by stock dividend or otherwise; or (ii) combine its outstanding Special Voting Stock into a smaller number shares; or (iii) reclassify its outstanding Special Voting Stock (including any reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the surviving corporation); unless at the same time the Corporation subdivides, combines or reclassifies, as applicable, the shares of outstanding Common Stock on the same basis as the Corporation so subdivides, combines or reclassifies the outstanding Special Voting Stock.

     C.  Serial  Preferred  Stock.  Except  as provided in this Certificate, the
         ------------------------
board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

          (1) the distinctive serial designation and the number of shares constituting such series;

     (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

          (3) the voting powers, full or limited, if any, of the shares of such series;

     (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

     (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

     (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

     (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

     (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

     (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

     Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

     D.  Class  A  Convertible  Preferred  Stock.
         ---------------------------------------

               Designation  and  Amount

               The designation of this class of shares shall be "Class A Convertible Preferred Stock" (the "Class A Preferred Stock"), $.001; the initial stated value per share shall be $1.3574 (the "Initial Stated Value"); and the number of shares constituting such class shall be 1,473,405. The number of shares of the Class A Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Class A Preferred Stock then outstanding.

               Rank

               (a) With respect to dividends, the Class A Preferred Stock shall rank on a parity with the Corporation's Common Stock and Special Voting Stock. With respect to dividends, all Equity Securities of the Corporation
(other than convertible debt securities) to which the Class A Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

               (b) With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Class A Preferred Stock shall rank (i) on a parity with each other class of preferred stock; and (ii) senior to the Common Stock and Special Voting Stock, and, except as specified above, all other classes of capital stock of the Corporation hereafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all Equity Securities of the Corporation to which the Class A Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all Equity Securities of the Corporation (other than convertible debt securities) to which the Class A Preferred Stock ranks on parity are collectively referred to herein as "Parity Liquidation Securities."

               (c) The Class A Preferred Stock shall be subject to the creation of Junior Liquidation Securities, but no Parity Liquidation Securities or Senior Dividend Securities shall be created except in accordance with the terms hereof.

               Dividends

               Dividends on the Class A Preferred Stock shall be paid only when, as and if declared by the Board of Directors from time to time out of funds then legally available for the payment of dividends.

               Liquidation  Preference

               (a) In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of then outstanding shares of Class A Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the Initial Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities (the "Initial Preferred Distribution"). After the Initial Preferred Distribution has been made, the holders of Class A Preferred Stock shall be entitled to share pro rata with the holders of Common Stock and Special Voting Stock in the distribution of any remaining assets of the Corporation on the basis of each whole outstanding share of the Class A Preferred Stock receiving an amount equal to the Formula Number then in effect times such distribution on each share of the Common Stock and Special Voting Stock. The distributions on the Class A Preferred Stock pursuant to the immediately preceding sentence of this paragraph (a) are hereinafter referred to as "Participating Liquidation Distributions." No distribution on the Common Stock or Special Voting Stock in respect of which a Participating Liquidation Distribution is required shall be paid or set aside for payment on the Common Stock or Special Voting Stock unless a Participating Liquidation Distribution in respect of such distribution is concurrently paid.

               (b) All the assets of the Corporation available for distribution to stockholders shall be distributed ratably (in proportion to the full distributable amounts to which holders of Class A Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then outstanding shares of Class A Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

               (c) Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section D, but the holders of shares of Class A Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets to the rights provided by this Section D following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Class A Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

               Voting  Rights

               (a) The holders of Class A Preferred Stock shall be entitled to the number of votes per share of Class A Preferred Stock equal to the number of shares of Common Stock for which such share of Class A Preferred Stock is then convertible pursuant to this Section D at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration.

               (b) So long as any shares of the Class A Preferred Stock are outstanding, (i) each share of Class A Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock and Special Voting Stock; and (ii) the shares of Class A Preferred Stock shall vote together with shares of Common Stock and Special Voting Stock as a single class.

               (c) The foregoing rights of holders of shares of Class A Preferred Stock to take any actions as provided in this Section D may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action, if action by written consent of stockholders of the Corporation is then permitted.

               (d) The Corporation shall not enter into any agreement or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

               Conversion

               The holders of the Class A Preferred Stock shall have conversion rights as follows:

                    (a) Each share of Class A Preferred Stock shall be convertible at the direction of, and by notice to the Corporation from, the holder thereof, at any time, at the office of the Corporation or any transfer agent for such Class, into one (1) fully paid and nonassessable share of Common Stock subject (x) to adjustment from time to time as provided below (as so adjusted, the "conversion ratio") and (y) to limitations resulting from the available number of shares of Common Stock which may be reserved for issuance upon such conversion.

                    (b) If a holder of Class A Preferred Stock gives notice (a "Conversion Notice") of conversion under paragraph (a) above, such holder shall surrender with such Conversion Notice the duly endorsed certificate or certificates for the Class A Preferred Stock being converted, at the office of the Corporation or of any transfer agent for such Class, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable after the surrender of a Class A Preferred Stock certificate or certificates pursuant to a Conversion Notice, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such Conversion Notice and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the recordholder or holders of such shares of Common Stock as of such date. The issuance of certificates or shares of Common Stock upon conversion of shares of Class A Preferred Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance.

                    (c) No fractional shares shall be issued upon conversion of any shares of Class A Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share, and the holder of Class A Preferred Stock shall be paid in cash for any fractional share.

                    (d) In case at any time or from time to time the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock or other class of securities, or shall offer for subscription pro rata to the holders of its Common Stock or other class of securities any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Class A Preferred Stock at the addresses of each as shown on the books of the Corporation maintained by the Transfer Agent thereof of the date on which (i) the books of the Corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which paragraph (h) applies the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

                    (e) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class A Preferred Stock, then in addition to such other remedies as shall be available to the holder of Class A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                    (f)     Any  notice  required by the provisions of paragraph
(d) to be given the holders of shares of Class A Preferred Stock shall be deemed given if sent by facsimile transmission, by telex, or if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

                    (g) The conversion ratio shall be subject to adjustment from time to time as follows:

                         (i)     In  case  the  Corporation shall at any time or
from time to time after the Issue Date (A) pay a dividend or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the conversion ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Class A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation that such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Class A Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                         (ii)     In  the  case the Corporation shall, after the
Issue Date, issue shares of Common Stock at a price per share, or securities convertible into or exchangeable for shares of Common Stock ("Convertible Securities") having a "Conversion Price" (as defined below) less than the Current Market Price (for a period of 15 consecutive Trading Days prior to such date), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Class A Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (A) the applicable conversion ratio on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date on which such shares or Convertible Securities are issued and (2) the number of additional shares of Common Stock issued, or into which the Convertible Securities may convert, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued, or the number of shares of Common Stock which the aggregate of the Conversion Price of such Convertible Securities so issued, would purchase at such Current Market price on such date. An adjustment made pursuant to this clause (ii) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this clause (ii), the aggregate consideration receivable by the Corporation in connection with the issuance of any securities shall be deemed to be the sum of the aggregate offering price to the public (before deduction of underwriting discounts or commissions and expenses payable to third parties), and the "Conversion Price" of any Convertible Securities is the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities (before deduction of underwriting discounts or commissions and expenses payable to third parties) plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exchange or exercise of any such Convertible Securities. Neither
(A) the issuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the conversion ratio pursuant to clause (i) of this Section D, or pursuant to any employee benefit plan or program of the Corporation or pursuant to any option, warrant, right, or Convertible Security outstanding as of the date hereof nor (B) the issuance of shares of Common Stock pursuant thereto shall be deemed to constitute an issuance of Common Stock or Convertible Securities by the Corporation to which this clause (ii) applies. Upon expiration of any Convertible Securities that shall not have been exercised or converted and for which an adjustment shall have been made pursuant to this clause (ii), the Conversion Price computed upon the original issue thereof shall upon such expiration be recomputed as if the only additional shares of Common Stock issued were such shares of Common Stock (if any) actually issued upon exercise of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such Convertible Securities (whether or not exercised or converted) plus the consideration actually received by the Corporation upon such exercise of conversion.

                         (iii)     In  case the Corporation shall at any time or
from time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off), on its Common Stock, other than dividends or distributions of shares of Common Stock that are referred to in clause (i) of this paragraph (g), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Class A Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable conversion ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the then Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be such Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date less the Fair Market Value (as defined in Section (vii)) per share of Common Stock (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be mailed to each holder of shares of Class A Preferred Stock) of such dividend or distribution; provided, however, that in the event of a distribution of shares of capital stock of a Subsidiary of the Corporation (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day and the denominator of which shall be the current market price per share of the Common Stock for the period of 20 Trading Days proceeding such 35th Trading Day. An adjustment made pursuant to this clause (iii) shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; provided, however, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

                         (iv)     For purposes of this paragraph (g), the number
of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

                         (v)     Anything  in this paragraph (g) to the contrary
notwithstanding, the Corporation shall not be required to give effect to any adjustment in the conversion ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the conversion ratio by at least one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the conversion ratio by at least one-hundredth of one share of Common Stock, such change in conversion ratio shall thereupon be given effect.

                         (vi)     The  certificate  of  any  firm of independent
public accountants of recognized standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this paragraph (g).

                         (vii)     If the Corporation shall take a record of the
holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph (g) or in the conversion ratio then in effect shall be required by reason of the taking of such record.

                         (viii)     There  shall  be  no  adjustment  of  the
conversion ratio in case of the issuance of any stock of the Corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in paragraph (g)(i), G(ii) and H of this Section D.

                    (h) In case of any reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by paragraph (g)(i) of this Section D), or in case of any consolidation or merger of the Corporation with or into another corporation, or in the case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Class A Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Class A Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all reference in this paragraph (h) shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

                    (i) Upon any adjustment of the conversion ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in this Section D, then, and in each such case, the Corporation shall promptly deliver to the registered holders of the Class A Preferred and Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the conversion ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion set forth in this Section D.

     E.  Class  B  Convertible  Preferred  Stock
         ---------------------------------------

               Designation  and  Amount

               The designation of this class of shares shall be "Class B Convertible Preferred Stock" (the "Class B Preferred Stock"), $.001; the initial stated value per share shall be $2.903226 (the "Initial Stated Value"); and the number of shares constituting such class shall be 1,722,222. The number of shares of the Class B Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Class B Preferred Stock then outstanding.

               Rank

               (a) With respect to dividends, the Class B Preferred Stock shall rank on a parity with the Corporation's Common Stock and Special Voting Stock. With respect to dividends, all Equity Securities of the Corporation
(other than convertible debt securities) to which the Class B Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

               (b) With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Class B Preferred Stock shall rank (i) on a parity with each other class of preferred stock; and (ii) senior to the Common Stock and Special Voting Stock, and, except as specified above, all other classes of capital stock of the Corporation hereafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all Equity Securities of the Corporation to which the Class B Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all Equity Securities of the Corporation (other than convertible debt securities) to which the Class B Preferred Stock ranks on parity are collectively referred to herein as "Parity Liquidation Securities."

               (c) The Class B Preferred Stock shall be subject to the creation of Junior Liquidation Securities, but no Parity Liquidation Securities or Senior Dividend Securities shall be created except in accordance with the terms hereof.

               Dividends

               Dividends on the Class B Preferred Stock shall be paid only when, as and if declared by the Board of Directors from time to time out of funds then legally available for the payment of dividends.

               Liquidation  Preference

               (a) In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of then outstanding shares of Class B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the Initial Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities (the "Initial Preferred Distribution"). After the Initial Preferred Distribution has been made, the holders of Class B Preferred Stock shall be entitled to share pro rata with the holders of Common Stock and Special Voting Stock in the distribution of any remaining assets of the Corporation on the basis of each whole outstanding share of the Class B Preferred Stock receiving an amount equal to the Formula Number then in effect times such distribution on each share of the Common Stock and Special Voting Stock. The distributions on the Class B Preferred Stock pursuant to the immediately preceding sentence of this paragraph (a) are hereinafter referred to as "Participating Liquidation Distributions." No distribution on the Common Stock or Special Voting Stock in respect of which a Participating Liquidation Distribution is required shall be paid or set aside for payment on the Common Stock or Special Voting Stock unless a Participating Liquidation Distribution in respect of such distribution is concurrently paid.

               (b) All the assets of the Corporation available for distribution to stockholders shall be distributed ratably (in proportion to the full distributable amounts to which holders of Class B Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then outstanding shares of Class B Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

               (c) Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section D, but the holders of shares of Class B Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets to the rights provided by this Section D following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Class B Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

               Voting  Rights

               (a) The holders of Class B Preferred Stock shall be entitled to the number of votes per share of Class B Preferred Stock equal to the number of shares of Common Stock for which such share of Class B Preferred Stock is then convertible pursuant to this Section D at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration.

               (b) So long as any shares of the Class B Preferred Stock are outstanding, (i) each share of Class B Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock and Special Voting Stock; and (ii) the shares of Class B Preferred Stock shall vote together with shares of Common Stock and Special Voting Stock as a single class.

               (c) The foregoing rights of holders of shares of Class B Preferred Stock to take any actions as provided in this Section E may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action, if action by written consent of stockholders of the Corporation is then permitted.

               (d) The Corporation shall not enter into any agreement or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

               Conversion

               The holders of the Class B Preferred Stock shall have conversion rights as follows:

                    (a) Each share of Class B Preferred Stock shall be convertible at the direction of, and by notice to the Corporation from, the holder thereof, at any time, at the office of the Corporation or any transfer agent for such Class, into one (1) fully paid and nonassessable share of Common Stock subject (x) to adjustment from time to time as provided below (as so adjusted, the "conversion ratio") and (y) to limitations resulting from the available number of shares of Common Stock which may be reserved for issuance upon such conversion.

                    (b) If a holder of Class B Preferred Stock gives notice (a "Conversion Notice") of conversion under paragraph (a) above, such holder shall surrender with such Conversion Notice the duly endorsed certificate or certificates for the Class B Preferred Stock being converted, at the office of the Corporation or of any transfer agent for such Class, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable after the surrender of a Class B Preferred Stock certificate or certificates pursuant to a Conversion Notice, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such Conversion Notice and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the recordholder or holders of such shares of Common Stock as of such date. The issuance of certificates or shares of Common Stock upon conversion of shares of Class B Preferred Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance.

                    (c) No fractional shares shall be issued upon conversion of any shares of Class B Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share, and the holder of Class B Preferred Stock shall be paid in cash for any fractional share.

                    (d) In case at any time or from time to time the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock or other class of securities, or shall offer for subscription pro rata to the holders of its Common Stock or other class of securities any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Class B Preferred Stock at the addresses of each as shown on the books of the Corporation maintained by the Transfer Agent thereof of the date on which (i) the books of the Corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which paragraph (h) applies the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

                    (e) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class B Preferred Stock, then in addition to such other remedies as shall be available to the holder of Class B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                    (f)     Any  notice  required by the provisions of paragraph
(d) to be given the holders of shares of Class B Preferred Stock shall be deemed given if sent by facsimile transmission, by telex, or if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

                    (g) The conversion ratio shall be subject to adjustment from time to time as follows:

                         (i)  In  case the Corporation shall at any time or from
time to time after the Issue Date (A) pay a dividend or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the conversion ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Class B Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation that such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Class B Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective
(x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                         (ii)  In  the  case  the  Corporation  shall, after the
Issue Date, issue shares of Common Stock at a price per share, or securities convertible into or exchangeable for shares of Common Stock ("Convertible Securities") having a "Conversion Price" (as defined below) less than the Current Market Price (for a period of 15 consecutive Trading Days prior to such date), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Class B Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (A) the applicable conversion ratio on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date on which such shares or Convertible Securities are issued and (2) the number of additional shares of Common Stock issued, or into which the Convertible Securities may convert, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued, or the number of shares of Common Stock which the aggregate of the Conversion Price of such Convertible Securities so issued, would purchase at such Current Market price on such date. An adjustment made pursuant to this clause (ii) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this clause (ii), the aggregate consideration receivable by the Corporation in connection with the issuance of any securities shall be deemed to be the sum of the aggregate offering price to the public (before deduction of underwriting discounts or commissions and expenses payable to third parties), and the "Conversion Price" of any Convertible Securities is the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities (before deduction of underwriting discounts or commissions and expenses payable to third parties) plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exchange or exercise of any such Convertible Securities. Neither
(A) the issuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the conversion ratio pursuant to clause (i) of this Section E, or pursuant to any employee benefit plan or program of the Corporation or pursuant to any option, warrant, right, or Convertible Security outstanding as of the date hereof nor (B) the issuance of shares of Common Stock pursuant thereto shall be deemed to constitute an issuance of Common Stock or Convertible Securities by the Corporation to which this clause (ii) applies. Upon expiration of any Convertible Securities that shall not have been exercised or converted and for which an adjustment shall have been made pursuant to this clause (ii), the Conversion Price computed upon the original issue thereof shall upon such expiration be recomputed as if the only additional shares of Common Stock issued were such shares of Common Stock (if any) actually issued upon exercise of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such Convertible Securities (whether or not exercised or converted) plus the consideration actually received by the Corporation upon such exercise of conversion.

                         (iii)  In  case  the  Corporation  shall at any time or
from time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off), on its Common Stock, other than dividends or distributions of shares of Common Stock that are referred to in clause (i) of this paragraph (g), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Class B Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable conversion ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the then Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be such Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date less the Fair Market Value (as defined in Section (vii)) per share of Common Stock (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be mailed to each holder of shares of Class B Preferred Stock) of such dividend or distribution; provided, however, that in the event of a distribution of shares of capital stock of a Subsidiary of the Corporation (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day and the denominator of which shall be the current market price per share of the Common Stock for the period of 20 Trading Days proceeding such 35th Trading Day. An adjustment made pursuant to this clause (iii) shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; provided, however, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

                         (iv)  For purposes of this paragraph (g), the number of
shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

                         (v)  Anything  in  this  paragraph  (g) to the contrary
notwithstanding, the Corporation shall not be required to give effect to any adjustment in the conversion ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the conversion ratio by at least one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the conversion ratio by at least one-hundredth of one share of Common Stock, such change in conversion ratio shall thereupon be given effect.

                         (vi)  The certificate of any firm of independent public
accountants of recognized standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this paragraph (g).

                         (vii)  If  the  Corporation  shall take a record of the
holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph (g) or in the conversion ratio then in effect shall be required by reason of the taking of such record.

                         (viii)  There  shall be no adjustment of the conversion
ratio in case of the issuance of any stock of the Corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in paragraph (g)(i), (g)(ii) and (h) of this Section E.

                    (h) In case of any reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by paragraph (g)(i) of this Section E), or in case of any consolidation or merger of the Corporation with or into another corporation, or in the case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Class B Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Class B Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all reference in this paragraph (h) shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

                    (i) Upon any adjustment of the conversion ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in this Section D, then, and in each such case, the Corporation shall promptly deliver to the registered holders of the Class B Preferred and Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the conversion ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion set forth in this Section D.

     F.  Additional  Definitions
         -----------------------

          For the purposes of this Certificate of Incorporation, the following terms shall have the meanings indicated:

               "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               "Current Market Price," when used with reference to shares of Common Stock or other securities on any date, shall mean the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. National Market System or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Corporation. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Corporation based on an opinion of an independent investment banking firm with an established national reputation as a valuer of securities, which opinion may be based on such assumption as such firm shall deem to be necessary and appropriate.

               "Equity Securities" of any Person means any and all common stock, preferred stock and any other class of capital stock of, and any partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

               "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

               "Formula Number" shall mean one (1); provided, however, that if the Corporation shall (i) declare or pay any dividend or make any distribution on the Common Stock or Special Voting Stock, payable in shares of Common Stock or Special Voting Stock; (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock or Special Voting Stock into a larger number of shares of Common Stock or Special Voting Stock; or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock or Special Voting Stock into a smaller number of shares of Common Stock or Special Voting Stock, then in each such case the Formula Number in effect immediately prior to such event shall be adjusted to a number determined by multiplying the Formula Number then in effect by a fraction, the numerator of which is the number of shares of Common Stock or Special Voting Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock or Special Voting Stock that were outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification, or change so that each share of Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock and Special Voting Stock immediately prior to such merger, reclassification, or change.

               "Issue Date" shall mean the first date on which shares of Class A Preferred Stock and Class B Preferred Stock respectively are issued.

               "Person" means any individual, corporation, company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

               "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the Voting Securities or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person and one or more of its Subsidiaries.

               "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange a Business Day.

               "Voting Securities" means, (i) with respect to the Company, the Equity Securities of the Company entitled to vote generally for the election of directors of the Company, and (ii) with respect to any other Person, any securities of or interests in such Person entitled to vote generally for the election of directors or any similar managing person of such Person.

     G.  Miscellaneous
         -------------

          (a) Notices. Any notice referred to herein shall be in writing and, unless first-class mail shall be specifically permitted for such notices under the terms hereof, shall be deemed to have been given upon personal delivery thereof, upon transmittal of such notice by telecopy (with confirmation of receipt by telecopy or telex) or five days after transmittal by registered or certified mail, postage prepaid, addressed as follows:

               (i) if to the Corporation, to its office at 161 Eglinton Avenue East, Suite 400, Toronto, Ontario, Canada M4P 1J5 (Attention: Secretary), or to the transfer agent for the Class A and Class B Preferred Stock;

               (ii) if to a holder of the Class A Preferred Stock or Class B Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Class A Preferred Stock or Class B Preferred Stock); or

               (iii) to such other address as the Corporation or such holder, as the case may be, shall have designated by notice similarly given.

          (b) Reacquired Shares. Any shares of Class A Preferred Stock or Class B Preferred Stock purchased or otherwise acquired by the Corporation, directly or indirectly, in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof (and shall not be deemed to be outstanding for any purpose) and, if necessary to provide for the lawful purchase of such shares, the capital represented by such shares shall be reduced in accordance with the General Corporation Law of Delaware. All such shares of Class A Preferred Stock or Class B Preferred Stock shall upon their cancellation and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, $.001 par value, of the Corporation and may be reissued as part of another class of Preferred Stock, $.001 par value, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

          (c) Enforcement. Any registered holder of shares of Class A Preferred Stock or Class B Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Incorporation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          (d) Transfer Taxes. Except as otherwise agreed upon pursuant to the terms of this Certificate of Incorporation, the Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Common Stock on conversion of, or other securities or property issued on account of, shares of Class A Preferred Stock or Class B Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue or transfer and delivery of any certificate for Common Stock or other securities or property in a name other than that in which the shares of Class A Preferred Stock or Class B Preferred Stock so exchanged, or on account of which such securities were issued, were registered and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid or is not payable.

          (e) Transfer Agent. The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Class A Preferred Stock and Class B Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of shares of Class A Preferred Stock or Class B Preferred Stock.

          (f) Record Dates. In the event that the Class A Preferred Stock or Class B Preferred Stock shall be registered under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the Corporation shall establish appropriate record dates with respect to payments and other actions to be made with respect to the Class A Preferred Stock and Class B Preferred Stock.


                                   ARTICLE VI
                                PREEMPTIVE RIGHTS

     No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock which may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof.


                                   ARTICLE VII
                              REPURCHASE OF SHARES

     The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.


                                  ARTICLE VIII
                   MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

     A.  Cumulative Voting.  There shall be no cumulative voting by stockholders
         -----------------
of  any  class  or  series  in  the  election  of  directors of the Corporation.

     B.  Place  of Meetings.  Meetings of stockholders may be held at such place
         ------------------
as  the  bylaws  may  provide.


                                   ARTICLE IX
                                    DIRECTORS

     A.  Number and Vacancies.  The number of directors of the Corporation shall
         --------------------
be such number, not less than one (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the next annual meeting of stockholders or when the director's successor is elected and qualified.


                                    ARTICLE X
                              REMOVAL OF DIRECTORS

     Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, with or without cause by the affirmative vote or written consent of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class). Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article X shall not apply with respect to the director or directors elected by such holders of preferred stock.


                                   ARTICLE XI
                                 INDEMNIFICATION

     Any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this
Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.


                                   ARTICLE XII
                       LIMITATIONS ON DIRECTORS' LIABILITY

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which the director derived any improper personal benefit. If the General Corporation law of the State of Delaware is amended after the date of filing of this Certificate to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

     Any repeal or modification of the foregoing paragraph (b)y the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                  ARTICLE XIII
                               AMENDMENT OF BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of a majority of the board of directors. Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation by the vote or written consent of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class).


                                  ARTICLE XVIII
                    AMENDMENT OF CERTIFICATE OF INCORPORATION

     Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation.


                                   ARTICLE XIX

     The  name  and  address  of  the  incorporator  is:

                                  Danyel Owens
                             770 South Post Oak Lane
                                    Suite 435
                           Houston, Texas  77056-1913

     I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, does make and file this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 7th day of March, 2000.



/s/Danyel  Owens
----------------
  Danyel  Owens

                                    EXHIBIT C

                                FLORIDA STATUTES


607.1301.     DISSENTERS'  RIGHTS;  DEFINITIONS

The  following  definitions  apply  to  ss.  607.1302  and  607.1320:

          (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

          (2) "Fair value" with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

          (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.


607.1302.     RIGHT  OF  SHAREHOLDERS  TO  DISSENT

     (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party:

               1.     If  the  shareholder is entitled to vote on the merger, or

               2. If the corporation is a subsidiary that is merged with its parent under s. 507.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

          (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

          (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

          (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

          (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

               1. Altering or abolishing any preemptive rights attached to any of his shares;

               2. Altering or abolishing the voting rights pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

               3. Effecting an exchange, cancellation, or reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

               4. Reducing the stated redemption price of any of his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;

               5. Making noncumulative, in whole or in part, dividends of any of his preferred shares which had theretofore been cumulative;

               6. Reducing the stated dividend preference of any of his preferred shares; or

               7. Reducing any stated preferential amount payable on any of his preferred shares upon voluntary or involuntary liquidation; or

          (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

     (2)     A  shareholder dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.

     (3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

     (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or held of record by not fewer than 2,000 shareholders.

     (5) A shareholder entitled to dissent and obtain payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


607.1320.     PROCEDURE  FOR  EXERCISE  OF  DISSENTERS'  RIGHTS

     (1)(a)  If a proposed corporate action creating dissenters' rights under s.
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

          1. Deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and

          2. Not vote his shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

     (b)     If  proposed  corporate action creating dissenters' rights under s.
607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

     (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph
(1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in Writing to, the proposed action.

     (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

     (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

          (a)     Such  demand  is  withdrawn  as  provided  in  this  section;

          (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

          (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

          (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

     (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

          (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

          (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period. for the portion thereof during which it was in existence.

     (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

     (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

     (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

     (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

     (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as in the case of other treasury shares, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

                                    EXHIBIT D

                     U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                   Form 10-KSB
(Mark  One)

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     For  the  fiscal  year  ended  September  30,  1999

[  ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES  EXCHANGE ACT
     OF  1934

     For  the  transition  period  from  _______________  to  ________________

     Commission  file  no.        0-26327
                          ---------------

                          American Sports Machine, Inc.
                   --------------------------------------------
                 (Name of small business issuer in its charter)

          Florida                65-0877744
-------------------------------           -------------------
(State  or  other  jurisdiction  of            (I.R.S.  Employer
incorporation  or  organization)            Identification  No.)

     222  Lakeview  Avenue,  Suite  160-146
     West  Palm  Beach,  FL
33401
-  ---------------------------------------              ----------
(Address  of  principal  executive  offices)             (Zip  Code)

Issuer's  telephone  number  (561)  832-5698

Securities  registered  under  Section  12(b)  of  the  Exchange  Act:

                              Name  of  each  exchange
         Title  of  each  class                    on  which  registered

               None
-----------------------------                     -------------------------
Securities  registered  under  Section  12(g)  of  the  Exchange  Act:

                          Common Stock, $.0001 par value
                                 (Title of class)
                               -------------------
     Check  whether  the issuer (1) filed all  reports  required  to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No
                                                         -----       -----
     Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

     State  issuer's  revenues  for  its  most  recent  fiscal  year.  $0.00.

     Of the 1,400,000 shares of voting stock of the registrant issued and outstanding as of December 15, 1999, 900,000 shares are held by non-affiliates. Because of the absence of an established trading market for the voting stock, the registrant is unable to calculate the aggregate market value of the voting stock held by non-affiliates as of a specified date within the past 60 days.


PART  I

ITEM  1.          DESCRIPTION  OF  BUSINESS

Business  Development

     The American Sports Machine, Inc. ("ASM") was organized on June 2, 1995, under the laws of the State of Florida, having the stated purpose of engaging in any lawful activities. ASM was formed with the contemplated purpose to build recreational centers for small organized sports activities including basketball, handball, racquetball, as well as video games and other computer board sports activities. The business concept and plan was based upon information obtained by the incorporator several years before while working for an unrelated company with the same concept and business plan. The incorporator and sole shareholder was unable to obtain the cooperation and assistance of workers and investors to implement the proposed plan. The primary area of development was to be in Florida, but was never brought to the development stage. After development of a business plan and efforts to develop the business failed, all efforts were abandoned in 1996. At that time ASM was unable to obtain the necessary contracts, store locations, other facilities, and was unable to obtain the necessary financing, therefore was unable to operate.

     ASM never engaged in an active trade or business throughout the period from June 1995 until just recently. The ASM charter was suspended (subject to reinstatement) by the State of Florida in 1996 for inactivity and failure to pay annual fees and costs. Its active status was reinstated on December 1, 1998, upon payment of all past due fees and costs. On December 1, 1998, all of the issued and outstanding shares of the common stock of ASM were acquired from Joseph Ashley, its then sole shareholder. The shares were purchased from Mr.
Ashley on behalf of the investor group. Mr. Ashley distributed the shares directly to each member of the investor group. The original incorporator and shareholder agreed to exchange the 500,000 issued and outstanding shares held by such shareholder to the new 25 member investor group in exchange for a commitment by the new shareholder group to pay the cost of reactivating the corporation, providing for its reinstatement, and bringing its books and records up to date. The total of 500,000 shares was distributed 20,000 shares to each of twenty-five (25) shareholders. In addition, ASM received gross proceeds in the amount of $20,000 from the sale of a total of 400,000 shares of common stock, $.0001 par value per share (the "Common Stock"), in an offering conducted pursuant to Section 3(b) and 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rules 505 and 506 of Regulation D promulgated thereunder. This offering was made in the State of Georgia and the State of Florida. ASM undertook the offering of shares of Common Stock on December 1, 1998. Also on December 1, 1998, ASM issued 500,000 shares of its Common Stock to Ms. Angela Michelle Bartolotta, the President, Secretary and Treasurer of ASM in consideration and in exchange for services valued at $25,000.00 in connection with the re-organization of ASM. On March 12, 1999, Ms. Bartolotta resigned her position due to personal conflicts and other personal reasons and tendered her 500,000 shares of stock to ASM for cancellation. Such shares were in fact canceled. The company issued 500,000 shares of its common stock to James Donald Brock, Jr., in consideration and in exchange for services valued at $25,000.00 to complete the reorganization of ASM. James Donald Brock, Jr. was also elected President, Secretary, Treasurer, and Director of ASM. (See "Recent Sales of Unregistered Securities")

ASM then began to consider and investigate potential business opportunities. ASM is considered a development stage company and, due to its status as a "shell" corporation, its principal business purpose is to locate and consummate a merger or acquisition with a private entity. Because of ASM's current status of having limited assets and no recent operating history, in the event ASM does successfully acquire or merge with an operating business opportunity, it is likely that ASM's present shareholders will experience substantial dilution and there will be a probable change in control of ASM.

     On December 1, 1998, ASM also determined it should become active in seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses.

     Any target acquisition or merger candidate of ASM will become subject to the same reporting requirements as ASM upon consummation of any such business combination. Thus, in the event that ASM successfully completes an acquisition or merger with another operating business, the resulting combined business must provide audited financial statements for at least the two most recent fiscal years, or in the event that the combined operating business has been in business less than two years, audited financial statements will be required from the period of inception of the target acquisition or merger candidate.

     ASM's principal executive offices are located at 222 Lakeview Avenue, Suite 160-157, West Palm Beach, FL 33401 and its telephone number is (561) 832-5698.

Business  of  Issuer

     ASM has no recent operating history and no representation is made, nor is any intended, that ASM will be able to carry on future business activities successfully. Further, there can be no assurance that ASM will have the ability to acquire or merge with an operating business, business opportunity or property that will be of material value to ASM.

     Management plans to investigate, research and, if justified, potentially acquire or merge with one or more businesses or business opportunities. ASM currently has no commitment or arrangement, written or oral, to participate in any business opportunity and management cannot predict the nature of any potential business opportunity it may ultimately consider. Management will have broad discretion in its search for and negotiations with any potential business or business opportunity.

SOURCES  OF  BUSINESS  OPPORTUNITIES

     ASM intends to use various sources in its search for potential business opportunities including its officer and director, consultants, special advisors, securities broker-dealers, venture capitalists, member of the financial community and others who may present management with unsolicited proposals. Because of ASM's limited capital, it may not be able to retain on a fee basis professional firms specializing in business acquisitions and reorganizations. Rather, ASM will most likely have to rely on outside sources, not otherwise associated with ASM, that will accept their compensation only after ASM has finalized a successful acquisition or merger. ASM will rely upon the expertise and contacts of such persons, will use notices in written publications and personal contacts to find merger and acquisition candidates, the exact number of such contacts dependent upon the skill and industriousness of the participants and the conditions of the marketplace. None of the participants in the process will have any past business relationship with management. To date, ASM has not engaged nor entered into any definitive agreements nor understandings regarding retention of any consultant to assist ASM in its search for business opportunities, nor is management presently in a position to actively seek or retain any prospective consultants for these purposes.

ASM does not intend to restrict its search to any specific kind of industry or business. ASM may investigate and ultimately acquire a venture that is in its preliminary or development stage, is already in operation, or in various stages of its corporate existence and development. Management cannot predict at this time the status or nature of any venture in which ASM may participate. A potential venture might need additional capital or merely desire to have its shares publicly traded. The most likely scenario for a possible business arrangement would involve the acquisition of, or merger with, an operating business that does not need additional capital, but which merely desires to establish a public trading market for its shares. Management believes that ASM could provide a potential public vehicle for a private entity interested in becoming a publicly held corporation without the time and expense typically associated with an initial public offering.

EVALUATION

     Once ASM has identified a particular entity as a potential acquisition or merger candidate, management will seek to determine whether acquisition or merger is warranted or whether further investigation is necessary. Such determination will generally be based on management's knowledge and experience, (limited solely to working history - See "Item 5. Directors, Executive Officers, etc.") or with the assistance of outside advisors and consultants evaluating the preliminary information available to them. Management may elect to engage outside independent consultants to perform preliminary analysis of potential business opportunities. However, because of ASM's limited capital it may not have the necessary funds for a complete and exhaustive investigation of any particular opportunity. Management will not devote full time to finding a merger candidate, will continue to engage in outside unrelated activities, and anticipates devoting no more than an average of five (5) hours weekly to such undertaking.

     In evaluating such potential business opportunities, ASM will consider, to the extent relevant to the specific opportunity, several factors including potential benefits to ASM and its shareholders; working capital, financial requirements and availability of additional financing; history of operation, if any; nature of present and expected competition; quality and experience of management; need for further research, development or exploration; potential for growth and expansion; potential for profits; and other factors deemed relevant to the specific opportunity.

     Because ASM has not located or identified any specific business opportunity as of the date hereof, there are certain unidentified risks that cannot be adequately expressed prior to the identification of a specific business opportunity. There can be no assurance following consummation of any acquisition or merger that the business venture will develop into a going concern or, if the business is already operating, that it will continue to operate successfully. Many of the potential business opportunities available to ASM may involve new and untested products, processes or market strategies which may not ultimately prove successful.

FORM  OF  POTENTIAL  ACQUISITION  OR  MERGER

     Presently ASM cannot predict the manner in which it might participate in a prospective business opportunity. Each separate potential opportunity will be reviewed and, upon the basis of that review, a suitable legal structure or method of participation will be chosen. The particular manner in which ASM participates in a specific business opportunity will depend upon the nature of that opportunity, the respective needs and desires of ASM and management of the opportunity, and the relative negotiating strength of the parties involved. Actual participation in a business venture may take the form of an asset purchase, lease, joint venture, license, partnership, stock purchase, reorganization, merger or consolidation. ASM may act directly or indirectly through an interest in a partnership, corporation, or other form of organization, however, ASM does not intend to participate in opportunities through the purchase of minority stock positions.

     Because of ASM's current status and recent inactive status for the prior two (2) years, and its concomitant lack of assets and relevant operating history, it is likely that any potential merger or acquisition with another operating business will require substantial dilution to ASM's existing shareholders interests. There will probably be a change in control of ASM, with the incoming owners of the targeted merger or acquisition candidate taking over control of ASM. Management has not established any guidelines as to the amount of control it will offer to prospective business opportunity candidates, since this issue will depend to a large degree on the economic strength and desirability of each candidate, and the corresponding relative bargaining power of the parties. However, management will endeavor to negotiate the best possible terms for the benefit of ASM's shareholders as the case arises.
Management may actively negotiate or otherwise consent to the purchase of any portion of their common stock as a condition to, or in connection with, a proposed merger or acquisition. In such an event, existing shareholders may not be afforded an opportunity to approve or consent to any particular stock buy-out transaction. However the terms of the sale of shares held by present management of ASM will be extended equally to all other current shareholders.

     Management does not have any plans to borrow funds to compensate any persons, consultants, or promoters in conjunction with its efforts to find and acquire or merge with another business opportunity. Management does not have any plans to borrow funds to pay compensation to any prospective business opportunity, or shareholders, management, creditors, or other potential parties to the acquisition or merger. In either case, it is unlikely that ASM would be able to borrow significant funds for such purposes from any conventional lending sources. In all probability, a public sale of ASM's securities would also be unfeasible, and management does not contemplate any form of new public offering at this time. In the event that ASM does need to raise capital, it would most likely have to rely on the private sale of its securities. Such a private sale would be limited to persons exempt under the Commissions's Regulation D or other rule, or provision for exemption, if any applies. However, no private sales are contemplated by ASM's management at this time. If a private sale of ASM's securities is deemed appropriate in the future, management will endeavor to acquire funds on the best terms available to ASM. However, there can be no assurance that the Company will be able to obtain funding when and if needed, or that such funding, if available, can be obtained on terms reasonable or acceptable to them. ASM does not anticipate using Regulation S promulgated under the Securities Act of 1933 to raise any funds any time within the next year, subject only to its potential applicability after consummation of a merger or acquisition.

     In the event of a successful acquisition or merger, a finder's fee, in the form of cash or securities of ASM, may be paid to persons instrumental in facilitating the transaction. ASM has not established any criteria or limits for the determination of a finder's fee, although most likely an appropriate finder's fee will be negotiated between the parties, including the potential business opportunity candidate, based upon economic considerations and reasonable value as estimated and mutually agreed upon at that time. A finder's fee would only be payable upon completion of the proposed acquisition or merger in the normal case, and management does not contemplate any other arrangement at this time. Current management has not in the past used any particular consultants, advisors or finders. Management has not actively undertaken a search for, nor retention of, any finder's fee arrangement with any person. It is possible that a potential merger or acquisition candidate would have its own finder's fee arrangement, or other similar business brokerage or investment banking arrangement, whereupon the terms may be governed by a pre-existing contract; in such case, ASM may be limited in its ability to affect the terms of compensation, but most likely the terms would be disclosed and subject to approval pursuant to submission of the proposed transaction to a vote of ASM's shareholders. Management cannot predict any other terms of a finder's fee arrangement at this time. If such a fee arrangement was proposed, independent management and directors would negotiate the best terms available to ASM so as not to compromise the fiduciary duties of the representative in the proposed transaction, and ASM would require that the proposed arrangement would be submitted to the shareholders for prior ratification in an appropriate manner.

     Management does not contemplate that ASM would acquire or merge with a business entity in which any officer or director of ASM has an interest. Any such related party transaction, however remote, would be submitted for approval by an independent quorum of the Board of Directors and the proposed transaction would be submitted to the shareholders for prior ratification in an appropriate manner. ASM's management has not had any contact, discussions, or other understandings regarding any particular business opportunity at this time, regardless of any potential conflict of interest issues. Accordingly, the potential conflict of interest is merely a remote theoretical possibility at this time.

  POSSIBLE  BLANK  CHECK  COMPANY  STATUS

     While ASM may be deemed a "shell" company at this time, it does not constitute a "blank check" company under pertinent securities law standards. A "blank check" company under pertinent securities law standards is a company whose business plan is to primarily pursue a merger or acquisition candidate (i.e. no specific business plan), and which files a Registration Statement under the 1933 Act and at such time priced its shares at less than $5.00 per share while it continued to have no specific business plan. Accordingly, ASM is not subject to securities regulations imposed upon companies deemed to be "blank check companies." If ASM were to file a registration statement under Securities Act of 1933 and, at such time, priced its shares at less than $5.00 per share and continued to have no specific business plan, it would then be classified as a blank check company.

     If in the future ASM were to become a blank check company, adverse consequences could attach to ASM. Such consequences can include, but are not limited to, time delays of the registration process, significant expenses to be incurred in such an offering, loss of voting control to public shareholders and the additional steps required to comply with various federal and state laws enacted for the protection of investors, including so-called "lock-up" agreements pending consummation of a merger or acquisition that would take it out of blank check company status.

     Many states (excluding Florida where ASM is incorporated) have statutes, rules and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions. Management does not intend to undertake any efforts to cause a market to develop in the companies securities or to undertake any offering of ASM's securities, either debt or equity, until such time as ASM has successfully implemented its business plan described herein. In the event ASM undertakes the filing of a registration statement under circumstances that classifies it as a blank check company the provisions of Rule 419 and other applicable provisions will be complied with.

RIGHTS  OF  SHAREHOLDERS

     ASM amended its Articles of Incorporation on March 10, 1999, to expressly provide that the Board of Directors is authorized to enter into on behalf of the corporation and to bind the corporation without shareholder approval, any and all acts approving the terms and conditions of a merger and/or a share exchange, and shareholders affected thereby, shall not be entitled to dissenters rights with respect thereto under any applicable statutory dissenters rights provision. This provision expressly eliminates shareholder participation in the merger and/or share exchange contemplated by ASM and expressly eliminates any shareholders dissenters rights. ASM does not intend to provide its shareholders with complete disclosure documentation including audited finance statements concerning a target company and its business prior to any mergers or acquisitions.

COMPETITION

     Because ASM has not identified any potential acquisition or merger candidate, it is unable to evaluate the type and extent of its likely competition. ASM is aware that there are several other public companies with only nominal assets that are also searching for operating businesses and other business opportunities as potential acquisition or merger candidates. ASM will be in direct competition with these other public companies in its search for business opportunities and, due to ASM's limited funds, it may be difficult to successfully compete with these other companies.

EMPLOYEES

     As of the date hereof, ASM does not have any employees and has no plans for retaining employees until such time as business warrants the expense, or until ASM successfully acquires or merges with an operating business. The Company may find it necessary to periodically hire part-time clerical help on an as-needed basis.

INDUSTRY  SEGMENTS

     No information is presented regarding industry segments. ASM is presently a development stage company seeking a potential acquisition of or merger with a yet to be identified business opportunity. Reference is made to the statements of income included herein in response to part F/S of this Form 10-SB for a report of ASM's operating history for the past two fiscal years.

ITEM  2.     DESCRIPTION  OF  PROPERTY

FACILITIES

     ASM is currently using at no cost to ASM, as its principal place of business offices of its current management, James Donald Brock, Jr., located in Atlanta, Georgia. Although ASM has no written agreement and pays no rent for the use of this facility, it is contemplated that at such future time as an acquisition or merger transaction may be completed, ASM will secure commercial office space from which it will conduct its business. Until such an acquisition or merger, ASM lacks any basis for determining the kinds of office space or other facilities necessary for its future business. ASM has no current plans to secure such commercial office space. It is also possible that a merger or acquisition candidate would have adequate existing facilities upon completion of such a transaction, and ASM's principal offices may be transferred to such existing facilities.

ITEM  3.     LEGAL  PROCEEDINGS

     ASM is currently not a party to any pending legal proceedings and no such action by, or to the best of its knowledge, against ASM has been threatened. ASM was inactive from 1996 through the date of this Form 10-SB.

ITEM  4.     SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS

     No matter was submitted to a vote of the Company's shareholders, through the solicitation of proxies or otherwise from the Company's inception to the close of the 1999 fiscal year ended September 30, 1999, covered by this report.

ITEM  5.     MARKET  FOR  COMMON  EQUITY  AND  RELATED  STOCKHOLDER  MATTERS.

     Shares of ASM's common stock have previously been registered with the Securities and Exchange Commission (the "Commission"). ASM intends to and has made application to the NASD for ASM's shares to be quoted on the OTC Bulletin Board. ASM's application to the NASD consists of current corporate information, financial statements and other documents as required by Rule 15c211 of the Securities Exchange Act of 1934, as amended. Inclusion on the OTC Bulletin Board, when approved, permits price quotation for ASM's shares to be published by such service.

     ASM is not aware of any existing trading market for its common stock. ASM's common stock has never traded in a public market. There are no plans, proposals, arrangements or understandings with any person(s) with regard to the development of a trading market in any of ASM's securities.

     If and when ASM's common stock is traded in the over-the-counter market, most likely the shares will be subject to the provisions of Section 15(g) and Rule 15g-9 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), commonly referred to as the "penny stock" rule. Section 15(g) sets forth certain requirements for transactions in penny stocks and Rule 15g9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

     The Commission generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the Commission; authorized for quotation on The NASDAQ Stock Market; issued by a registered investment company; excluded from the definition on the basis of price (at least $5.00 per share) or the issuer's net tangible assets; or exempted from the definition by the Commission. If ASM's shares are deemed to be a penny stock, trading in the shares will be subject to additional sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors, generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

     For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, the monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Consequently, these rules may restrict the ability of broker dealers to trade and/or maintain a market in ASM's common stock and may affect the ability of shareholders to sell their shares.

     As of December 15, 1999, there were 26 holders of record of ASM's common stock.

     As of December 15, 1999, ASM has issued and outstanding One Million Four Hundred Thousand [1,400,000] shares of common stock. Of this total, Five
Hundred Thousand [500,000] shares were originally issued in transactions more than three (3) years ago. Such shares may be sold or otherwise transferred without restriction pursuant to the terms of rule 144 (ARule 144") of the Securities Act of 1933, as amended (the "Act"), unless held by an affiliate.
                                                                   ------------
The remaining Nine Hundred Thousand [900,000] shares were issued subject to Rule 144 and may not be sold and/or transferred without further registration under the Act or pursuant to an applicable exemption

DIVIDEND  POLICY

     ASM has not declared or paid cash dividends or made distributions in the past, and ASM does not anticipate that it will pay cash dividends or make distributions in the foreseeable future. ASM currently intends to retain and reinvest future earnings, if any, to finance its operations.

PUBLIC  QUOTATION  OF  STOCK

     ASM has as of this date requested a broker-dealer, Public Securities, 300 North Argonne Road, Suite 202
Spokane, WA 99212, to act as a market maker for ASM's securities. ASM anticipates that other market makers may be requested to participate at a later date. ASM will not use consultants to obtain market makers. There have been no preliminary discussions between ASM, or anyone acting on its behalf, and any market maker regarding the future trading market for ASM.

TRANSFER  AGENT

     The Company selected Interwest Transfer Co. 1981 E. Murray Holladay Road, Suite 100, Salt Lake City, Utah 84117 to serve as its transfer agent.


ITEM  6.     MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR  PLAN  OF  OPERATION

     ASM  is  considered  a  development  stage  company with limited  assets or capital, and with no operations or income since approximately 1996. The costs and expenses associated with the preparation and filing of this registration statement and other operations of ASM have been paid for by a shareholder, specifically James Donald Brock, Jr. (see Item 4, Security Ownership of Certain Beneficial Owners and Management James Donald Brock, Jr. is the controlling shareholder). Mr. Brock has agreed to pay future costs associated with filing future reports under Exchange Act of 1934 if ASM is unable to do so. It is anticipated that ASM will require only nominal capital to maintain the corporate viability of ASM and any additional needed funds will most likely be provided by ASM's existing shareholders or its sole officer and director in the immediate future. Current shareholders have not agreed upon the terms and conditions of future financing and such undertaking will be subject to future negotiations, except for the express commitment of Mr. Brock to fund required 34 Act filings. Repayment of any such funding will also be subject to such negotiations. The ability of ASM to continue as a going concern long term (beyond 12-24 months) is contingent upon the successful completion of a business combination.

     Since its inception, the Company has conducted minimal business operations except for organizational and capital raising activities. The Company has not realized any revenues since its inception due to the fact that its executive,
          ---
Mr. Brock has been primarily engaged in organizational and promotional activities on behalf of the Company. As a result, from inception (June 2, 1995) through September 30, 1999, the Company had $0.00 revenue. Total Company operations and operating expenses as of September 30, 1999 were $42,289.00.

FINANCIAL  CONDITION,  CAPITAL  RESOURCES  AND  LIQUIDITY

     At September 30, 1999, the Company had assets totaling $2,711.00 and an accumulated deficit of $43,289.00 attributable to accrued legal expenses, organization expenses and professional fees. Since the Company's inception, it has received $46,000.00 in cash contributed as consideration for the issuance of shares of Common Stock.

NET  OPERATING  LOSSES

The Company has net operating loss carry-forwards of $42,289.00 expiring in 2014. The company has a $8,400.00 deferred tax asset resulting from the loss carry-forwards, for which it has established a 100% valuation allowance. The Company may not be able to utilize such carry-forwardsas the Company has no history of profitable operations.

     In the opinion of management, inflation has not and will not have a material effect on the operations of ASM until such time as ASM successfully completes an acquisition or merger. At that time, management will evaluate the possible effects of inflation on ASM as it relates to its business and operations following a successful acquisition or merger.

      Management plans may but do not currently provide for experts to secure a successful acquisition or merger partner so that it will be able to continue as a going concern. In the event such efforts are unsuccessful, contingent plans have been arranged to provide that the current Director of ASM is to fund required future filings under the 34 Act without reimbursement, and existing shareholders have expressed an interest in additional funding if necessary to continue ASM as a going concern.

PLAN  OF  OPERATION

     During the next twelve months, ASM will actively seek out and investigate possible business opportunities with the intent to acquire or merge with one or more business ventures. In its search for business opportunities, management will follow the procedures outlined in Item 1 above. Because the Company has limited funds, it may be necessary for the sole officer and director to either advance funds to ASM or to accrue expenses until such time as a successful business consolidation can be made. ASM will not make it a condition that the target company must repay funds advanced by its officers and directors. Management intends to hold expenses to a minimum and to obtain services on a contingency basis when possible. Further, ASM's directors will defer any compensation until such time as an acquisition or merger can be accomplished and will strive to have the business opportunity provide their remuneration. However, if ASM engages outside advisors or consultants in its search for business opportunities, it may be necessary for ASM to attempt to raise additional funds. As of the date hereof, ASM has not made any arrangements or definitive agreements to use outside advisors or consultants or to raise any capital. In the event ASM does need to raise capital most likely the only method available to ASM would be the private sale of its securities. Because of the nature of ASM as a development stage company, it is unlikely that it could make a public sale of securities or be able to borrow any significant sum from either a commercial or private lender. There can be no assurance that ASM will able to obtain additional funding when and if needed, or that such funding, if available, can be obtained on terms acceptable to ASM.

     ASM does not intend to use any employees, with the possible exception of part-time clerical assistance on an as-needed basis. Outside advisors or consultants will be used only if they can be obtained for minimal cost or on a deferred payment basis. Management is convinced that it will be able to operate in this manner and to continue its search for business opportunities during the next twelve months.

YEAR  2000  COMPLIANCE

     The Company is currently in the process of evaluating its information Technology for Year 2000 compliance. The Company does not expect that the cost to modify its information Technology infrastructure to be Year 2000 compliant will be material to its financial condition or results of operations. The Company does not anticipate any material disruption in its operations as a result of any failure by the Company to be in compliance.

FORWARD-LOOKING  STATEMENTS

     This Form 10-KSB includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated by reference in this Form 10-KSB which address activities, events or developments which the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy, expansion and growth of the Company's business and operations, and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results or developments will conform with the Company's expectations and predictions is subject to a number of risks and uncertainties, general economic market and business conditions; the business opportunities (or lack thereof) that may be presented to and pursued by the Company; changes in laws or regulation; and other factors, most of which are beyond the control of the Company. Consequently, all of the forward-looking statements made in this Form 10-KSB are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligations to update any such forward-looking statements.

ITEM  7.          FINANCIAL  STATEMENTS

     The Company's financial statements have been examined to the extent indicated in their reports by Dorra, Shaw, & Dugan, independent certified accountants, and have been prepared in accordance with generally accepted accounting principles and pursuant to Regulation S-B as promulgated by the Securities and Exchange Commission and are included herein, on Page F-1 hereof in response to Part F/S of this Form 10-KSB.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

     Because the Company has been generally inactive since its inception, it has had no independent accountant until the retention in November 1998 of Dorra, Shaw & Dugan, CPA's, 270 South County Road, Palm Beach, Florida 33480. There has been no change in the Company's independent accountant during the period commencing with the Company's retention of Dorra, Shaw & Dugan, CPA's, through the date hereof.

                          INDEX TO FINANCIAL STATEMENTS

     PAGE

INDEPENDENT  AUDITORS'  REPORT     F-1
------------------------------     ---
BALANCE  SHEET     F-2
--------------     ---
STATEMENT  OF  OPERATIONS  AND  ACCUMULATED  DEFICIT     F-3
----------------------------------------------------     ---
STATEMENT  OF  CHANGES  IN  STOCKHOLDERS'  EQUITY     F-4
-------------------------------------------------     ---
STATEMENT  OF  CASH  FLOWS     F-5
--------------------------     ---
NOTES  TO  FINANCIAL  STATEMENTS     F-6
--------------------------------     ---

                               DORRA SHAW & DUGAN
                          Certified Public Accountants
                          ----------------------------

INDEPENDENT  AUDITORS'  REPORT
AUDITORS'  REPORT

To  the  Board  of  Directors  and  Stockholders
The  American  Sports  Machine,  Inc.
Palm  Beach,  Florida


We have audited the accompanying balance sheet of The American Sports Machine, Inc. (a Florida corporation) and (a development stage company) as of May 31, 1999, and the related statements of operations, accumulated deficit, cash flows and changes in stockholders' equity for the period October 1, 1998 to May 31, 1999 and June 2, 1995 (date of inception) to May 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Sports Machine, Inc. as of May 31, 1999 and the results of its operations and its cash flows and changes in stockholders' equity for the period from October 1, 1998 to May 31, 1999 and June 2, 1995 (date of inception) to May 31, 1999 in conformity with generally accepted accounting principles.

Audited balance sheets for prior periods and the statements of operations, cash flows and stockholders' equity for the two years ended September 30, 1998 as required by item 310 of regulation S-B are not provided because the company was dormant.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plan regarding those matters also are described in Note D. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The June 30, 1999 financial statements were compiled by the company; and we did not audit or review those financial statements and, accordingly, expressed no opinion or other form of assurance on them.


/s/Dorra  Shaw  &  Dugan
------------------------
Certified  Public  Accountants
June  4,  1999  and  August  30,  1999

270  South  County  Road  *  Palm  Beach,  FL  33480
Telephone  (561)  822-9955  *  Fax  (561)  822-9955
Website:  dsd-cpa.com
                                       F-1

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS, COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

     The director and executive officer of ASM and his respective age is as follows:

Name                         Age          Position
----                         ---          --------

James Donald Brock, Jr.               31          Director, President, Secretary
and  Treasurer

     All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. ASM has not compensated its directors for service on the Board of Directors or any committee thereof. As of the date hereof, no director has accrued any expenses or compensation. Officers are appointed annually by the Board of Directors and each executive officer serves at the discretion of the Board of Directors. ASM does not have any standing committees at this time.

     No director, or officer, or promoter of ASM has, within the past five years, filed any bankruptcy petition, been convicted in or been the subject of any pending criminal proceedings, or is any such person the subject or any order, judgment or decree involving the violation of any state or federal securities laws.

     The business experience of the person listed above during the past five years is as follows:

     Mr. James Donald Brock, Jr., 31 years of age, is an Arts and Science Degree graduate of Santa Fe Community College and Emory University, Atlanta, Georgia. Mr. Brock was a student in the education programs from 1993 to 1997. In 1997, he received his B.S. Degree in Mathematics from Georgia State University, Atlanta, Georgia. From 1992 to 1997, Mr. Brock was employed at Savage Pizza,
Atlanta,  Georgia.  In  1997-98,  Mr. Brock served as a student-teacher at North
Atlanta High School, Atlanta, Georgia. In 1998, Mr. Brock was employed and continues to be employed as a mathematics teacher at Decatur High School, Decatur, Georgia.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ASM's executive officers and directors and persons who own more than 10% of a registered class of ASM's equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the "commission") initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of ASM on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish ASM with copies of all Section 16(a) reports they file. Mr Brock comprises all of ASM's executive officers, directors and greater than 10% beneficial owners of its common Stock, and has complied with Section 16(a) filing requirements applicable to them during ASM's most recent fiscal year.

ITEM  10.     EXECUTIVE  COMPENSATION

     ASM has not had a bonus, profit sharing, or deferred compensation plan for the benefit of its employees, officers or directors. ASM has not paid any salaries or other compensation to its officers, directors or employees for the years ended 1997 and 1998, nor at any time during 1999. Further, ASM has not entered into an employment agreement with any of its officers, directors or any other persons and no such agreements are anticipated in the immediate future.
ASM's officer and director will forego any compensation until such time as an acquisition or merger can be accomplished and the new business opportunity provide any remuneration. As of the date hereof, no person has accrued any
         ---
compensation  from  ASM.  No  compensation  will  accrue  in the interim period.

COMPENSATION  OF  DIRECTORS

     The Company does not provide officers with pension, stock appreciation rights, long-term incentive or other plans but has the intention of implementing such plans in the future.


ITEM  11.     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL OWNERS AND MANAGEMENT

     The  following  table sets forth information, as of December 15, 1999, with
                                                                          -
respect to each person known by ASM to own beneficially more than 5% of ASM's outstanding common stock, each director of ASM and all directors and officers of ASM as a group.

Name  of  Address  of               Amount  and  Nature  of          Percent  of
---------------------               -----------------------          -----------
Beneficial  Owner                    Beneficial  Ownership          Class
-----------------                    ---------------------          -----

James  Donald  Brock,  Jr.                    500,000               35.7%
1933  Radar  Rd  Ne
Atlanta,  GA  30345

All  Executive  Officers  and  Directors
as  a  Group  (one  person)                    500,000               35.7%
_____________

ITEM  12.     CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     On December 1, 1998 the Company issued 500,000 shares of its Common Stock to Ms. Angela M. Bartolotta, the sole officer and director of the Company in consideration and in exchange for services valued at 25,000 in connection with the reorganization of ASM. On March 12, 1999, Ms. Bartolotta resigned her position due to personal conflicts and other personal reasons and tendered her 500,000 shares of stock to the company for cancellation such shares were in fact canceled.

     On March 2, 1999, ASM issued and sold 500,000 shares of the Common Stock to Mr. Brock, the President, Secretary and Treasurer of ASM and record and beneficial owner of approximately 35.7% of ASM's outstanding Common Stock, in consideration and exchange therefore for services valued at $25,000 in connection with the reorganization of ASM. Services rendered and to be rendered by Mr. Brock include the restructuring of ASM, obtaining requisite financial assistance, searching for merger and acquisition candidates, and a commitment on the part of Mr. Brock to fund, if necessary, future filings of 34 Act requirements without reimbursement

     In addition Mr. Brock has paid for the cost and expenses associated with the filing of this Form 10-SB and other operations of ASM.

     At the current time, ASM has no provision to issue any additional securities to management, promoters or their respective affiliates or associates. At such time as the Board of Directors adopts an employee stock option or pension plan, any issuance would be in accordance with the terms thereof and proper approval. Although ASM has a very large amount of authorized but unissued Common Stock and Preferred Stock which may be issued without further shareholder approval or notice, ASM intends to reserve such stock for the Rule 506 offerings for acquisitions.

     During ASM's last two fiscal years, there have not been any other transactions between ASM and any officer, director, nominee for election as director, or any shareholder owning greater than five percent (5%) of ASM's outstanding shares, nor any member of the above referenced individuals' immediate family.

     James Donald Brock, Jr., may be deemed to be a "promoter" of ASM as that term is defined under the Rules and Regulations promulgated under the Act.

ITEM  13.     EXHIBITS  AND  REPORTS  ON  FORM  8-K.

(a) The exhibits required to be filed herewith by Item 601 of Regulation S-B, as described in the following index of exhibits, are incorporated herein by reference, as follows:


Exhibit  No.      Exhibit  Name
------------     --------------

3(i).1                    Articles  of  Incorporation  filed  June  2,  1995 (1)

3(i).2                    Articles  of  Amendment  filed  March  10,  1999  (1)

3(ii).1                    By-laws  (1)

27           *               Financial  Data  Schedule

(1) Incorporated herein by reference to the Registration Statement on Form 10-SB of TECH Creations, Inc.(File No. 0-26901), filed with the U.S. Securities and Exchange Commission.

     (b) No Reports on Form 8-K were filed during the last quarter of the fiscal year ended September 30, 1999, covered by this Annual Report on Form 10-KSB.

     *  Filed  herein





                                   SIGNATURES
                                   ----------

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

     The  American  Sports  Machine,  Inc.
(Registrant)

Date:  December  _____,  1999               BY:  /s/  James  Donald  Brock,  Jr.
                                                 -------------------------------
James  Donald  Brock,  Jr.,  President

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date               Signature                    Title
----               ---------                    -----

December  _____, 1999     BY:/s/ JAMES DONALD BROCK JR.     Director, President,
                             --------------------------
James  Donald  Brock,  Jr.               Secretary,  Treasurer

                                    EXHIBIT E

                           CURRENT REPORT ON FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) March 1, 2000


                        THE AMERICAN SPORTS MACHINE, INC.
             (Exact name of registrant as specified in its charter)


FLORIDA
(State  or  other  jurisdiction  of  incorporation  or  organization)


0-26327. . . . . . . . .                            65-0877744
(Commission File Number)  (IRS Employer Identification Number)



                       222 LAKEVIEW AVENUE, SUITE 160-146
                         WEST PALM BEACH, FLORIDA 33401
                    (Address of principal executive offices)

                                 (561) 832-5698
              (Registrant's telephone number, including area code)


ITEM  5.  OTHER  EVENTS
-----------------------

     On March 1, 2000 the Company executed an Plan and Agreement of Merger among the Company and SoftQuad Software, Ltd., a Delaware corporation.

     On March 1, 2000 the Company executed an Agreement and Plan of Reorganization among the Company SoftQuad Software, Ltd., a Delaware corporation and the Stockholders of SoftQuad Software, Ltd.

     On March 1, 2000 the Company filed a Certificate of Merger of SoftQuad Software, Ltd. into the Company with the Secretary of State of Delaware.

     On March 1, 2000 the Company filed an Articles of Merger of SoftQuad Software, Ltd. into the Company with the Secretary of State of Florida.

     Under the terms of the Agreement and Plan of Reorganization, the Company's was the surviving corporation.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
----------------------------------------------

   Financial  Statements

     None

   Exhibits

     Exhibit  A  -  Plan  and  Agreement  of  Merger
     Exhibit  B  -  Agreement  and  Plan  of  Reorganization
     Exhibit  C  -  Press  Release

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     THE  AMERICAN  SPORTS  MACHINE,  INC.



     By:/s/James  D.  Brock,  Jr.
        -------------------------
           James  D.  Brock,  Jr.,  President


Date:  March  9,  2000

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER


     THIS PLAN AND AGREEMENT OF MERGER (hereinafter referred to as this "Agreement") dated as of March 1, 2000, is made and entered into by and between The American Sports Machine, Inc., a Florida corporation (the "Company") and SoftQuad Software, Ltd., a Delaware corporation ("SoftQuad USA").

                              W-I-T-N-E-S-S-E-T-H:

     WHEREAS, the Company is a corporation organized and existing under the laws of the State of Florida; and

     WHEREAS, SoftQuad USA was incorporated in Delaware on December 1, 1999; and

     NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the SoftQuad USA shall be merged into Company (the "merger") upon the terms and conditions hereinafter set forth.

                                    ARTICLE I

                                     Merger

     On March 1, 2000 as soon as practicable thereafter (the "Effective Date"); SoftQuad USA shall be merged into the Company, the separate existence of SoftQuad USA shall cease and the Company (following the Merger referred to as the "Combined Company") shall continue to exist under the name of "The American Sports Machine, Inc.," by virtue of, and shall be governed by, the laws of the State of Florida. The street address of the registered office of the Combined Company shall be 222 Lakeview Avenue, Suite 160-146, West Palm Beach, Florida 33401, and the name of the registered agent of the corporation at that address is Donald F. Mintmire.

                                   ARTICLE II

                Certificate of Incorporation of Combined Company

     The Articles of Incorporation of the Company shall be the Articles of Incorporation of the Combined Company as in effect on the date hereof without change unless and until amended in accordance with applicable law.

                                   ARTICLE III

                           By-Laws of Combined Company

     The By-Laws of the Combined Company shall be the By-Laws of the Company as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

                                   ARTICLE IV

              Effect of Merger on Stock of Constituent Corporations

     4.01 On the Effective Date, (i) each outstanding share of the Company common stock, $.001 par value ("Company Common Stock") shall remain outstanding and be converted into one who share of Combined Company common stock, $.001 par value, ("Combined Company Common Stock") and (ii) each outstanding share of Company Common Stock shall be retired and canceled.

     4.02 All options and rights to acquire SoftQuad USA Common Stock under or pursuant to any options or warrants which are outstanding on the Effective Date of the Merger will automatically be converted into equivalent options and rights to purchase that whole number of Combined Company Common Stock into which the number of SoftQuad USA Common Stock subject to such options or warrants immediately prior to the Effective Date would have been converted in the merger had such rights been exercised immediately prior thereto (with any fractional Combined Company Common Stock interest resulting from the exercise being settled in cash in the amount such holder would have received for any such fraction in the merger had he exercised such warrants or options immediately prior to the Merger). The option price per share of Combined Company Common Stock shall be the option price per share of SoftQuad Common Stock in effect prior to the Effective Date. All plans or agreements of SoftQuad USA under which such options and rights are granted or issued shall be continued and assumed by the Combined Company unless and until amended or terminated in accordance with their respective terms.

4.03 (a) Atlas Stock Transfer Company, 5899 South State Street, Salt Lake City, UT 84107-8103. Attention: Pam Gray, shall act as exchange agent in the Merger.

     (b) Prior to, or as soon as practicable, after the Effective Date, the Company shall mail to each person who was, at the time of mailing or at the Effective Date, a holder of record of issued and outstanding Company Common Stock (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the certificate or certificates, which immediately prior the Effective Date represented issued and outstanding shares of Company Common Stock ("Company Certificates"), in exchange for certificates representing Combined Company Common Stock. Upon surrender of a Company Certificate for cancellation to the exchange agent, together with a duly executed letter of transmittal, the holder of such Company Certificate shall subject to paragraph (f) of this section 4.03 be entitled to receive in exchange therefor a certificate representing that number of Combined Company Common Stock into which the Company Common Stock theretofore represented by the Company Certificate so surrendered shall have been converted pursuant to the provisions of this Article IV; and the Company Certificate so surrendered shall forthwith be canceled.

     (c) No dividends or other distributions declared after the Effective Date with respect to Company Common Stock and payable to holders of record thereof after the Effective Date shall be paid to the holder of any unsurrendered Company Certificate with respect to Company Common Stock which by virtue of the Merger are represented thereby, nor shall such holder be entitled to exercise any right as a holder of Company Common Stock; until such holder shall surrender such Company Certificate. Subject to the effect, if any, of applicable law and except as otherwise provided in paragraph (f) of this Section 4.03, after the subsequent surrender and exchange of a Company Certificate, the holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which became payable prior to such surrender and exchange with respect to Company Common Stock represented by such Company Certificate.

     (d) If any stock certificate representing Combined Company Common Stock is to be issued in a name other than that in which the Company Certificate surrendered with respect thereto is registered, it shall be a condition of such issuance that the Company Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance to a person other than the registered holder of the Company Certificate surrendered or shall establish to the satisfaction of the exchange agent that such tax has been paid or is not applicable.

     (e) After the Effective Date, there shall be no further registration of transfers on the stock transfer books of the Company of the Shares of Company Common Stock, or of any other shares of stock of the Company, which were outstanding immediately prior to the Effective Date. If after the Effective Date certificates representing such shares are presented to the transfer agent they shall be canceled and, in the case of Company Certificates, exchanged for certificates representing Combined Company Common Stock and, as provided in this
Article  IV.

     (f) No certificates or scrip representing fractional Combined Company Common Stock shall be issued upon the surrender for exchange of Company Certificates, no dividend or distribution of the Combined Company shall relate to any fractional Company Common Stock interest, and no such fractional share interest will entitle the owner thereof to vote or to any right of a stockholder of the Combined Company. In lieu thereof, the Combined Company shall issue to each holder of Company Common Stock convertible into a fractional interest in Combined Company Common Stock the next highest whole number of Combined Company Common Stock.

                                    ARTICLE V

        Corporate Existence, SoftQuad USA and Liabilities of SoftQuad USA

     5.01 On the Effective Date, the separate existence of SoftQuad USA shall cease. SoftQuad USA shall be merged with and into the Company, in accordance with the provisions of this Agreement. Thereafter, the Combined Company shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement and all and singular; the rights, privileges, powers and franchises of the Company and SoftQuad USA, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Combined Company; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter an effectually the property of the Combined Company, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Company and SoftQuad USA or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities, shall thenceforth attach to the Combined Company, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     5.02 The SoftQuad USA agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as the Company may deem necessary or desirable in order to vest in and confirm to the Combined Company title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of SoftQuad USA and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE VI

                   Officers and Directors of Combined Company

     6.01 Upon the Effective Date, the officers and directors of the Combined Company shall be officers and directors of the Company in office at such date, and such persons shall hold office in accordance with the By-Laws of the Company or until their respective successors shall have been appointed or elected.

     6.02 If, upon the Effective Date, a vacancy shall exist in the Board of Directors of the Company, such vacancy shall be filled in the manner provided by its By-Laws.

                                   ARTICLE VII

                Approval by Directors; Amendment; Effective Date

     7.01 This Agreement and the Merger contemplated hereby have been approved by the requisite vote of directors of the Company in accordance with applicable Florida law. As promptly as practicable after execution of this Agreement by the duly authorized officers of the respective parties, the parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Florida and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The Effective Date of the Merger shall be the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

     7.02 The Board of Directors of the Company and SoftQuad USA may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the merger by the shareholder of Company shall not (1) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the Company Common Stock (2) alter or change any term of the Certificate of Incorporation of the Company, or
(3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Company Common Stock.

                                  ARTICLE VIII

                              Termination of Merger

     This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Florida and the Secretary of State of Delaware by the consent of the Board of Directors of the Company and SoftQuad USA.

                                   ARTICLE IX

                                  Miscellaneous

     In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

THE  AMERICAN  SPORTS  MACHINE,  INC.
a  Florida  corporation



By:  /s/James  D.  Brock,  Jr.
   ---------------------------
       James  D.  Brock,  Jr.,  President


SOFTQUAD  SOFTWARE,  LTD.
a  Delaware  corporation



By:  Cameron  Chell
   ----------------
       Cameron  Chell,  President

                                    EXHIBIT B

                      AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization (the "Agreement") is made and entered into as of this 1st day of March, 2000, by and among The American Sports Machine, Inc., a Florida corporation (hereinafter referred to as "ASM"), SoftQuad Software, Ltd., a Delaware corporation (hereinafter referred to as "SoftQuad USA"), and the undersigned stockholders ("Stockholders") of SoftQuad USA.


                                R E C I T A L S:
                                ---------------

     The Stockholders own all of the issued and outstanding shares of SoftQuad USA's capital stock. ASM desires to acquire all of the issued and outstanding capital stock of SoftQuad USA, making SoftQuad USA a wholly-owned subsidiary of ASM, and Stockholders desire to exchange all of the shares of SoftQuad USA's capital stock, for designated shares of ASM's capital stock to be issued. It is the intention of the parties hereto that: (i) ASM shall acquire all of the issued and outstanding capital stock of SoftQuad USA in exchange solely for the number of designated shares of ASM's authorized but unissued capital stock set forth below (the "Exchange"); (ii) the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and (iii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, and under the applicable securities laws of each state or jurisdiction where Stockholders reside.

     NOW, THEREFORE, for the mutual consideration set out herein, the parties hereto agree as follows:

     1. EXCHANGE OF SHARES. ASM and Stockholders agree that on the Closing Date (as hereinafter defined) Stockholders will exchange all of the issued and outstanding shares of the capital stock of SoftQuad USA for shares (the "Shares") of ASM's capital stock all as set out in Exhibit "A."

     2. DELIVERY OF SHARES. On the Closing Date, Stockholders will deliver to ASM the certificates representing all of the outstanding shares of SoftQuad USA's capital stock, duly endorsed (or with duly executed stock powers) so as to make ASM the sole owner thereof free and clear of all claims and encumbrances except as specifically assumed by ASM. Simultaneously, on the Closing Date, ASM will deliver the certificates representing the Shares to the Stockholders. After delivery to ASM of certificates representing all outstanding shares of SoftQuad USA and delivery of the Shares, the issued and outstanding shares of ASM's capital stock will be held of record by the persons and in the amounts described in Exhibit "A-1."

     3. REPRESENTATIONS AND WARRANTIES OF SOFTQUAD USA. Subject as set out in Section 10, the Stockholders severally, as a material inducement to ASM to enter into this Agreement and consummate the transactions contemplated hereby, make the following representations and warranties to ASM, which representations and warranties are true and correct in all material respects on the Closing Date, that to their actual knowledge:

          3(a)     Securities Holders.  The Stockholders are the only owners, of
                   ------------------
record, of all of the issued and outstanding shares of SoftQuad USA's capital stock.

          3(b)     Financial  Condition.  Except  as  set  forth in Exhibit "B",
                   --------------------
SoftQuad USA has no material assets or liabilities except a US$3 million receivable from SoftQuad Software, Inc., an Ontario corporation.

          3(c)     Undisclosed  Liabilities.  Except as set forth in Schedule 1,
                   ------------------------
at the Closing Date, SoftQuad USA: (i) will have no liabilities or obligations of any nature, fixed or contingent, matured or unmatured, which are not shown or otherwise provided for in Exhibit "B" except for liabilities and obligations specifically assumed by ASM or arising in the ordinary course of business, none of which is materially adverse; and (ii) all reserves established by SoftQuad USA and set forth in Exhibit "B" will be adequate and there will be no material loss contingencies (as such term is used in Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board) which are not adequately provided for.

          3(d)     Absence of Changes.  Except as set forth in Schedule 2, since
                   ------------------
the date of Exhibit "B", SoftQuad USA's business has been operated in the ordinary course and there has not been:

               (i) Any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings, net worth, business or prospects of SoftQuad USA for such period, in the aggregate, or at any time during such period;

               (ii) Any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting SoftQuad USA, or its businesses;

               (iii) Any declaration, setting aside, or payment of any dividend or other distribution in respect of any shares of capital stock of SoftQuad USA, or any direct or indirect redemption, purchase or other acquisition of any such stock;

               (iv) Any issuance or sale by SoftQuad USA or agreement to sell any of its securities; or

               (v) Any statute, rule, regulation or order adopted (including orders of regulatory authorities with jurisdiction over SoftQuad USA or its business) which materially adversely affects SoftQuad USA or its business.

          3(e)     Litigation,  Etc.  Except  as  set forth in Schedule 3, or in
                   ----------------
Exhibit "B"; there are no actions, suits, claims, investigations or legal or administrative or arbitration proceedings current or so far as the stockholders are aware threatened against SoftQuad USA, its assets or business, whether at law or in equity, or before or by any Federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality.

          3(f)     Compliance; Governmental Authorizations.  Except as set forth
                   ---------------------------------------
in Schedule 4, SoftQuad USA has complied with all Federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business, including without limitation, federal and state securities laws which, if not complied with, would materially and adversely affect the business of SoftQuad USA. SoftQuad USA has all Federal, state, local and foreign governmental licenses and permits necessary in the conduct of its business, and such licenses and permits are in full force and effect.

          3(g)     Due  Organization,  Etc.  SoftQuad  USA is a corporation duly
                   -----------------------
organized, validly existing and in good standing under the laws of Delaware. SoftQuad USA has the power to own its properties and assets and to carry on its business as now presently conducted.

          3(h)     Tax  Matters.  SoftQuad  USA has filed all federal, state and
                   ------------
local tax or related returns and reports due or required to be filed, which reports accurately reflect in all material respects the amount of taxes due. SoftQuad USA has paid all amounts of taxes or assessments which would be delinquent if not paid as of the date of this Agreement, other than taxes or charges being contested in good faith or not yet finally determined.

          3(i)     Agreements,  Etc.  Schedule  5  contains  a true and complete
                   ----------------
list and brief description of all material written or oral contracts, agreements, mortgages, obligations, understandings, arrangements, restrictions, and other instruments to which SoftQuad USA is a party or by which SoftQuad USA or its assets may be bound. True and correct copies of all written agreements set forth on Schedule 5 are appended in Exhibit "H." No event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default under any of the agreements set forth in Schedule 5.

          3(j)     Title to Property and Related Matters.  SoftQuad USA has good
                   -------------------------------------
and marketable title to all the properties, interests in properties and assets, real and personal, reflected as being owned by it on the Financial Statements or acquired by it after the date of the Financial Statements as itemized in Schedule B, of any kind or character, free and clear of any liens or encumbrances, except (i) those referred to in the notes to the Financial Statements, (ii) those set forth in Schedule 6, and (iii) liens for current taxes not yet delinquent. Schedule 6 contains a general description of all real property of SoftQuad USA. Except as set forth in said Schedule 6 and except for matters which may arise in the ordinary course of business, SoftQuad USA's assets are in good operating condition and repair. To the best of knowledge of Stockholders, there does not exist any condition which materially interferes with the use thereof in the ordinary course of SoftQuad USA's business.

          3(k)     Corporate  Records.  The corporate records, minute books, and
                   ------------------
other documents and records of SoftQuad USA are complete and correct. ASM shall have the right to review all corporate records of SoftQuad USA prior to the Closing Date.

          3(l)     Licenses;  Trademarks; Trade Names; Etc.  Schedule 7 contains
                   ---------------------------------------
a true and complete list of all licenses and all trademarks, trade names, service marks, copyrights, know-how, patents and applications for any of the foregoing owned by or registered in the name of SoftQuad USA. There is no current or so far as the stockholders threatened claim or litigation against SoftQuad USA contesting the right to use any of the trademarks, trade names and know-how or the validity of any of the licenses, copyrights and patents listed on Schedule 7, or asserting the misuse of any thereof, nor has there ever been any such claim or litigation.

          3(m)     Authorization  by SoftQuad USA.  This Agreement constitutes a
                   ------------------------------
valid and binding agreement of Stockholders, enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally; and neither the execution and delivery of this Agreement nor the consummation by Stockholders of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate any statute, law, rule or regulation or any order, writ, injunction or decree of any court or governmental authority enforceable against Stockholders, or violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) the terms or conditions or provisions of any note, bond, lease, mortgage, obligation, agreement, understanding, arrangement or restriction of any kind to which SoftQuad USA or Stockholders is a party or by which SoftQuad USA, Stockholders or their respective properties may be bound. No consent or approval by any governmental authority is required in connection with the consummation of the transactions contemplated hereby.

          3(n)     Capitalization.  The  authorized  capitalization  of SoftQuad
                   --------------
USA is as set forth in Schedule 8. Except as set forth in said Schedule 8, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments of any nature to issue any of SoftQuad USA's securities which are not reflected in the Financial Statements or in Schedule 8.

          3(o)     Full  Disclosure.  The  Stockholders have, and at the Closing
                   ----------------
Date will have, disclosed to ASM all events, conditions and facts materially affecting the business and prospects of SoftQuad USA; and that Stockholders have not and will not have, at the Closing Date, withheld disclosure of any events, conditions, and facts which it may have knowledge of, or have reasonable grounds to know, may materially, adversely affect the business and prospects of SoftQuad USA.

          3(p)     Brokerage  or  Finder's Fees.  SoftQuad USA has not incurred,
                   ----------------------------
nor will it incur, any liability for brokerage or finder's fees or similar charges in connection with this Agreement or any of the transactions contemplated hereby.

          3(q)     Share  Ownership.  The shares of SoftQuad USA's capital stock
                   ----------------
to be exchanged for the Shares in the Exchange are owned, of record, by Stockholders, free and clear of all liens and encumbrances of any kind and nature.

          3(r)     Approvals  Required.  No  approval,  authorization,  consent,
                   -------------------
order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery by Stockholders of this Agreement or the consummation of the transactions described herein, except as disclosed herein and, except to the extent that the parties are required to file reports in accordance with relevant regulations under Federal and state securities laws.

     4.     REPRESENTATIONS  AND  WARRANTIES  OF  ASM.  Subject  as  set  out in
Section 10 ASM, as a material inducement to Stockholders to enter into this Agreement and consummate the transactions contemplated hereby, make the following representations and warranties to Stockholders, which representations are true and correct at this date, and will be true and correct on the Closing Date as though made on and as of such date:

          4(a)     Shares  of  Capital  Stock.  The  Shares  to  be delivered to
                   --------------------------
Stockholders at Closing will be valid and legally issued shares of capital stock, free and clear of all liens, encumbrances, and preemptive rights, and will be fully-paid and non-assessable shares.

          4(b)     Due  Authorization,  Etc.  This  Agreement  has  been  duly
                   ------------------------
authorized, executed, and delivered by ASM, and constitutes a legal, valid, and binding obligation of ASM, enforceable in accordance with its terms; no consent of any federal, state, municipal or other governmental authority is required by ASM for the execution, delivery or performance of this Agreement by ASM; no consent of any party to any contract or agreement to which ASM is a party or by which any of its property or assets are subject is required for the execution, delivery or performance of this Agreement by ASM.

          4(c)     Financial Statements.  Exhibit "E" is a copy of ASM's audited
                   --------------------
financial statements at September 30, 1999, including balance sheets, income statements and changes in financial position and its audited financial statements at May 31, 1999 (collectively the "Statements"). The Statements fairly and accurately reflect the financial condition of ASM as of the dates thereof and the results of operations for the periods reflected therein. The Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise stated therein; and the books and records, financial and others, of ASM are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

          4(d)     Undisclosed  Liabilities.  Except as set forth in Schedule 9,
                   ------------------------
ASM: (i) has no material liabilities or obligations of any nature, fixed or contingent, matured or unmatured, which are not shown or otherwise provided for in the Statements; and (ii) all reserves established by ASM and set forth in the Statements are adequate and there are no material loss contingencies (as such term is used in Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board) which are not adequately provided for.

          4(e)     Material Adverse Change.  Except as set forth in Schedule 10,
                   -----------------------
since the date of the Statements, there has not been, and as of the Closing Date there shall not have been, any material changes in ASM's condition (financial or otherwise), or liabilities (absolute, contingent or otherwise), whether or not arising from transactions in the ordinary course of business; provided, however, that the parties have agreed that the financial position of ASM will change to the extent that ASM incurs costs in connection with the transactions contemplated by this Agreement.

          4(f)     Litigation,  Etc.  Except  as set forth in Schedule 11, or in
                   ----------------
the Statements; there are no actions, suits, claims, investigations or legal or administrative or arbitration proceedings pending or threatened against ASM, its assets or business, whether at law or in equity, or before or by any Federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality; nor does ASM know or have any reason to know of a threat of such litigation or any basis for any such action, suit, claim, investigation or proceeding.

          4(g)     Due  Organization, Etc.  ASM is a corporation duly organized,
                   ----------------------
validly existing and in good standing under the laws of the State of Florida, is qualified to business and in good standing in each state where it is required to be qualified and such qualification is material and has the corporate power to own its property and to carry on its business as now being conducted. The Certificate of Incorporation and By-Laws of ASM, as will be in effect on the Closing Date, are attached hereto as Exhibit "C" and are made a part hereof.

          4(h)     Tax  Matters.  By  closing,  ASM will have filed all Federal,
                   ------------
state and local, tax or related returns and reports due or required to be filed, which reports accurately reflect in all material respects the amount of taxes due. By closing, ASM will have paid all taxes or assessments which have become due, other than taxes or charges being contested in good faith or not finally determined.

          4(i)     Agreements,  Etc.  ASM  has  not  breached,  nor is there any
                   ----------------
pending or threatened claims or any legal basis for a claim that ASM has breached, nor has an event occurred which with the passing of time would constitute a breach of any of the terms or conditions of any agreements, contracts or commitments to which ASM is a party or by which ASM or its assets are bound. A list of all of ASM's material contracts, agreements or commitments (whether oral or written) is set forth on Schedule 12 and true and correct copies of all such contracts and agreements are appended as Exhibit "I." The execution, delivery and performance of this Agreement by ASM will not be in conflict with or constitute a default under any provisions of applicable law, ASM's Certificate of Incorporation or By-Laws, or any agreement or instrument to which ASM is a party or by which it or its assets are bound.

          4(j)     Capitalization.  As  of  the  date  of  this  Agreement,  the
                   --------------
capitalization of ASM consists of authorized common stock of 50,000,000 shares, $.0001 par value per share, of which 5,600,000 are outstanding and 10,000,000 shares of preferred stock, without par value, of which 1,473,405 have been designated as Class A Convertible Preferred Stock and 1,722,222 have been designated as Class B Convertible Preferred Stock and of which are outstanding. All outstanding shares of the Common Stock have been duly authorized, validly issued, and are fully-paid and non-assessable, and all such shares were issued in compliance with all applicable federal and state securities laws. Except for the issuances of securities referred to in this Agreement, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments of any nature to issue any of ASM's securities.

          4(k)     Disclosure  of  Material  Facts.  ASM has, and at the Closing
                   -------------------------------
Date will have, disclosed to SoftQuad USA all events, conditions and facts materially affecting the business and prospects of ASM; and ASM has not and will not have, at the Closing Date, withheld disclosure of any events, conditions, and facts which it may have knowledge of, or have reasonable grounds to know may materially, adversely affect the business and prospects of ASM.

          4(l)     Corporate  Records.  The  corporate financial records, minute
                   ------------------
books, and other documents and records of ASM are to be available to SoftQuad USA at the time of the Closing Date and turned over to new management in their entirety at Closing. Such records are complete and correct and have been maintained in accordance with good business and accounting practices.

          4(m)     Stockholders  List.  Exhibit  "D"  is  a  true,  correct  and
                   ------------------
complete statement, dated not more than 10 days prior to the Closing Date, setting forth the names and addresses of ASM's stockholders.

          4(n)     Title to Assets.  Except as set forth in Schedule 13, ASM has
                   ---------------
good and marketable title to all of its assets, free of any liens and encumbrances.

          4(o)     Compliance; Governmental Authorizations.  Except as set forth
                   ---------------------------------------
in Schedule 14, ASM has complied in all respects with all Federal, state, local, or foreign laws, ordinances, regulations, and orders applicable to its business, including without limitation federal and state securities laws applicable to all offerings prior to the Closing Date. ASM has all Federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of its business, and such licenses and permits are in full force and effect, and no violations are or have been recorded in respect of any such licenses of permits, and no proceedings are pending or threatened to revoke or limit the use of such permits.

          4(p)     Brokerage Fees.  ASM has not incurred, nor will it incur, any
                   --------------
liability for brokerage or finder's fees or similar charges in connection with this Agreement or any of the transactions contemplated hereby.

          4(q)     SEC Filings.  Exhibit "F" contains true, correct and complete
                   -----------
copies of Form 10-KSB filed by ASM in respect of the fiscal year ended September 30, 1999, such form was true and accurate when filed and remains true and accurate except as set out in later filings and Schedule 10 contains a brief summary of all material changes in ASM's financial position and prospects since the date of the filing of Form 10-KSB. All required filings are current as of the date of this Agreement.

     5. AFFIRMATIVE COVENANTS OF ASM, SOFTQUAD USA AND STOCKHOLDERS. ASM, SoftQuad USA and Stockholders, severally covenant to each other that:

     5(a)     Filing  of  Form 8-K. Immediately after the Closing Date, ASM will
              ---------------------
procure the prompt preparation and file with the Securities and Exchange Commission appropriate notice describing this transaction on Form 8-K or other applicable form, and otherwise comply with the provisions of the Securities Exchange Act of 1934.

          5(b)     Preparation  of  Disclosure  Statement. Immediately after the
                   --------------------------------------
Closing Date, the ASM will procure the preparation of a disclosure statement containing the necessary information to comply with Rule 15(c)2(11) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and file such forms with one or more firms who are members of the National Association of Securities Dealers, Inc. ("NASD") and with NASD as are necessary to continue the quotation of ASM's securities in the NASD Electronic Bulletin Board System.

          5(c)     Future  Stock Distributions. After the Closing Date, ASM will
                   ---------------------------
use its reasonable best efforts to ensure that future issuance of ASM's capital stock will be completed in conformity with federal and state securities laws and regulations pertaining to registration; or, pursuant to an exemption from such registration requirements.

          5(d)     Reincorporation,  Merger  and  Change  of  Corporate  Name.
                   -----------------------------------------------------------
Management of SoftQuad USA and ASM will promptly take the appropriate corporate action to reincorporate ASM from the State of Florida into the State of Delaware, merge SoftQuad USA with and into ASM and change the name of ASM to SoftQuad Software, Ltd. or another appropriate name selected by management of SoftQuad USA.

          5(e)     Waiver  of  Preemptive  Rights.  The  Stockholders  waive any
                   ------------------------------
rights of preemption they may have in respect of the transfer of the capital stock of SoftQuad USA whether arising under the Certificate of Incorporation of SoftQuad USA or otherwise.

     6. CLOSING. The Closing (the "Closing") shall take place upon such date (the "Closing Date") as the parties hereto may mutually agree upon, but shall be no later than March 1, 2000. The Closing shall take place at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056, or at such place as may be mutually agreed upon by the parties.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF SOFTQUAD USA AND STOCKHOLDERS. All obligations of Stockholders under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

          7(a)     Truth  of Representations and Warranties. The representations
                   --------- ------------------------------
and warranties by or on behalf of ASM contained in this Agreement or in any certificate or document delivered to Stockholders pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

          7(b)     Compliance  with  Covenants.  ASM  shall  have  performed and
                   ---------------------------
complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

          7(c)     Election  of  New  Directors.  The  present  Directors of ASM
                   ----------------------------
shall have caused the appointment of the persons to the Board of Directors of ASM as directed by SoftQuad USA and will have arranged for the resignation of existing officers and directors.

          7(d)     Approval  by  Legal  Counsel.  All  instruments and documents
                   ----------------------------
delivered to SoftQuad USA and Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for SoftQuad USA and Stockholders.

          7(e)     Opinion  of Counsel. ASM shall have delivered to SoftQuad USA
                   -------------------
and to the Stockholders an opinion of ASM's counsel, dated the Closing Date, to the effect that:

               (i) ASM is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida;

               (ii) ASM has the corporate power to carry on its business as now being conducted;

               (iii) This Agreement has been duly authorized, executed and delivered by ASM and is a valid and binding obligation of ASM, enforceable in accordance with its terms, except to the extent that enforcement is limited by applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting creditors' rights and remedies generally or by general equity principles (and excepting specific performance as a remedy);

               (iv) ASM has taken all corporate action necessary for its due performance under this Agreement;

               (v) The execution and delivery by ASM of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any provisions of, ASM's Certificate of Incorporation or By-Laws or, to the best of such counsel's knowledge after inquiry and based upon information provided by ASM, constitute a default under or give rise to a right of termination, acceleration, or cancellation under any agreement under which ASM or any of its properties are bound or violate any court order, writ or decree of injunction applicable to ASM;

               (vi) Such counsel does not know, after inquiry, of (a) any actions, suits or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting ASM; and (b) any unsatisfied judgments against ASM.

               (vii) The authorized and, to such counsel's best knowledge after inquiry, outstanding capitalization of ASM is as set forth in Section 4(j), all of the outstanding shares of ASM's capital stock are validly issued, fully-paid and non-assessable, without preemptive rights, and to the best of counsel's knowledge after inquiry, there are no outstanding subscriptions, options, rights, warrants or other transfer agreements (whether oral or written), other than as set forth in Section 4(j) of this Agreement.

          7(f)     Officers'  Certificate.  There  shall  be  delivered  to
                   ----------------------
Stockholders an officers' certificate, signed by James D. Brock, Jr., President to the effect that all of the representations and warranties of ASM set forth herein are true and complete in all material respects as of the Closing Date, and that ASM has complied in all material respects with its covenants and agreements set forth herein required to be complied with by the closing.

     8. CONDITIONS PRECEDENT TO OBLIGATIONS OF ASM. All obligations of ASM under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

          8(a)     Truth of Representations and Warranties.  The representations
                   ---------------------------------------
and warranties by Stockholders contained in Section 3 this Agreement or in any certificate or document delivered to ASM pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

          8(b)     Compliance  with  Covenants.  The  Stockholders  shall  have
                   ---------------------------
performed and complied with all Covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

          8(c)     Delivery  of  Investment  Letter  Each  of Stockholders shall
                   --------------------------------
have delivered to ASM an "investment letter" in the form attached as Exhibit "G," setting out that the shares being acquired are restricted shares and are being acquired for investment purposes only, and not with a view to public resale or distribution.

          8(d)     Delivery  of  Exhibits and Schedules.  The Stockholders shall
                   ------------------------------------
have delivered all of the exhibits and schedules required herein to ASM and such exhibits, schedules and Financial Statements shall have been acceptable to ASM, in its sole and absolute discretion.

          8(e)     Opinion of Counsel.  SoftQuad USA shall have delivered to ASM
                   ------------------
an  opinion  of  counsel,  dated  the  Closing  Date,  to  the  effect  that:

               (i) SoftQuad USA is a corporation duly organized, validly existing and in good standing under the laws of Delaware;

               (ii) SoftQuad USA has the corporate power to carry on its business as now being conducted;

               (iii) Except as referred to herein, such counsel knows, after inquiry, of (a) no actions, suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting SoftQuad USA; and (b) no unsatisfied judgments against SoftQuad USA;

               (iv) The authorized capitalization of SoftQuad USA is as set forth in Section 3(n), all of the outstanding shares of capital stock of SoftQuad USA are validly issued, fully-paid and non-assessable, without preemptive rights, and to the best of counsel's knowledge, after inquiry, there are no outstanding subscriptions, options, rights, warrants or other transfer agreements (whether oral or written) obligating SoftQuad USA to issue or transfer from treasury any of its securities except as set forth in Section 3(n) of this Agreement. When duly transferred to ASM as provided herein, to the best of such counsel's knowledge after inquiry, ASM will own all of the issued and outstanding capital stock of SoftQuad USA subject to registration of the transfer of such shares by the transfer agent of SoftQuad USA and due stamping of the share transfer.

               (v) SoftQuad USA is the owner of the intellectual property described on Schedule 7 hereto free and clear of any claims liens or charges.

     9. INDEMNIFICATION. Subject as set out in Section 10, each party to this Agreement shall indemnify and hold harmless each other party to this Agreement at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees (through all appeals) incident to any of the foregoing, resulting from any misrepresentation or breach of warranty contained in Section 3 or 4 as appropriate on the part of such party under this Agreement. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties, on demand, for any reasonable payment made by said parties at any time after Closing, in respect of any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same and such party failed to defend or satisfy same.

     10. NATURE OF REPRESENTATIONS AND WARRANTIES. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance on the representations, warranties, covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for, and any investigation which they might have made or any other representations, warranties, agreements promises or information, written or oral, made by the other party or any other person shall not be deemed a waiver of any breach of any such representation, warranty, covenant or agreement.

     11. DOCUMENTS AT CLOSING. At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

          11(a)     Documents  Delivered by the Stockholders.  Stockholders will
                    ----------------------------------------
deliver,  or  cause  to  be  delivered,  to  ASM  the  following:

               (i) stock certificates for the shares of stock of SoftQuad USA being exchanged hereunder, duly endorsed or with stock powers attached in blank but subject to a customary restrictive stock legend.

               (ii) stock certificates for the shares of capital stock of SoftQuad USA being returned for cancellation pursuant to paragraph 5(a) duly endorsed or with stock powers attached in blank.

               (iii) the opinion of counsel for SoftQuad USA as set forth herein;

               (iv) a certificate from the Secretary of State of Florida dated not more than fifteen (15) days prior to the date of Closing to the effect that SoftQuad USA is in good standing under the laws of the said state; and

               (v) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement;

          11(b)     Documents  Delivered  by ASM.ASM will deliver or cause to be
                    -----------------------------
delivered  to  Stockholders  and  SoftQuad  USA:

               (i) stock certificates for the Shares subject to a customary restrictive stock legend;

               (ii) all corporate records of ASM, including without limitation corporate minute books (which shall contain copies of the Certificate of Incorporation and By-Laws, as amended to the Closing), stock books, stock transfer books, corporate seals, and such other corporate books and records as may reasonably requested by the Stockholders and their counsel;

               (iii) a certificate of ASM's officers to the effect that all representations and warranties of ASM made under this Agreement are reaffirmed on the Closing Date, as though originally given to Stockholders and SoftQuad USA on said date;

               (iv)     the  opinions  of  ASM's  counsel  set  forth  herein;

               (v) a Certificate from the Secretary of State of Florida dated at or about the date of Closing that ASM is in good standing under the laws of said state; and

               (vi) such other instruments and documents, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which may be reasonably requested in furtherance of the provisions of this Agreement.

     12.     MISCELLANEOUS.

          12(a)     Further  Assurances.  At  any  time,  and from time to time,
                    -------------------
after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement;

          12(b)     Waivers.  Any  failure  on  the  part of any party hereto to
                    -------
comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     12(c)     Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the following addresses, or such other addresses as are given to other parties in the manner set forth herein.


     ASM:                  The  American  Sports  Machine,  Inc.
                           222  Lakeview  Avenue,  Suite  160-146
                           West  Palm  Beach,  Florida  33401
                           Attn:  James  D.  Brock,  Jr.,  President
                           Tel:  (561)  832-5697

     With  a  copy  to:    Mr.  Donald  F.  Mintmire,  Esq.
                           265  Sunrise  Ave,  Suite  204
                           Palm  Beach,  Florida  33480
                           Tel:  (561)  832-5697

     SoftQuad  USA:        SoftQuad  Software,  Ltd.
                           161 Eglinton Avenue, Suite 400
                           Toronto, Ontario  M4P 1J5
                           CANADA
                           Attn:  Cameron  Chell,  President

     With  a  copy  to:    Robert  L.  Sonfield,  Jr.,  Esq.
                           Sonfield  &  Sonfield
                           770  South  Post  Oak  Lane,  Suite  435
                           Houston,  Texas  77056-1913
                           Tel:  (713)  877-83333

     12(d)     Headings.  The  section and subsection headings in this Agreement
               --------
are inserted for convenience and shall not affect in any way the meaning or interpretation of this Agreement.

          12(e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile signature by any party on a counterpart of this Agreement shall be binding and effective for all purposes. Such party shall, however, subsequently deliver to the other party an original executed copy of this Agreement.

          12(f)     Governing Law.  This Agreement shall be governed by the laws
                    --------------
of  Delaware.

          12(g)     Binding  Effect.  This  Agreement  shall be binding upon the
                    ---------------
parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

          12(h)     Entire Agreement.  This Agreement is the entire agreement of
                    ----------------
the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

          12(i)     Time.  Time  is  of  the  essence.
                    ----

          12(j)     Severability.  If  any  part of this Agreement is determined
                    ------------
by a court of competent jurisdiction to be unenforceable, the balance of the Agreement shall remain in full force and effect.

          12(k)     Default  Costs.  In the event any party hereto has to resort
                    --------------
to legal action to enforce any of the terms hereof, such party shall be entitled to collect attorneys' fees and other costs from the party in default.

     In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.



     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.



ATTEST:. . . . . . . . . . . . .  THE AMERICAN SPORTS MACHINE, INC.



By:/s/James D. Brock, Jr.. . . .  By:/s/James D. Brock, Jr.
--------------------------------  ---------------------------------
  James D. Brock, Jr., Secretary  James D. Brock, Jr., President


ATTEST:. . . . . . . . . . . . .  SOFTQUAD SOFTWARE, LTD.



By:/s/David Bolink . . . . . . .  By:/s/Cameron Chell
--------------------------------  ---------------------------------
  David Bolink, Secretary. . . .  Cameron Chell, President



STOCKHOLDERS  OF  SOFTQUAD  SOFTWARE,  LTD.





VC ADVANTAGE LIMITED PARTNERSHIP

By VCA Management Ltd.
Its General Partner. . . . . . . . .  Hammock Group Ltd.

By ________________________________.  By: Voyageur Financial Services
Name _____________________________
Title ______________________________  By: _______________________________
     Paul Lemmon, Administrator

  Ashland Resources Inc.
Aberdeen Avenue LLC
  By: Voyageur Financial Services
By ________________________________
 David Simms . . . . . . . . . . . .  By: ________________________________
Title ______________________________  Paul Lemmon, Administrator

Striker Capital Limited

By: Voyageur Financial Services

By _________________________________
 Paul Lemmon, Administrator




                                    EXHIBIT A


                          SHARES OF SOFTQUAD USA TO BE EXCHANGED FOR SHARES OF ASM


                                           NUMBER AND CLASS OF ASM
                                      ----------------------------------
NAME OF SOFQUAD USA                          NUMBER AND CLASS OF            COMMON SHARES TO BE ISSUED IN
------------------------------------  ----------------------------------  ---------------------------------
SHAREHOLDER                                SOFTQUAD USA SHARES HELD                   EXCHANGE
------------------------------------  ----------------------------------  ---------------------------------
Aberdeen Avenue LLC. . . . . . . . .  491,135 Class A Conv. Preferred     491,135 Class A Conv. Preferred
                                      245,567 Common                      245,567 Common
Ashland Resources, Inc.. . . . . . .  491,135 Class A Conv. Preferred     491,135 Class A Conv. Preferred
                                      245,568 Common                      245,568 Common
Striker Capital Limited. . . . . . .  491,135 Class A Conv. Preferred     491,135 Class A Conv. Preferred
                                      245,568 Common                     245,135 Common
VC Advantage Limited Partnership . .  1,033,333 Class B. Conv. Preferred  1,033,333 Class B Conv. Preferred
Hammock Group Ltd. . . . . . . . . .  688,889 Class B Conv. Preferred     688,889 Class B Conv. Preferred
Thomson Kernaghan & Co. Limited,
  as Agent for the Benefit of Others  1,000,000 Common                    1,000,000 Common

                                   EXHIBIT A-1

            ASM SHAREHOLDERS ON CLOSING DATE AFTER EXCHANGE OF SHARES



NAME                                   NUMBER AND CLASS OF SHARES
----------------------------------  ---------------------------------

Stephanie Acierno. . . . . . . . .                      80,000 Common
Gretchen Dore. . . . . . . . . . .                      80,000 Common
Thomas V. Flynn. . . . . . . . . .                      80,000 Common
Gregg Houston. . . . . . . . . . .                      80,000 Common
Kimberly Kelley. . . . . . . . . .                      80,000 Common
Harold A. Munning. . . . . . . . .                      80,000 Common
Kimberly Kelley. . . . . . . . . .                      64,000 Common
Gretchen Dore. . . . . . . . . . .                      64,000 Common
Thomas V. Flynn. . . . . . . . . .                      64,000 Common
Gregg Houston. . . . . . . . . . .                      64,000 Common
Harold A. Munning. . . . . . . . .                      64,000 Common
Stephanie Acierno. . . . . . . . .                      64,000 Common
James Donald Brock, Jr.. . . . . .                   2,000,000 Common
Linear Strategies Ltd. . . . . . .                     320,000 Common
Linear Strategies Ltd. . . . . . .                     280,000 Common
Rodney Ford. . . . . . . . . . . .                      80,000 Common
Anne-Marie Fourdan . . . . . . . .                      40,000 Common
Kevin Coppe. . . . . . . . . . . .                      80,000 Common
Jennifer Froehich. . . . . . . . .                      80,000 Common
Mark Gallagher . . . . . . . . . .                      80,000 Common
John Marratt . . . . . . . . . . .                      80,000 Common
Mary Catherine McGowan . . . . . .                      80,000 Common
Jeffrey Merback. . . . . . . . . .                      80,000 Common
Douglas Paxton . . . . . . . . . .                      80,000 Common
Sammy Peroulas . . . . . . . . . .                      80,000 Common
William Ragsdale . . . . . . . . .                      80,000 Common
Julie Watson . . . . . . . . . . .                      80,000 Common
Rodney Ford. . . . . . . . . . . .                      64,000 Common
Anne-Marie Fourdan . . . . . . . .                      64,000 Common
Brian Jansma . . . . . . . . . . .                      64,000 Common
Kevin Coppe. . . . . . . . . . . .                      64,000 Common
Jennifer Froehich. . . . . . . . .                      64,000 Common
Paul Safran, Jr. . . . . . . . . .                      64,000 Common
Lisa Reisman . . . . . . . . . . .                      64,000 Common
Mark Gallagher . . . . . . . . . .                      64,000 Common
Amy Melice . . . . . . . . . . . .                      64,000 Common
John Marratt . . . . . . . . . . .                      64,000 Common
Jeffrey Merback. . . . . . . . . .                      64,000 Common
Mary Catherine McGowan . . . . . .                      64,000 Common
Felice Melice. . . . . . . . . . .                      64,000 Common
Samuel Melice. . . . . . . . . . .                      64,000 Common
Brandon Bell . . . . . . . . . . .                      64,000 Common
Douglas Paxton . . . . . . . . . .                      64,000 Common
Sammy Peroulas . . . . . . . . . .                      64,000 Common
William Ragsdale . . . . . . . . .                      64,000 Common
Julie Watson . . . . . . . . . . .                      64,000 Common

Aberdeen Avenue LLC. . . . . . . .  491,135 Class A Conv. Preferred
           245,567 Common
Ashland Resources, Inc.. . . . . .  491,135 Class A Conv. Preferred
             245,568 Common
Striker Capital Limited. . . . . .  491,135 Class A. Conv. Preferred
             245,135 Common
VC Advantage Limited Partnership .  1,033,333 Class B Conv. Preferred
Hammock Group Ltd. . . . . . . . .  688,889 Class B Conv. Preferred
Thomson Kernaghan & Co. Limited,
as Agent for the Benefit of Others                   1,000,000 Common

                                    EXHIBIT B

                       SOFTQUAD USA'S FINANCIAL CONDITION


As  of  February  28,  2000:

Additional  assets:
------------------
     Right to receive approximately $6.75 million net proceed from sale of Class B Convertible Preferred and Common stock.
     Rights under Soft Quad (Canada) Acquisition Agreement and Share Purchase/Option Exchange Agreements with each securityholder of SoftQuad Software, Inc., including the right to acquire all of the issued and outstanding securities of SoftQuad Software, Inc. as set forth therein.
     Rights under TK Engagement Letter dated December ___, 1999 and February ___, 2000.

Additional  liabilities:
-----------------------
     Obligations under Common Stock, Class A Convertible Preferred and Class B Convertible Preferred stock purchase agreements, including the warrants (aggregate number of warrants being 1,878,368), registration rights agreements and other documents referred to therein.
Obligations under SoftQuad (Canada) Acquisition Agreement and Share Purchase/Option Exchange Agreements with each securityholder of SoftQuad Software, Inc. and related documents.
Obligations under TK Engagement Letter dated December ___, 1999 and February ___, 2000.
Obligations  to  issue  the special voting share in connection with the SoftQuad
Acquisition  Agreement  and  related  documents.
Obligations to issued Common Stock pursuant to existing warrants (1,878,368), options (2,513,500) and rights to acquire Common Stock, including shares issuable upon exercise of options to be granted under option exchange agreements with optionholders of SoftQuad Software, Inc. (1,837,000), shares issuable to certain shareholders of SoftQuad Software, Inc. pursuant to share purchase agreements (3,435,670), and shares issuable upon exchange of exchangeable shares of SoftQuad Acquisition Corporation issuable to certain shareholders of SoftQuad Software, inc. under the share purchase agreements (5,792,605). Obligations to pay organizational expenses, expenses incurred in the acquisition of SoftQuad Software, Inc., expenses incurred in the issuance and sale of the outstanding securities and expenses incurred in connection with this Agreement and Plan of Reorganization, including accounting and legal expenses.

                                    EXHIBIT C

      ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION AND BY LAWS OF ASM

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF

                        THE AMERICAN SPORTS MACHINE, INC.

Pursuant to the provision of section 607.1006, Florida Statutes, this corporation adopts the following articles of amendment to its articles of incorporation:

FIRST:     Amendment(s)  adopted:  (indicate  article  number(s)  being amended, added  or  deleted)

                           ARTICLE III. CAPITAL STOCK
                           --------------------------

     The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 10,000,000 shares of common stock having a par value of $.0001 per share.

TO  BE  CHANGED  TO  READ  AS  FOLLOWS:

                           ARTICLE III. CAPITAL STOCK
                           --------------------------

     The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 50,000,000 shares of common stock having a par value of $.0001 per share; and 10,000,000 shares of preferred stock, with the specific terms, conditions, limitations, and preferences to be determined by the Board of Directors without shareholder approval.

ADD:

  ARTICLE VIII. SPECIAL AUTHORITY OF BOARD OF DIRECTORS AND WAIVER OF DISSENTERS
  ------------------------------------------------------------------------------
                                     RIGHTS
                                     ------

     The Board of Directors shall be and are hereby authorized to enter into on behalf of the corporation and to bind the corporation without shareholder approval, any and all acts approving (a) the terms and conditions of a merger and/or a share exchange; and (b) divisions, combinations and/or splits of shares of any class or series of stock of the corporation, whether issued or unissued, with or without any change in the number of authorized shares; and shareholders affected thereby, shall not be entitled to dissenters rights with respect thereto under any applicable statutory dissenters rights provisions.

ADD:

                        ARTICLE IX. CONFLICT OF INTEREST
                        --------------------------------

Any related party contract or transaction must be authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein or the transaction must be fair and reasonable to the Corporation.

ADD:
     ARTICLE  X.  INDEMNIFICATION
     ----------------------------

The Corporation shall indemnify its Officers, Directors, Employees and Agents in accordance with the following:.

     (a) The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was otherwise serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct to be unlawful. The termination of any action, suit or proceeding, by judgment, order, settlement, conviction upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe the action was unlawful.

     (b) The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the Corporation, to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to whether such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation, unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

     (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in Sections (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.
     (d) Any indemnification under Section (a) or (b) of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the officer, director, employee or agent is proper under the circumstances, because he has met the applicable standard of conduct set forth in Section (a) or (b) of this Article. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the affirmative vote of the holders of a majority of the shares of stock entitled to vote and represented at a meeting called for that purpose.

     (e) Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, as authorized in Section (d) of this Article, upon receipt of an understanding by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

     (f) The Board of Directors may exercise the Corporation's power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this Article.

     (g) The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these Amended Articles of Incorporation, the Bylaws, agreements, vote of the shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representatives of such a person.

ADD:
           ARTICLE XI.  LAW APPLICABLE TO CONTROL-SHARE VOTING RIGHTS.
           ----------------------------------------------------------

     The provisions set forth in Fl. Stat. 607.0902 do not apply to control-share acquisitions of shares of the Corporation.


SECOND:     If  an  amendment  provides  for  an  exchange,  reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

          N/A

THIRD:     The  date  of  each  amendment's  adoption:     DECEMBER  15,  1998

FOURTH:     Adoption  of  Amendment(s)  check  one:

____x____     The  amendment(s)  was/were  approved  by  the  shareholders.  The number  of  votes  cast  for  the amendment(s) was/were sufficient for approval.

________     The  amendment(s)  was/were  approved  by  the shareholders through voting  groups.

          The following statements must be separately provided for each voting group entitled to vote separately on the amendment(s):

          "The number of votes cast for the amendment(s) was/were sufficient for approval by __________________________________________________________."
                         (Voting  Group)

________     The amendment(s) was/were adopted by the board of directors without shareholder  action  and  shareholder  action  was  not  required.

________     The  amendment(s)  was/were  adopted  by  the incorporators without shareholder  action  and  shareholder  action  was  not  required.

     Signed  this  28th  day  of  January,  1999.


BY:     _________________________________________
     (By  the  Chairm  and  or  Vice  Chairman  of  the
     Board  of  Directors,  President,  or  other  officer
     if  adopted  by  the  shareholders)
               OR
     (By  a  director  if  adopted  by  the  directors)
               OR
     (By  an  incorporator  if  adopted  by  the  incorporators)


Angela  Michelle  Bartolotta
----------------------------
Typed  or  printed  Name

President
---------
Title

                                     BY-LAWS
                                        OF
                        THE AMERICAN SPORTS MACHINE, INC.

                                    ARTICLE I
                                     OFFICES

The principal office of the Corporation in the State of Florida shall be located in the City of Palm Beach. The Corporation may have such other offices, either within or without the State of Florida, as the business of the Corporation may require from time to time.

The Registered Office of the Corporation may be, but need not be, identical with its principal office in the State of Florida and the address of the Registered Office may be changed from time to time by the Board of Directors.

                                   ARTICLE II
                                  SHAREHOLDERS

SECTION 1. ANNUAL MEETING. The annual meeting of shareholders shall be held at such time and place each year as the Board of Directors shall determine for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held at any annual meeting, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders to be held as soon thereafter as may be convenient.

SECTION 2. SPECIAL MEETING. Special meetings of the shareholders may be called by the President, by the Board of Directors or by the holders of not less than one-fifth (1/5) of the voting power of all shareholders of the Corporation.

SECTION 3. PLACE OF MEETING. The Board of Directors may designate any place within or without the State of Florida as the place of meeting for any annual meeting, or any place either within or without the State of Florida as the place of meeting for any special meeting called by the Board of Directors.

SECTION 4. NOTICE OF MEETINGS AND WAIVER. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, or the Secretary, or the officer or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail in a sealed envelope addressed to the shareholder at his address as it appears on the records of the Corporation, with postage thereon prepaid. Notice of any shareholders' meeting may be waived in writing by any shareholder at any time before or after the meeting.

SECTION 5. MEETING OF ALL SHAREHOLDERS. If all of the shareholders shall meet at any time and place, either within or without the State of Florida, and consent to the holding of a meeting, such meeting shall be valid without call or notice, and at such meeting any corporate action may be taken.

SECTION 6. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board of Directors of the Corporation may fix in advance a date, not exceeding sixty (60) and not less than ten (10) days prior to the date of any meeting of shareholders, or to the date for the payment of any dividend or for the allotment of rights, or to the date when any exchange or reclassification of shares shall be effective, as the record date for the determination of shareholders entitled to receive payment of any such dividend or to receive any such allotment of rights, or to exercise rights in respect of any exchange or reclassification of shares; and the shareholders of record on such date shall be the shareholders entitled to notice of and to vote at, such meeting, or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights in the event of an exchange or reclassification of shares, as the case may be. If no record date is fixed by the Board of Directors, the date on which notice of the meeting is mailed shall be deemed to be the record date for the determination of shareholders entitled to vote at such meeting. Transferees of shares which are transferred after the record date shall not be entitled to notice of or to vote at such meeting.

SECTION 7. VOTING LISTS. The officer or agent having charge of the transfer book for shares of the Corporation shall at least ten (10) days before each meeting of shareholders, make a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address and the number of shares held by each shareholder, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the meeting. The original share ledger or stock transfer book, or a duplicate thereof kept in this State, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or stock transfer book or to vote at any meeting of shareholders.

SECTION 8. QUORUM. A majority of the outstanding shares of the Corporation, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders; provided, that if less than a majority of the outstanding shares are represented at said meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.

SECTION 9. PROXIES. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy, and such proxy may be withdrawn at any time.

SECTION 10. VOTING OF SHARES. Each outstanding share of Common Stock shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

SECTION 11. VOTING OF SHARES BY CERTAIN HOLDERS. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the By-Laws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.

Shares standing in the name of a deceased person may be voted by his administrator or executor, either in person or by proxy. Shares standing in the name of a guardian, conservator, or trustee may be voted by such fiduciary, either in person or by proxy.

Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares standing in the joint names of four (4) or more fiduciaries shall be voted in the manner determined by the majority of such fiduciaries, unless the instrument or order appointing such fiduciaries otherwise directs.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares (except that if the right to vote be expressly given in writing to the pledgee and notice thereof delivered to the Corporation in writing by the pledgee, the shareholder shall not have the right to vote the shares so pledged) until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

SECTION 12. INFORMAL ACTION BY SHAREHOLDERS. Unless prohibited by the Articles of Incorporation, any action required to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the issued and outstanding capital stock of the corporation.

SECTION 13. ADJOURNMENTS. If a meeting is adjourned to another time or place, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. The Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

                                   ARTICLE III
                                    DIRECTORS

SECTION 1. GENERAL POWERS AND EXECUTIVE COMMITTEE. The business and affairs of the Corporation shall be managed by its Board of Directors. The Board of Directors may, by resolution passed by a majority of the whole Board, designate two (2) or more of its number to constitute an Executive Committee, who, to the extent provided in the resolution, shall have and exercise the authority of the Board of Directors in the management of the Corporation. The Board of Directors may also, by resolution passed by a majority of the whole of the Board, designate members to constitute other committees, who, to the extent provided in the resolution, shall have and exercise the designated authority.

SECTION 2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by resolution passed by the Board or by the shareholders (any such resolution of either the Board of Directors or shareholders being subject to any later resolution by either of them) but in no event shall such number be less than one. No resolution shall have the effect of shortening the term of any incumbent director. Directors shall be elected at the annual meeting of shareholders and shall continue in office until their successors shall have been elected and qualified. Directors need not be residents of Florida nor need they be the holder of any shares of the capital stock of the Corporation.

SECTION 3. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held without other notice than this By-Law, immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Florida, for holding of additional regular meetings without other notice than such resolution.

SECTION 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or any two (2) directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Florida, as the place for holding any special meeting of the Board of Directors called by them.

SECTION 5. NOTICE. Written notice of any special meeting shall be given to each director at least two (2) days before the meeting, either by personal delivery, telegram, cablegram, or facsimile. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, and a waiver of any and all objections to the place of meeting, the time of meeting, or the manner in which it was called or convened, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. The purpose of and the business to be transacted at any special meeting of the Board of Directors must be specified in the notice or waiver or notice of such a meeting.

SECTION 6. QUORUM. A majority of the number of directors fixed by or in the manner prescribed in the By-Laws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided, that if less than a majority of the directors are present at that meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

SECTION 7. MANNER OF ACTING. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 8. INFORMAL ACTION BY DIRECTORS. Any action required to be taken at a meeting of the Directors of a corporation or any action which may be taken at such meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of all directors and such consent shall have the same effect as an actual vote.

SECTION 9. VACANCIES. Any vacancy occurring in the Board of Directors or in a directorship to be filled by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office or until the next succeeding annual meeting of shareholders. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term of office continuing until the next election of the directors by the shareholders.

SECTION 10. COMPENSATION. Directors may by resolution of the Board of Directors, establish a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 11. REMOVAL. At a meeting of shareholders called expressly for that purpose, directors may be removed, with or without cause, by a vote of the majority of the shares then entitled to vote at an election of directors.

                                   ARTICLE IV
                                    OFFICERS

SECTION 1. CLASSES. The officers of the Corporation shall be a President, a Treasurer, and a Secretary, and such other officers and assistant officers as from time to time may be deemed necessary by the Board of Directors and elected in accordance with the provisions of this Article. Any two (2) or more offices may be held by the same person. The failure to elect a President, Secretary or Treasurer shall not affect the existence of this Corporation.

SECTION 2. ELECTION AND TERM OF OFFICE. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death, his resignation or his removal from office in the manner hereinafter provided.

SECTION 3. REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

SECTION 4. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

SECTION 5. PRESIDENT. The President shall be the principal executive officer of the Corporation and shall in general supervise and control all of the business and affairs of the Corporation. He shall preside at all meetings of the shareholders and of the Board of Directors. He may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

SECTION 6. VICE PRESIDENT. In the absence of the President or in the event of his inability or refusal to act, the Vice President shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

SECTION 7. TREASURER. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall:
(a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Article V of these By-Laws; and (c) in general perform all the duties from time to time assigned to him by the President or the Board of Directors. Nothing herein shall require the Board of Directors to require a bond.

SECTION 8. SECRETARY. The Secretary shall: (a) keep the minutes of the shareholders' and of the Board of Directors' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the Corporation under this seal is duly authorized in accordance with the provisions of these By-Laws; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or Vice President, certificates for shares of the Corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) sign with the President, or Vice President, certificates for shares for the Corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (g) have personal charge of the stock transfer books of the Corporation; and (h) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or the Board of Directors.

SECTION 9. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries, as and if authorized by the Board of Directors, may sign with the President or Vice President certificates for shares of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers and Assistant Secretaries in general shall perform such duties as shall be assigned to them by the Treasurer or Secretary, respectively, or by the President or the Board of Directors.

SECTION 10. SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

                                    ARTICLE V
                      CONTRACTS, LOANS, CHECK AND DEPOSITS

SECTION 1. CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instruments in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances.

SECTION 2. LOANS. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

SECTION 3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents, of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

SECTION 4. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                   ARTICLE VI
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

SECTION 1. CERTIFICATES FOR SHARES. Certificates representing shares of the Corporation shall be in such form as may be determined by the Board of Directors. Such certificates shall be signed by the President and Secretary. All certificates for shares shall be consecutively numbered. The name of the persons owning the shares represented thereby with the number of shares and date of issue shall be entered on the books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

SECTION 2. TRANSFER OF SHARES. Transfer of shares of the Corporation shall be made only by the registered holder thereof or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such share. The person in whose name shares stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

                                   ARTICLE VII
                                   FISCAL YEAR

The fiscal year of the Corporation shall be determined by the resolution of the Board of Directors.

                                  ARTICLE VIII
                                    DIVIDENDS

The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

                                   ARTICLE IX
                                      SEAL

The Board of Directors shall if needed provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon appropriate wording.

                                    ARTICLE X
                                WAIVER OF NOTICE

Whenever any notice whatever is required to be given under the provisions of these By-Laws, or under the provisions of the Articles of Incorporation, or under the provisions of the corporation laws of the State of Florida or other jurisdiction, waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE XI
                                   AMENDMENTS

The Board of Directors shall have the power and authority to alter, amend or rescind the By-Laws of the Corporation at any regular or special meeting at which a quorum is present by a vote of a majority or the whole Board of Directors, subject to the power of the shareholders to change or repeal such By-Laws at any annual or special meeting of shareholders at which a quorum is present, by a vote of a majority of the stock represented at such meeting, provided, that the notice of such meeting shall have included notice of any proposed alteration, amendment or rescission.

I certify that these are the By-Laws adopted by the Board of Directors of the Corporation.



BY:  ___________________________________
        James  Donald  Brock,  Jr.,  Secretary

                                    EXHIBIT D


ASM'S  STOCKHOLDERS'  LIST




SHAREHOLDER               CLASS A     CLASS B    COMMON      TOTAL
Aberdeen Avenue LLC
Ashland Resources, Inc.     491,135    245,567    736,702
Striker Capital Limited     491,135    245,568    736,703
VC Advantage Ltd. Pshp.     491,135    245,568    736,703
Hammock Group Ltd.. . .   1,033,333  1,033,333
TK as Agent for others.     688,889    688,889
James D. Brock, Jr. . .   1,000,000  1,000,000
Other ASM shareholders.   2,000,000  2,000,000
    __________. . . . .  __________  3,600,000  3,600,000
                                     ---------  ---------
Totals. . . . . . . . .   1,473,405  1,722,222  7,336,703  10,532,330


                                    EXHIBIT E

                ASM'S FINANCIAL STATEMENTS AT SEPTEMBER 30, 1999

                               DORRA SHAW & DUGAN
                          CERTIFIED PUBLIC ACCOUNTANTS

                          INDEPENDENT AUDITORS' REPORT

To  the  Board  of  Directors  and  Stockholders
The  American  Sports  Machine,  Inc.
Palm  Beach,  Florida

We have audited the accompanying balance sheet of The American Sports Machine, Inc. (a Florida corporation) and (a development stage company) as of September 30, 1999, and the related statements of operations, accumulated deficit, cash flows and changes in stockholders' equity for the period December 1, 1998 (date of inception) to September 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Sports Machine, Inc. as of September 30, 1999 and the results of its operations and its cash flows and changes in stockholders' equity for the period from December 1, 1998 (date of inception) to September 30, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plan regarding those matters also are described in Note D. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  Dorra  Shaw  &  Dugan
-  -------------------------------
Certified  Public  Accountants

December  17,  1999

                  270 South County Road * Palm Beach, FL 33480
                  Telephone (561) 822-9955 * Fax (561) 822-9955
                              Website: dsd-cpa.com

THE  AMERICAN  SPORTS  MACHINE,  INC.
(  A  Development  Stage  Company)

BALANCE  SHEET






September  30,  1999

ASSETS

Current  Assets:
                                                           Cash  $        2,711

TOTAL  CURRENT ASSETS                                                      2,711

                                                                 $        2,711

LIABILITIES

Current  Liabilities:
                                               Accrued  expenses  $            -
TOTAL  CURRENT LIABILITIES                                                     -
                                                                              -

STOCKHOLDERS'  EQUITY

Common  stock  -  $.0001  par  value  -
  50,000,000  shares  authorized  1,400,000
  shares  issued  and  outstanding  140
  Preferred  stock  -  No  par  value
  -  10,000,000  shares  authorized
      No  shares issued or outstanding                                         -
Additional  paid-in-capital                                               45,860
Accumulated deficit                                                     (43,289)

TOTAL  STOCKHOLDERS' EQUITY                                                2,711

                                                                 $        2,711



     The  accompanying  notes  are  an integral part of the financial statements

THE  AMERICAN  SPORTS  MACHINE,  INC.
(  A  Development  Stage  Company)

STATEMENT  OF  OPERATIONS  AND  ACCUMULATED  DEFICIT



For  the  period  October  1,  1998  (date  of inception) to Serptember 30, 1999

Revenues                                                           $          -

Operating  expenses:
                                 Professional  fees  $     39,657
                                 Organization  costs        2,632         42,289

Loss  before  income  taxes
                                                                        (42,289)
Income  taxes                                                                 -

Net  loss
                                                                        (42,289)

Accumulated  deficit  -  October  1,  1998
                                                                         (1,000)

Accumulated deficit - September 30, 1999                           $    (43,289)

Net loss per share                                                 $      (0.03)

Weighted  average shares of common stock                            $  1,249,589





     The  accompanying  notes  are  an integral part of the financial statements

THE  AMERICAN  SPORTS  MACHINE,  INC.
(  A  Development  Stage  Company)



STATEMENT  OF  OPERATIONS  AND  ACCUMULATED  DEFICIT



For  the  period  October  1,  1998  (date  of inception) to Serptember 30, 1999

Revenues                                                           $          -

Operating  expenses:
                                 Professional  fees  $     39,657
                                 Organization  costs        2,632         42,289

Loss  before  income  taxes
                                                                        (42,289)
Income  taxes                                                                 -

Net  loss
                                                                        (42,289)

Accumulated  deficit  -  October  1,  1998
                                                                         (1,000)

Accumulated deficit - September 30, 1999                           $    (43,289)

Net loss per share                                                 $      (0.03)

Weighted  average shares of common stock                            $  1,249,589


     The  accompanying  notes  are  an integral part of the financial statements


THE  AMERICAN  SPORTS  MACHINE,  INC.
(A  Development  Stage  Company)


Statement  of  Cash  Flows



For  the  period  October  1,  1998  (date  of  inception) to September 30, 1999
-  ---------------------------------------------------------------------------

Operating  Activities:
Net  loss                                                         $     (42,289)
   Adjustments  to  reconcile  net  loss  to  net  cash
      used  by  operating  activities:
         Increase  in:
           Issuance  of common stock for services                         25,000

Net cash used by operating activities                                   (17,289)

Financing  activities:
         Issuance  of Common Stock                                        20,000

Net  cash provided by financing activities                                20,000

Net  increase in cash                                                      2,711

Cash  - September 30, 1999                                         $       2,711






     The  accompanying  notes  are  an integral part of the financial statements



The  American  Sports  Machine,  Inc.
Notes  to  Financial  Statements

Note  A  -  Summary  of  Significant  Accounting  Policies:

Organization

The American  Sports  Machine,  Inc. (a development  stage company) is a Florida
Corporation organized June 2, 1995 to build recreational centers for small organized sports activities including basketball, handball, racquetball, as well as video games and other computer board sports activities. The Company failed in its attempt to implement its initial business plan and during June 1996 abandoned its efforts. The Company had no operations for the period prior to June 1996. The Company was inactive and there were no transactions from June
1996 to the date of reinstatement by the State of Florida on December 1, 1998 that affect the balances reflected in the financial statements as of December 1, 1998.

The Company has a new business plan, which was adopted on or about December 1, 1998, which is to engage in seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses. The assets of the Company will be used for its expenses of operation to implement this plan.

Accounting  Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a September 30 year end.

Start  -  Up  Costs

Start  -  up  and  organization  costs  are  being  expensed  as  incurred.

Loss  Per  Share

The computation of loss per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

Use  of  Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Note  B  -  Stockholders'  Equity:

On June 2, 1995, the Company issued 500,000 shares of common stock, in lieu of cash, for the fair market value of services rendered by its initial officer - stockholder. On or about December 1, 1998, third parties purchased the shares from the initial officer - stockholder. On or about December 1, 1998, the Company issued 500,000 shares of its common stock to its sole officer in exchange for services valued at $25,000. Subsequently the same third parties purchased at $0.05 per share, 400,000 shares of the common stock of the Company in a private placement pursuant to Regulation D of the SEC. The $39,657 in professional fees includes the costs and expenses (including legal fees) associated with the preparation and filing of the registration statement.
Included in professional fees are additional legal fees of $34,157 for merger and acquisition activities unrelated to the registration statement and $5,500 in auditing and accounting fees.

At September 30, 1999, the Company had authorized 50,000,000 shares of $.0001 par value common stock and had 1,400,000 shares of common stock issued and outstanding. In addition, the Company authorized 10,000,000 shares of preferred stock with the specific terms; conditions, limitations and preferences to be determined by the Board of Directors. None of the preferred stock was issued and outstanding as of September 30, 1999.

Note  C  -  Income  Taxes:

The Company has a net operating loss carry forward of $42,289 that may be offset against future taxable income. If not used, the carry forward will expire in 2014.

The amount recorded as deferred tax assets,  cumulative as of September  30,1999 is $8,400,  which represents the amounts of tax benefits of loss carry-forwards.
The Company has established a valuation allowance for this deferred tax asset of
$8,400,  as  the  Company  has  no  history  of  profitable  operations.

Note  D  -  Going  Concern:

The Company's financial statements are prepared using generally accepted accounting principles applied to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses from its inception through September
30, 1999. It has not established revenues sufficient to cover operating costs and to allow it to continue as a going concern. Management plans currently provide for experts to secure a successful acquisition or merger partner so that it will be able to continue as a going concern. In the event such efforts are unsuccessful, contingent plans have been arranged to provide that the current
Director of the Company is to fund required future filings under the 34 Act, and existing shareholders have expressed an interest in additional funding if necessary to continue the Company as a going concern. The sole director/officer of the Company has to acquire an additional $20,000 in stock of the Company on or before February 1, 1999, if such funds are needed to continue the operations of the Company.



                               Exhibit B - Page 57
                                    EXHIBIT F

                           FORM 10-KSB AND FORM 10-QSB

                     U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                   Form 10-KSB

(Mark  One)

[X]  ANNUAL REPORT  PURSUANT TO SECTION 13 OR 15(d) OF THE  SECURITIES  EXCHANGE
     ACT  OF  1934

     For  the  fiscal  year  ended  September  30,  1999

[  ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES  EXCHANGE ACT
     OF  1934

     For  the  transition  period  from  _______________  to  ________________

     Commission  file  no.        0-26327
                          ---------------

                          American Sports Machine, Inc.
                   --------------------------------------------
                 (Name of small business issuer in its charter)

          Florida                65-0877744
-------------------------------           -------------------
(State  or  other  jurisdiction  of            (I.R.S.  Employer
incorporation  or  organization)            Identification  No.)

     222  Lakeview  Avenue,  Suite  160-146
     West  Palm  Beach,  FL
33401
-  ---------------------------------------              ----------
(Address  of  principal  executive  offices)             (Zip  Code)

Issuer's  telephone  number  (561)  832-5698

Securities  registered  under  Section  12(b)  of  the  Exchange  Act:

                              Name  of  each  exchange
         Title  of  each  class                    on  which  registered

               None
-----------------------------                     -------------------------
Securities  registered  under  Section  12(g)  of  the  Exchange  Act:

                          Common Stock, $.0001 par value
                                 (Title of class)
                               -------------------
     Check  whether  the issuer (1) filed all  reports  required  to be filed by
Section 13 or 15(d) of the  Exchange  Act during the past 12 months (or for such shorter period that the  registrant was required to file such reports),  and (2)
has  been  subject  to  such  filing  requirements  for  the  past  90  days.
Yes  X  No
                                                         -----       -----

     Check if there is no disclosure  of  delinquent  filers in response to Item

405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

     State  issuer's  revenues  for  its  most  recent  fiscal  year.  $0.00.

     Of the 1,400,000 shares of voting stock of the registrant issued and outstanding as of December 15, 1999, 900,000 shares are held by non-affiliates. Because of the absence of an established trading market for the voting stock, the registrant is unable to calculate the aggregate market value of the voting stock held by non-affiliates as of a specified date within the past 60 days.


PART  I

ITEM  1.          DESCRIPTION  OF  BUSINESS

     Business  Development

     The  American  Sports  Machine, Inc. ("ASM") was organized on June 2, 1995, under the laws of the State of Florida, having the stated purpose of engaging in any  lawful  activities.  ASM  was formed with the contemplated purpose to build recreational centers for small organized sports activities including basketball, handball,  racquetball,  as  well as video games and other computer board sports
activities.    The business concept and plan was based upon information obtained by  the incorporator several years before while working for an unrelated company with  the same concept and business plan.  The incorporator and sole shareholder was  unable to obtain the cooperation and assistance of workers and investors to implement  the  proposed  plan.  The  primary  area  of development was to be in
Florida,  but was never brought to the development stage. After development of a business  plan  and  efforts  to  develop  the business failed, all efforts were
abandoned  in  1996.   At  that  time  ASM  was  unable  to obtain the necessary
contracts,  store  locations,  other  facilities,  and  was unable to obtain the necessary  financing,  therefore  was  unable  to  operate.

     ASM never engaged in an active trade or business throughout the period from
June  1995  until  just  recently.   The  ASM  charter was suspended (subject to
reinstatement) by the State of Florida in 1996 for inactivity and failure to pay annual  fees  and  costs.  Its active status was reinstated on December 1, 1998, upon  payment  of  all past due fees and costs.  On December 1, 1998, all of the issued  and  outstanding  shares  of  the common stock of ASM were acquired from
Joseph  Ashley,  its  then sole shareholder.  The shares were purchased from Mr.
Ashley  on  behalf  of  the  investor group.  Mr.  Ashley distributed the shares directly  to  each  member  of the investor group. The original incorporator and shareholder agreed to exchange the 500,000 issued and outstanding shares held by such  shareholder  to  the  new  25  member  investor  group  in  exchange for a commitment  by  the  new  shareholder  group to pay the cost of reactivating the corporation, providing for its reinstatement, and bringing its books and records up  to  date.  The total of 500,000 shares was distributed 20,000 shares to each of  twenty-five  (25) shareholders.  In addition, ASM received gross proceeds in the  amount  of  $20,000  from  the  sale of a total of 400,000 shares of common stock, $.0001 par value per share (the "Common Stock"), in an offering conducted pursuant to Section 3(b) and 4(2) of the Securities Act of 1933, as amended (the
"Act"),  and  Rules  505  and  506 of Regulation D promulgated thereunder.  This offering  was  made  in  the  State  of  Georgia  and the State of Florida.  ASM
undertook  the  offering of shares of Common Stock on December 1, 1998.  Also on
December  1,  1998,  ASM issued 500,000 shares of its Common Stock to Ms. Angela
Michelle  Bartolotta,  the  President,  Secretary  and  Treasurer  of  ASM  in
consideration  and  in  exchange for services valued at $25,000.00 in connection
with  the  re-organization  of ASM.   On March 12, 1999, Ms. Bartolotta resigned
her  position  due to personal conflicts and other personal reasons and tendered her  500,000  shares of stock to ASM for cancellation.  Such shares were in fact canceled.  The company issued 500,000 shares of its common stock to James Donald
Brock,  Jr.,  in consideration and in exchange for services valued at $25,000.00 to complete the reorganization of ASM.  James Donald Brock, Jr. was also elected
President,  Secretary,  Treasurer,  and  Director  of ASM. (See "Recent Sales of
Unregistered  Securities")


     ASM  then  began  to  consider  and  investigate  potential  business
opportunities.   ASM  is  considered a development stage company and, due to its status as a "shell" corporation, its principal business purpose is to locate and consummate  a  merger  or  acquisition  with a private entity.  Because of ASM's current  status of having limited assets and no recent operating history, in the event  ASM  does  successfully  acquire  or  merge  with  an  operating business opportunity,  it  is  likely  that  ASM's  present  shareholders will experience substantial  dilution  and  there  will  be a probable change in control of ASM.

     On December 1, 1998, ASM also determined it should become active in seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses.

     Any target acquisition or merger candidate of ASM will become subject to the same reporting requirements as ASM upon consummation of any such business combination. Thus, in the event that ASM successfully completes an acquisition or merger with another operating business, the resulting combined business must provide audited financial statements for at least the two most recent fiscal years, or in the event that the combined operating business has been in business less than two years, audited financial statements will be required from the period of inception of the target acquisition or merger candidate.

     ASM's principal executive offices are located at 222 Lakeview Avenue, Suite
160-157,  West  Palm Beach, FL 33401 and its telephone number is (561) 832-5698.


     Business  of  Issuer

     ASM has no recent operating history and no representation is made, nor is any intended, that ASM will be able to carry on future business activities successfully. Further, there can be no assurance that ASM will have the ability to acquire or merge with an operating business, business opportunity or property that will be of material value to ASM.

     Management plans to investigate, research and, if justified, potentially acquire or merge with one or more businesses or business opportunities. ASM currently has no commitment or arrangement, written or oral, to participate in any business opportunity and management cannot predict the nature of any potential business opportunity it may ultimately consider. Management will have broad discretion in its search for and negotiations with any potential business or business opportunity.

SOURCES  OF  BUSINESS  OPPORTUNITIES

     ASM intends to use various sources in its search for potential business opportunities including its officer and director, consultants, special advisors, securities broker-dealers, venture capitalists, member of the financial community and others who may present management with unsolicited proposals.
Because of ASM's limited capital, it may not be able to retain on a fee basis professional firms specializing in business acquisitions and reorganizations.
Rather, ASM will most likely have to rely on outside sources, not otherwise associated with ASM, that will accept their compensation only after ASM has finalized a successful acquisition or merger. ASM will rely upon the expertise and contacts of such persons, will use notices in written publications and personal contacts to find merger and acquisition candidates, the exact number of such contacts dependent upon the skill and industriousness of the participants and the conditions of the marketplace. None of the participants in the process will have any past business relationship with management. To date, ASM has not engaged nor entered into any definitive agreements nor understandings regarding retention of any consultant to assist ASM in its search for business opportunities, nor is management presently in a position to actively seek or retain any prospective consultants for these purposes.


     ASM does not intend to restrict its search to any specific kind of industry or business. ASM may investigate and ultimately acquire a venture that is in its preliminary or development stage, is already in operation, or in various stages of its corporate existence and development. Management cannot predict at this time the status or nature of any venture in which ASM may participate. A potential venture might need additional capital or merely desire to have its shares publicly traded. The most likely scenario for a possible business arrangement would involve the acquisition of, or merger with, an operating business that does not need additional capital, but which merely desires to establish a public trading market for its shares. Management believes that ASM could provide a potential public vehicle for a private entity interested in becoming a publicly held corporation without the time and expense typically associated with an initial public offering.

EVALUATION

     Once ASM has identified a particular entity as a potential acquisition or merger candidate, management will seek to determine whether acquisition or merger is warranted or whether further investigation is necessary. Such determination will generally be based on management's knowledge and experience, (limited solely to working history - See "Item 5. Directors, Executive
Officers, etc.") or with the assistance of outside advisors and consultants evaluating the preliminary information available to them. Management may elect to engage outside independent consultants to perform preliminary analysis of potential business opportunities. However, because of ASM's limited capital it may not have the necessary funds for a complete and exhaustive investigation of any particular opportunity. Management will not devote full time to finding a merger candidate, will continue to engage in outside unrelated activities, and anticipates devoting no more than an average of five (5) hours weekly to such undertaking.

     In evaluating such potential business opportunities, ASM will consider, to the extent relevant to the specific opportunity, several factors including potential benefits to ASM and its shareholders; working capital, financial requirements and availability of additional financing; history of operation, if any; nature of present and expected competition; quality and experience of management; need for further research, development or exploration; potential for growth and expansion; potential for profits; and other factors deemed relevant to the specific opportunity.

     Because ASM has not located or identified any specific business opportunity as of the date hereof, there are certain unidentified risks that cannot be adequately expressed prior to the identification of a specific business opportunity. There can be no assurance following consummation of any acquisition or merger that the business venture will develop into a going concern or, if the business is already operating, that it will continue to operate successfully. Many of the potential business opportunities available to ASM may involve new and untested products, processes or market strategies which may not ultimately prove successful.

FORM  OF  POTENTIAL  ACQUISITION  OR  MERGER

     Presently ASM cannot predict the manner in which it might participate in a prospective business opportunity. Each separate potential opportunity will be reviewed and, upon the basis of that review, a suitable legal structure or method of participation will be chosen. The particular manner in which ASM participates in a specific business opportunity will depend upon the nature of that opportunity, the respective needs and desires of ASM and management of the opportunity, and the relative negotiating strength of the parties involved.
Actual participation in a business venture may take the form of an asset purchase, lease, joint venture, license, partnership, stock purchase, reorganization, merger or consolidation. ASM may act directly or indirectly through an interest in a partnership, corporation, or other form of organization, however, ASM does not intend to participate in opportunities through the purchase of minority stock positions.

     Because of ASM's current status and recent inactive status for the prior two (2) years, and its concomitant lack of assets and relevant operating history, it is likely that any potential merger or acquisition with another operating business will require substantial dilution to ASM's existing shareholders interests. There will probably be a change in control of ASM, with the incoming owners of the targeted merger or acquisition candidate taking over control of ASM. Management has not established any guidelines as to the amount of control it will offer to prospective business opportunity candidates, since this issue will depend to a large degree on the economic strength and desirability of each candidate, and the corresponding relative bargaining power of the parties. However, management will endeavor to negotiate the best possible terms for the benefit of ASM's shareholders as the case arises.
Management may actively negotiate or otherwise consent to the purchase of any portion of their common stock as a condition to, or in connection with, a proposed merger or acquisition. In such an event, existing shareholders may not be afforded an opportunity to approve or consent to any particular stock buy-out transaction. However the terms of the sale of shares held by present management of ASM will be extended equally to all other current shareholders.


     Management  does  not  have  any  plans  to  borrow funds to compensate any persons,  consultants, or promoters  in conjunction with its efforts to find and acquire  or  merge  with another business opportunity.  Management does not have any  plans  to  borrow  funds  to  pay  compensation to any prospective business opportunity,  or shareholders, management, creditors, or other potential parties to  the acquisition or merger.  In either case, it is unlikely that ASM would be able to borrow significant funds for such purposes from any conventional lending sources.  In  all  probability,  a public sale of ASM's securities would also be unfeasible,  and management does not contemplate any form of new public offering at  this  time.  In the event that ASM does need to raise capital, it would most likely  have to rely on the private sale of its securities.  Such a private sale would be limited to persons exempt under the Commissions's Regulation D or other rule, or provision for exemption, if any applies.  However, no private sales are contemplated  by  ASM's  management  at  this  time.  If a private sale of ASM's securities  is  deemed  appropriate  in  the future, management will endeavor to acquire  funds  on  the  best  terms available to ASM.  However, there can be no assurance that the Company will be able to obtain funding when and if needed, or that  such  funding,  if  available,  can  be  obtained  on  terms reasonable or
acceptable  to  them.   ASM  does  not anticipate using Regulation S promulgated
under  the  Securities  Act  of 1933 to raise any funds any time within the next year, subject only to its potential applicability after consummation of a merger or  acquisition.

     In  the event of a successful acquisition or merger, a finder's fee, in the form  of  cash  or  securities  of  ASM,  may be paid to persons instrumental in facilitating  the  transaction.  ASM  has not established any criteria or limits for  the  determination  of  a finder's fee, although most likely an appropriate finder's  fee  will  be  negotiated between the parties, including the potential business  opportunity  candidate,  based  upon  economic  considerations  and reasonable value as estimated and mutually agreed upon at that time.  A finder's fee  would only be payable upon completion of the proposed acquisition or merger in the normal case, and management does not contemplate any other arrangement at this  time.  Current  management  has  not  in  the  past  used  any  particular
consultants,  advisors  or  finders.   Management  has not actively undertaken a
search  for, nor retention of, any finder's fee arrangement with any person.  It is  possible that a potential merger or acquisition candidate would have its own finder's  fee  arrangement,  or  other  similar business brokerage or investment banking  arrangement,  whereupon  the  terms  may  be governed by a pre-existing contract; in such case, ASM may be limited in its ability to affect the terms of compensation,  but  most  likely  the  terms  would  be disclosed and subject to approval  pursuant  to submission of the proposed transaction to a vote of ASM's shareholders.  Management  cannot  predict  any  other  terms  of a finder's fee arrangement  at  this time.  If such a fee arrangement was proposed, independent management  and  directors would negotiate the best terms available to ASM so as not  to  compromise  the  fiduciary duties of the representative in the proposed transaction,  and  ASM  would  require  that  the  proposed arrangement would be submitted  to  the shareholders for prior ratification in an appropriate manner.

     Management does not contemplate that ASM would acquire or merge with a business entity in which any officer or director of ASM has an interest. Any such related party transaction, however remote, would be submitted for approval by an independent quorum of the Board of Directors and the proposed transaction would be submitted to the shareholders for prior ratification in an appropriate manner. ASM's management has not had any contact, discussions, or other understandings regarding any particular business opportunity at this time, regardless of any potential conflict of interest issues. Accordingly, the potential conflict of interest is merely a remote theoretical possibility at this time.

  POSSIBLE  BLANK  CHECK  COMPANY  STATUS

     While ASM may be deemed a "shell" company at this time, it does not constitute a "blank check" company under pertinent securities law standards. A
"blank check" company under pertinent securities law standards is a company whose business plan is to primarily pursue a merger or acquisition candidate
(i.e. no specific business plan), and which files a Registration Statement under the 1933 Act and at such time priced its shares at less than $5.00 per share while it continued to have no specific business plan. Accordingly, ASM is not subject to securities regulations imposed upon companies deemed to be "blank check companies." If ASM were to file a registration statement under Securities
Act of 1933 and, at such time, priced its shares at less than $5.00 per share and continued to have no specific business plan, it would then be classified as a blank check company.


     If in the future ASM were to become a blank check company, adverse consequences could attach to ASM. Such consequences can include, but are not limited to, time delays of the registration process, significant expenses to be incurred in such an offering, loss of voting control to public shareholders and the additional steps required to comply with various federal and state laws enacted for the protection of investors, including so-called "lock-up" agreements pending consummation of a merger or acquisition that would take it out of blank check company status.

     Many states (excluding Florida where ASM is incorporated) have statutes, rules and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions. Management does not intend to undertake any efforts to cause a market to develop in the companies securities or to undertake any offering of ASM's securities, either debt or equity, until such time as ASM has successfully implemented its business plan described herein. In the event ASM undertakes the filing of a registration statement under circumstances that classifies it as a blank check company the provisions of Rule 419 and other applicable provisions will be complied with.


RIGHTS  OF  SHAREHOLDERS

 ASM amended its Articles of Incorporation on March 10, 1999, to expressly provide that the Board of Directors is authorized to enter into on behalf of the corporation and to bind the corporation without shareholder approval, any and all acts approving the terms and conditions of a merger and/or a share exchange, and shareholders affected thereby, shall not be entitled to dissenters rights with respect thereto under any applicable statutory dissenters rights provision.
This provision expressly eliminates shareholder participation in the merger and/or share exchange contemplated by ASM and expressly eliminates any shareholders dissenters rights. ASM does not intend to provide its shareholders with complete disclosure documentation including audited finance statements concerning a target company and its business prior to any mergers or acquisitions.

COMPETITION
     Because ASM has not identified any potential acquisition or merger candidate, it is unable to evaluate the type and extent of its likely competition. ASM is aware that there are several other public companies with only nominal assets that are also searching for operating businesses and other business opportunities as potential acquisition or merger candidates. ASM will be in direct competition with these other public companies in its search for business opportunities and, due to ASM's limited funds, it may be difficult to successfully compete with these other companies.

EMPLOYEES

     As of the date hereof, ASM does not have any employees and has no plans for retaining employees until such time as business warrants the expense, or until ASM successfully acquires or merges with an operating business. The Company may find it necessary to periodically hire part-time clerical help on an as-needed basis.

INDUSTRY  SEGMENTS

     No information is presented regarding industry segments. ASM is presently a development stage company seeking a potential acquisition of or merger with a yet to be identified business opportunity. Reference is made to the statements of income included herein in response to part F/S of this Form 10-SB for a report of ASM's operating history for the past two fiscal years.


ITEM  2.     DESCRIPTION  OF  PROPERTY

FACILITIES


     ASM is currently using at no cost to ASM, as its principal place of business offices of its current management, James Donald Brock, Jr., located in Atlanta, Georgia. Although ASM has no written agreement and pays no rent for the use of this facility, it is contemplated that at such future time as an acquisition or merger transaction may be completed, ASM will secure commercial office space from which it will conduct its business. Until such an acquisition or merger, ASM lacks any basis for determining the kinds of office space or other facilities necessary for its future business. ASM has no current plans to secure such commercial office space. It is also possible that a merger or acquisition candidate would have adequate existing facilities upon completion of such a transaction, and ASM's principal offices may be transferred to such existing facilities.


ITEM  3.     LEGAL  PROCEEDINGS

     ASM is currently not a party to any pending legal proceedings and no such action by, or to the best of its knowledge, against ASM has been threatened.
ASM  was  inactive  from  1996  through  the  date  of  this  Form  10-SB.


ITEM  4.     SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS

     No matter was submitted to a vote of the Company's shareholders, through the solicitation of proxies or otherwise from the Company's inception to the close of the 1999 fiscal year ended September 30, 1999, covered by this report.


ITEM  5.     MARKET  FOR  COMMON  EQUITY  AND  RELATED  STOCKHOLDER  MATTERS.

     Shares of ASM's common stock have previously been registered with the Securities and Exchange Commission (the "Commission"). ASM intends to and has made application to the NASD for ASM's shares to be quoted on the OTC Bulletin
Board. ASM's application to the NASD consists of current corporate information, financial statements and other documents as required by Rule 15c211 of the Securities Exchange Act of 1934, as amended. Inclusion on the OTC Bulletin
Board, when approved, permits price quotation for ASM's shares to be published by such service.

     ASM  is  not  aware  of  any  existing trading market for its common stock.
ASM's common stock has never traded in a public market. There are no plans, proposals, arrangements or understandings with any person(s) with regard to the development of a trading market in any of ASM's securities.

     If and when ASM's common stock is traded in the over-the-counter market, most likely the shares will be subject to the provisions of Section 15(g) and Rule 15g-9 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), commonly referred to as the "penny stock" rule. Section 15(g) sets forth certain requirements for transactions in penny stocks and Rule 15g9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

     The Commission generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions.
Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the Commission; authorized for quotation on The NASDAQ Stock Market; issued by a registered investment company; excluded from the definition on the basis of price (at least $5.00 per share) or the issuer's net tangible assets; or exempted from the definition by the Commission.
If ASM's shares are deemed to be a penny stock, trading in the shares will be subject to additional sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors, generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

     For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, the monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Consequently, these rules may restrict the ability of broker dealers to trade and/or maintain a market in ASM's common stock and may affect the ability of shareholders to sell their shares.


     As of December 15, 1999, there were 26 holders of record of ASM's common stock.

     As  of  December  15, 1999, ASM has issued and outstanding One Million Four
Hundred  Thousand  [1,400,000]  shares  of  common  stock.  Of  this total, Five
Hundred  Thousand  [500,000]  shares were originally issued in transactions more than  three  (3)  years  ago.  Such  shares may be sold or otherwise transferred without  restriction  pursuant  to  the  terms  of  rule 144 ("Rule 144") of the
Securities  Act  of  1933,  as amended (the "Act"), unless held by an affiliate.
                                                                   ------------
The remaining Nine Hundred Thousand [900,000] shares were issued subject to Rule
144  and  may  not be sold and/or transferred without further registration under the  Act  or  pursuant  to  an  applicable  exemption

DIVIDEND  POLICY

     ASM has not declared or paid cash dividends or made distributions in the past, and ASM does not anticipate that it will pay cash dividends or make distributions in the foreseeable future. ASM currently intends to retain and reinvest future earnings, if any, to finance its operations.

PUBLIC  QUOTATION  OF  STOCK

     ASM  has  as of this date requested a broker-dealer, Public Securities, 300
North  Argonne  Road,  Suite  202
Spokane,  WA  99212,  to  act  as  a  market  maker  for ASM's securities.   ASM
anticipates  that other market makers may be requested to participate at a later date.  ASM will not use consultants to obtain market makers.  There have been no preliminary  discussions  between  ASM,  or anyone acting on its behalf, and any market  maker  regarding  the  future  trading  market  for  ASM.

TRANSFER  AGENT

     The  Company  selected Interwest Transfer Co. 1981 E. Murray Holladay Road,
Suite  100,  Salt  Lake  City,  Utah  84117  to  serve  as  its  transfer agent.


ITEM  6.     MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR  PLAN  OF  OPERATION

     ASM  is  considered  a  development  stage  company with limited  assets or capital,  and  with no operations or income since approximately 1996.  The costs and  expenses  associated  with  the preparation and filing of this registration statement  and  other  operations  of  ASM  have been paid for by a shareholder, specifically  James Donald Brock, Jr. (see Item 4, Security Ownership of Certain
Beneficial  Owners  and  Management  James  Donald Brock, Jr. is the controlling shareholder).  Mr.  Brock  has agreed to pay future costs associated with filing
future  reports  under  Exchange  Act of 1934 if ASM is unable to do so.   It is
anticipated that ASM will require only nominal capital to maintain the corporate viability of ASM and any additional needed funds will most likely be provided by
ASM's  existing  shareholders  or its sole officer and director in the immediate future.  Current  shareholders  have not agreed upon the terms and conditions of future  financing  and  such undertaking will be subject to future negotiations, except for the express commitment of Mr.  Brock to fund required 34 Act filings.
Repayment  of  any  such  funding will also be subject to such negotiations. The ability of ASM to continue as a going concern long term (beyond 12-24 months) is contingent  upon  the  successful  completion  of  a  business  combination.

     Since  its inception, the Company has conducted minimal business operations except  for  organizational  and capital raising activities. The Company has not realized  any  revenues  since its inception due to the fact that its executive,
          ---
Mr.  Brock  has  been  primarily  engaged  in  organizational  and  promotional activities on behalf of the Company.  As a result, from inception (June 2, 1995)
through  September  30,  1999,  the  Company  had  $0.00 revenue.  Total Company operations  and  operating  expenses  as  of September 30, 1999 were $42,289.00.


FINANCIAL  CONDITION,  CAPITAL  RESOURCES  AND  LIQUIDITY

     At September 30, 1999, the Company had assets totaling $2,711.00 and an accumulated deficit of $43,289.00 attributable to accrued legal expenses, organization expenses and professional fees. Since the Company's inception, it has received $46,000.00 in cash contributed as consideration for the issuance of shares of Common Stock.

NET  OPERATING  LOSSES

     The  Company  has net operating loss carry-forwards of  $42,289.00 expiring in 2014.  The company has a $8,400.00 deferred tax asset resulting from the loss
carry-forwards,  for  which it has established a 100% valuation allowance.   The
Company  may  not  be  able  to utilize such carry-forwardsas the Company has no history  of  profitable  operations.

     In the opinion of management, inflation has not and will not have a material effect on the operations of ASM until such time as ASM successfully completes an acquisition or merger. At that time, management will evaluate the possible effects of inflation on ASM as it relates to its business and operations following a successful acquisition or merger.

      Management  plans may but do not currently provide for experts to secure a successful  acquisition or merger partner so that it will be able to continue as
a  going concern.   In the event such efforts are unsuccessful, contingent plans have  been  arranged  to  provide  that  the  current Director of ASM is to fund required  future  filings  under  the 34 Act without reimbursement, and existing shareholders  have  expressed  an interest in additional funding if necessary to continue  ASM  as  a  going  concern.

PLAN  OF  OPERATION

     During the next twelve months, ASM will actively seek out and investigate possible business opportunities with the intent to acquire or merge with one or more business ventures. In its search for business opportunities, management will follow the procedures outlined in Item 1 above. Because the Company has limited funds, it may be necessary for the sole officer and director to either advance funds to ASM or to accrue expenses until such time as a successful business consolidation can be made. ASM will not make it a condition that the target company must repay funds advanced by its officers and directors.
Management intends to hold expenses to a minimum and to obtain services on a contingency basis when possible. Further, ASM's directors will defer any compensation until such time as an acquisition or merger can be accomplished and will strive to have the business opportunity provide their remuneration.
However, if ASM engages outside advisors or consultants in its search for business opportunities, it may be necessary for ASM to attempt to raise additional funds. As of the date hereof, ASM has not made any arrangements or definitive agreements to use outside advisors or consultants or to raise any capital. In the event ASM does need to raise capital most likely the only method available to ASM would be the private sale of its securities. Because of the nature of ASM as a development stage company, it is unlikely that it could make a public sale of securities or be able to borrow any significant sum from either a commercial or private lender. There can be no assurance that ASM will able to obtain additional funding when and if needed, or that such funding, if available, can be obtained on terms acceptable to ASM.

     ASM does not intend to use any employees, with the possible exception of part-time clerical assistance on an as-needed basis. Outside advisors or consultants will be used only if they can be obtained for minimal cost or on a deferred payment basis. Management is convinced that it will be able to operate in this manner and to continue its search for business opportunities during the next twelve months.

YEAR  2000  COMPLIANCE

     The  Company  is  currently  in  the  process of evaluating its information
Technology for Year 2000 compliance. The Company does not expect that the cost to modify its information Technology infrastructure to be Year 2000 compliant will be material to its financial condition or results of operations. The
Company does not anticipate any material disruption in its operations as a result of any failure by the Company to be in compliance.

FORWARD-LOOKING  STATEMENTS


     This Form 10-KSB includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated by reference in this Form 10-KSB which address activities, events or developments which the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy, expansion and growth of the Company's business and operations, and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results or developments will conform with the Company's expectations and predictions is subject to a number of risks and uncertainties, general economic market and business conditions; the business opportunities (or lack thereof) that may be presented to and pursued by the Company; changes in laws or regulation; and other factors, most of which are beyond the control of the Company.
Consequently, all of the forward-looking statements made in this Form 10-KSB are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligations to update any such forward-looking statements.


ITEM  7.          FINANCIAL  STATEMENTS

     The Company's financial statements have been examined to the extent indicated in their reports by Dorra, Shaw, & Dugan, independent certified accountants, and have been prepared in accordance with generally accepted accounting principles and pursuant to Regulation S-B as promulgated by the Securities and Exchange Commission and are included herein, on Page F-1 hereof in response to Part F/S of this Form 10-KSB.


ITEM 8.          CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
FINANCIAL  DISCLOSURE.

     Because the Company has been generally inactive since its inception, it has had no independent accountant until the retention in November 1998 of Dorra, Shaw & Dugan, CPA's, 270 South County Road, Palm Beach, Florida 33480. There has been no change in the Company's independent accountant during the period commencing with the Company's retention of Dorra, Shaw & Dugan, CPA's, through the date hereof.



                          INDEX TO FINANCIAL STATEMENTS

     PAGE

INDEPENDENT  AUDITORS'  REPORT     F-1
------------------------------     ---
BALANCE  SHEET     F-2
--------------     ---
STATEMENT  OF  OPERATIONS  AND  ACCUMULATED  DEFICIT     F-3
----------------------------------------------------     ---
STATEMENT  OF  CHANGES  IN  STOCKHOLDERS'  EQUITY     F-4
-------------------------------------------------     ---
STATEMENT  OF  CASH  FLOWS     F-5
--------------------------     ---
NOTES  TO  FINANCIAL  STATEMENTS     F-6
--------------------------------     ---



                               DORRA SHAW & DUGAN
                          Certified Public Accountants
                          ----------------------------

                          INDEPENDENT AUDITORS' REPORT
INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Directors  and  Stockholders
The  American  Sports  Machine,  Inc.
Palm  Beach,  Florida



We have audited the accompanying balance sheet of The American Sports Machine, Inc. (a Florida corporation) and (a development stage company) as of May 31, 1999, and the related statements of operations, accumulated deficit, cash flows and changes in stockholders' equity for the period October 1, 1998 to May 31, 1999 and June 2, 1995 (date of inception) to May 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We  believe  that  our  audit  provides  a  reasonable  basis  for  our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Sports Machine, Inc. as of May 31, 1999 and the results of its operations and its cash flows and changes in stockholders' equity for the period from October 1, 1998 to May 31, 1999 and June 2, 1995 (date of inception) to May 31, 1999 in conformity with generally accepted accounting principles.

Audited balance sheets for prior periods and the statements of operations, cash flows and stockholders' equity for the two years ended September 30, 1998 as required by item 310 of regulation S-B are not provided because the company was dormant.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plan regarding those matters also are described in Note D. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The June 30, 1999 financial statements were compiled by the company; and we did not audit or review those financial statements and, accordingly, expressed no opinion or other form of assurance on them.


/s/Dorra  Shaw  &  Dugan
------------------------
Certified  Public  Accountants
June  4,  1999  and  August  30,  1999

270  South  County  Road  *  Palm  Beach,  FL  33480
Telephone  (561)  822-9955  *  Fax  (561)  822-9955
Website:  dsd-cpa.com
                                       F-1

ITEM  9.     DIRECTORS,  EXECUTIVE  OFFICERS,  PROMOTERS  AND  CONTROL  PERSONS,
COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT.

     The director and executive officer of ASM and his respective age is as follows:


Name                         Age          Position
----                         ---          --------

James Donald Brock, Jr.               31          Director, President, Secretary
and  Treasurer

     All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. ASM has not compensated its directors for service on the Board of Directors or any committee thereof.
As  of  the  date  hereof, no director has accrued any expenses or compensation.
Officers are appointed annually by the Board of Directors and each executive officer serves at the discretion of the Board of Directors. ASM does not have any standing committees at this time.

     No director, or officer, or promoter of ASM has, within the past five years, filed any bankruptcy petition, been convicted in or been the subject of any pending criminal proceedings, or is any such person the subject or any order, judgment or decree involving the violation of any state or federal securities laws.

     The business experience of the person listed above during the past five years is as follows:

     Mr. James Donald Brock, Jr., 31 years of age, is an Arts and Science Degree graduate of Santa Fe Community College and Emory University, Atlanta, Georgia.
Mr. Brock was a student in the education programs from 1993 to 1997. In 1997, he received his B.S. Degree in Mathematics from Georgia State University,
Atlanta,  Georgia.  From  1992  to 1997, Mr. Brock was employed at Savage Pizza,
Atlanta,  Georgia.  In  1997-98,  Mr. Brock served as a student-teacher at North
Atlanta High School, Atlanta, Georgia. In 1998, Mr. Brock was employed and continues to be employed as a mathematics teacher at Decatur High School, Decatur, Georgia.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section  16(a) of the Securities Exchange Act of 1934, as amended, requires
ASM's executive officers and directors and persons who own more than 10% of a registered class of ASM's equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the "Commission") initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of ASM on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish
ASM with copies of all Section 16(a) reports they file. Mr Brock comprises all of ASM's executive officers, directors and greater than 10% beneficial owners of its common Stock, and has complied with Section 16(a) filing requirements applicable to them during ASM's most recent fiscal year.


ITEM  10.     EXECUTIVE  COMPENSATION

     ASM  has not had a bonus, profit sharing, or deferred compensation plan for the  benefit  of  its  employees,  officers  or directors.  ASM has not paid any salaries  or  other compensation to its officers, directors or employees for the years  ended  1997  and 1998, nor at any time during 1999.  Further, ASM has not entered  into an employment agreement with any of its officers, directors or any other  persons  and  no such agreements are anticipated in the immediate future.
ASM's  officer  and  director will forego any compensation until such time as an acquisition  or  merger  can  be  accomplished  and the new business opportunity provide  any  remuneration.  As  of  the  date hereof, no person has accrued any
         ---
compensation  from  ASM.  No  compensation  will  accrue  in the interim period.

COMPENSATION  OF  DIRECTORS


     The Company does not provide officers with pension, stock appreciation rights, long-term incentive or other plans but has the intention of implementing such plans in the future.


ITEM  11.     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL OWNERS AND MANAGEMENT

     The  following  table sets forth information, as of December 15, 1999, with
                                                                          -
respect  to  each  person known by ASM to own beneficially more than 5% of ASM's outstanding common stock, each director of ASM and all directors and officers of
ASM  as  a  group.

Name  of  Address  of               Amount  and  Nature  of          Percent  of
---------------------               -----------------------          -----------
Beneficial  Owner                    Beneficial  Ownership          Class
-----------------                    ---------------------          -----

James  Donald  Brock,  Jr.                    500,000               35.7%
1933  Radar  Rd  Ne
Atlanta,  GA  30345

All  Executive  Officers  and  Directors
as  a  Group  (one  person)                    500,000               35.7%
_____________


ITEM  12.     CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     On December 1, 1998 the Company issued 500,000 shares of its Common Stock to Ms. Angela M. Bartolotta, the sole officer and director of the Company in consideration and in exchange for services valued at 25,000 in connection with the reorganization of ASM. On March 12, 1999, Ms. Bartolotta resigned her position due to personal conflicts and other personal reasons and tendered her 500,000 shares of stock to the company for cancellation such shares were in fact canceled.


     On March 2, 1999, ASM issued and sold 500,000 shares of the Common Stock to
Mr.  Brock,  the  President,  Secretary  and  Treasurer  of  ASM  and record and beneficial  owner  of  approximately 35.7% of ASM's outstanding Common Stock, in consideration  and  exchange  therefore  for  services  valued  at  $25,000  in
connection  with  the  reorganization  of  ASM.   Services  rendered  and  to be
rendered  by  Mr.  Brock  include  the restructuring of ASM, obtaining requisite financial  assistance,  searching  for  merger and acquisition candidates, and a commitment  on the part of Mr. Brock to fund, if necessary, future filings of 34
Act  requirements  without  reimbursement

     In addition Mr. Brock has paid for the cost and expenses associated with the filing of this Form 10-SB and other operations of ASM.

     At the current time, ASM has no provision to issue any additional securities to management, promoters or their respective affiliates or associates. At such time as the Board of Directors adopts an employee stock option or pension plan, any issuance would be in accordance with the terms thereof and proper approval. Although ASM has a very large amount of authorized but unissued Common Stock and Preferred Stock which may be issued without further shareholder approval or notice, ASM intends to reserve such stock for the Rule 506 offerings for acquisitions.

     During ASM's last two fiscal years, there have not been any other transactions between ASM and any officer, director, nominee for election as director, or any shareholder owning greater than five percent (5%) of ASM's outstanding shares, nor any member of the above referenced individuals' immediate family.

     James Donald Brock, Jr., may be deemed to be a "promoter" of ASM as that term is defined under the Rules and Regulations promulgated under the Act.


ITEM  13.     EXHIBITS  AND  REPORTS  ON  FORM  8-K.


(a) The exhibits required to be filed herewith by Item 601 of Regulation S-B, as described in the following index of exhibits, are incorporated herein by reference, as follows:


Exhibit  No.      Exhibit  Name
------------     --------------

3(i).1                    Articles  of  Incorporation  filed  June  2,  1995 (1)

3(i).2                    Articles  of  Amendment  filed  March  10,  1999  (1)

3(ii).1                    By-laws  (1)

27           *               Financial  Data  Schedule

     Incorporated  herein  by  reference to the  Registration  Statement on Form
10-SB  of  TECH  Creations,  Inc.(File  No.  0-26901),  filed  with  the  U.S.
Securities  and  Exchange  Commission.

     (b) No Reports on Form 8-K were filed during the last quarter of the fiscal year ended September 30, 1999, covered by this Annual Report on Form
10-KSB.

     *  Filed  herein





                                   SIGNATURES
                                   ----------

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

     The  American  Sports  Machine,  Inc.
(Registrant)

Date:  December  _____,  1999               BY:  /s/  James  Donald  Brock,  Jr.
                                                 -------------------------------
James  Donald  Brock,  Jr.,  President

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date               Signature                    Title
----               ---------                    -----

December  _____, 1999     BY:/s/ JAMES DONALD BROCK JR.     Director, President,
                             --------------------------
James  Donald  Brock,  Jr.               Secretary,  Treasurer



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-QSB

QUARTERLY  REPORT  PURSUANT  TO SECTION 13 OR 15(D) OF THE  SECURITIES  EXCHANGE
ACT  OF  1934

     FOR  THE  QUARTER  ENDED  DECEMBER  31,  1999

     COMMISSION  FILE  NO.  0-26327
                          ---------


                        THE AMERICAN SPORTS MACHINE, INC.
          ------------------------------------------------------------
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)


FLORIDA                                  65-0877744
------------------------------------                    -----------------------
(STATE  OR  OTHER  JURISDICTION  OF                    (I.R.S.EMPLOYER
INCORPORATION  OR  ORGANIZATION)                    IDENTIFICATION  NO.)

222  LAKEVIEW  AVENUE,  SUITE  160-146
WEST  PALM  BEACH,  FL                           33401
------------------------------------------
-----------------------
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)                   (ZIP  CODE)

ISSUER'S  TELEPHONE  NUMBER:  (561)  832-5698

SECURITIES  TO  BE  REGISTERED  UNDER  SECTION  12(B)  OF  THE  ACT:

       TITLE  OF  EACH  CLASS                         NAME  OF  EACH  EXCHANGE
     ON  WHICH  REGISTERED

NONE                                   NONE
-----------------------------------
-----------------------------

SECURITIES  TO  BE  REGISTERED  UNDER  SECTION  12(G)  OF  THE  ACT:

                    COMMON STOCK, $.0001 PAR VALUE PER SHARE
            --------------------------------------------------------
                                (TITLE OF CLASS)

                        COPIES OF COMMUNICATIONS SENT TO:

                               DONALD F. MINTMIRE
                              MINTMIRE & ASSOCIATES
                          265 SUNRISE AVENUE, SUITE 204
                              PALM BEACH, FL 33480
                    TEL: (561) 832-5696 - FAX: (561) 659-5371




Indicate  by  Check  whether  the issuer (1) filed all  reports  required  to be filed by Section 13 or 15(d) of the  Exchange  Act during the past 12 months (or for such shorter period that the  registrant was required to file such reports), and  (2) has been subject to such filing requirements for the past 90 days.  Yes
X     No
                     ---            ---

     As of December 31, 1999, there are 1,400,000 shares of voting stock of the registrant issued and outstanding.


                                     PART I

Item  1.     Financial  Statements



THE  AMERICAN  SPORTS  MACHINE,  INC.
-------------------------------------


TABLE  OF  CONTENTS
-------------------



                                         PAGE
                                         ----

              BALANCE SHEETYYYYYYYYYYYYYYYYYYYYYYYYYYYYY.     F- 1
              -------------------------------------------     ----

          STATEMENT OF OPERATIONS AND ACCUMULATED DEFICITYYYY     F-2
          ----------------------------------------------------     ---

          STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITYYYYYYYYY     F- 3
          ----------------------------------------------------     ----

             STATEMENT OF CASH FLOWSYYYYYYYYYYYYYYYYYYYYYYY     F- 4
             ----------------------------------------------     ----

           NOTES TO FINANCIAL STATEMENTSYYYYYYYYYYYYYYYYYYY     F-5-6
           ------------------------------------------------     -----





THE AMERICAN SPORTS MACHINE, INC.

( A Development Stage Company)
-----------------------------------------------------------------

BALANCE SHEET
-----------------------------------------------------------------





December 31,. . . . . . . . . . . . . . . . . . . . . . . . . . .      1999
-----------------------------------------------------------------  ---------


ASSETS
-----------------------------------------------------------------

CURRENT ASSETS:
-----------------------------------------------------------------
  Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  1,081
-----------------------------------------------------------------  ---------

TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . . . . . . . .     1,081
-----------------------------------------------------------------  ---------

                                                                   $  1,081
                                                                   ---------


LIABILITIES
-----------------------------------------------------------------

CURRENT LIABILITIES:
-----------------------------------------------------------------
  Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . .  $      -
-----------------------------------------------------------------  ---------

TOTAL CURRENT LIABILITIES . . . . . . . . . . . . . . . . . . . .  $      -
-----------------------------------------------------------------  ---------

                                                                   $      -
                                                                   ---------


STOCKHOLDERS' EQUITY
-----------------------------------------------------------------

  Common stock - $.0001 par value - 50,000,000 shares authorized
-----------------------------------------------------------------
        1,400,000 shares issued and outstanding . . . . . . . . .       140
-----------------------------------------------------------------  ---------
  Preferred stock - No par value - 10,000,000 shares authorized
-----------------------------------------------------------------
        No shares issued or outstanding . . . . . . . . . . . . .         -
-----------------------------------------------------------------  ---------
  Additional paid-in-capital. . . . . . . . . . . . . . . . . . .    45,860
-----------------------------------------------------------------  ---------
  Accumulated deficit . . . . . . . . . . . . . . . . . . . . . .   (44,919)
-----------------------------------------------------------------  ---------

TOTAL STOCKHOLDERS' EQUITY. . . . . . . . . . . . . . . . . . . .     1,081
-----------------------------------------------------------------  ---------

                                                                   $  1,081
                                                                   ---------




                       See  accompanying  notes  to  Financial  Statements



THE AMERICAN SPORTS MACHINE, INC.

( A Development Stage Company)
-----------------------------------------------

STATEMENT OF OPERATIONS AND
-----------------------------------------------
                                                 ACCUMULATED DEFICIT
                                                 ---------------------




For the period October 1, 1999 to December 31..                  1999
-----------------------------------------------  ---------------------

REVENUES. . . . . . . . . . . . . . . . . . . .  $                  -
-----------------------------------------------  ---------------------


OPERATING EXPENSES:
-----------------------------------------------
  Professional fees . . . . . . . . . . . . . .  $              1,630
-----------------------------------------------  ---------------------
                                                 $              1,630
                                                 ---------------------

LOSS BEFORE INCOME TAXES. . . . . . . . . . . .               ($1,630)
-----------------------------------------------  ---------------------
Income  taxes . . . . . . . . . . . . . . . . .                     -
-----------------------------------------------  ---------------------

NET LOSS. . . . . . . . . . . . . . . . . . . .  $             (1,630)
-----------------------------------------------  ---------------------

ACCUMULATED DEFICIT - OCTOBER 1, 1998 . . . . .  $            (43,289)
-----------------------------------------------  ---------------------

ACCUMULATED DEFICIT - DECEMBER 31, 1999 . . . .  $            (44,919)
-----------------------------------------------  ---------------------

NET LOSS PER SHARE. . . . . . . . . . . . . . .  $              (0.03)
-----------------------------------------------  ---------------------

WEIGHTED AVERAGE SHARES OF COMMON STOCK . . . .             1,400,000
-----------------------------------------------  ---------------------











                 See Accompanying Notes to Financial Statements




THE AMERICAN SPORTS MACHINE, INC.

( A Development Stage Company)
-----------------------------------------------

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
-----------------------------------------------





For the period October 1, 1999 to December 31,.       1999
-----------------------------------------------  ---------


          Additional
-----------------------------------------------
    Number of . . . . . . . . . . . . . . . . .  Preferred  Common   Paid - In   Accumulated
-----------------------------------------------  ---------  -------  ----------  ------------
    Shares. . . . . . . . . . . . . . . . . . .  Stock      Stock    Capital     Deficit       Total
-----------------------------------------------  ---------  -------  ----------  ------------  ---------

BEGINNING BALANCE:
-----------------------------------------------
  June 2, 1995 - Services . . . . . . . . . . .    500,000  $     -  $       50  $        950  $      -   $  1,000
-----------------------------------------------  ---------  -------  ----------  ------------  ---------  ---------

ISSUANCE OF COMMON STOCK:
-----------------------------------------------
  December 1, 1998 - Services . . . . . . . . .    500,000        -          50        24,950         -     25,000
-----------------------------------------------  ---------  -------  ----------  ------------  ---------  ---------
  December 1, 1998. . . . . . . . . . . . . . .    400,000        -          40        19,960         -     20,000
-----------------------------------------------  ---------  -------  ----------  ------------  ---------  ---------

ACCUMULATED DEFICIT . . . . . . . . . . . . . .          -        -           -             -   (44,919)   (44,919)
-----------------------------------------------  ---------  -------  ----------  ------------  ---------  ---------

                                                 1,400,000  $     -  $      140  $     45,860  $(44,919)  $  1,081
                                                 ---------  -------  ----------  ------------  ---------  ---------















                 See Accompanying Notes to Financial Statements





THE AMERICAN SPORTS MACHINE, INC.

(A Development Stage Company)
-----------------------------------------------

STATEMENT OF CASH FLOWS
-----------------------------------------------





For the period October 1, 1999 to December 31,.     1999
-----------------------------------------------  --------

OPERATING ACTIVITIES:
-----------------------------------------------
  Net loss. . . . . . . . . . . . . . . . . . .  $(1,630)
-----------------------------------------------  --------

Net cash provided by operating activities . . .  $(1,630)
-----------------------------------------------  --------

Net decrease in cash. . . . . . . . . . . . . .  $(1,630)
-----------------------------------------------  --------

Cash - October 1, 1999. . . . . . . . . . . . .  $ 2,711
-----------------------------------------------  --------

Cash - December 31, 1999. . . . . . . . . . . .  $ 1,081
-----------------------------------------------  --------











                 See Accompanying Notes to Financial Statements

THE  AMERICAN  SPORTS  MACHINE,  INC.
NOTES  TO  FINANCIAL  STATEMENTS

NOTE  A  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:
-----------------------------------------------------------
ORGANIZATION
------------

The American Sports Machine, Inc. (a development stage company) is a Florida Corporation organized June 2, 1995 to build recreational centers for small organized sports activities including basketball, handball, racquetball, as well as video games and other computer board sports activities. The Company failed in its attempt to implement its initial business plan and during June 1996 abandoned its efforts. The Company had no operations for the period prior to June 1996. The Company was inactive and there were no transactions from June 1996 to the date of reinstatement by the State of Florida on December 1, 1998 that affect the balances reflected in the financial statements as of December 1, 1998.
The Company has a new business plan, which was adopted on or about December 1, 1998, which is to engage in seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses. The assets of the Company will be used for its expenses of operation to implement this plan.

     ACCOUNTING  METHOD
     ACCOUNTING  METHOD

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a September 30 year end.

     START  B  UP  COSTS
     START  B  UP  COSTS

Start  B  up  and  organization  costs  are  being  expensed  as  incurred.

Loss  Per  Share
LOSS  PER  SHARE
----------------
The computation of loss per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

USE  OF  ESTIMATES
USE  OF  ESTIMATES
------------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

INTERIM  FINANCIAL  STATEMENTS
------------------------------

The December 31, 1999 interim financial statements include all adjustments, which in the opinion of management are necessary in order to make the financial statements not misleading.

NOTE  B  STOCKHOLDERS'  EQUITY:
-------------------------------

On June 2, 1995, the Company issued 500,000 shares of common stock, in lieu of cash, for the fair market value of services rendered by its initial officer B stockholder. On or about December 1, 1998, third parties purchased the shares from the initial officer B stockholder. On or about December 1, 1998, the Company issued 500,000 shares of its common stock to its sole officer in exchange for services valued at $25,000. Subsequently the same third parties purchased at $0.05 per share, 400,000 shares of the common stock of the Company in a private placement pursuant to Regulation D of the SEC. Included in professional fees are $1,500 in auditing and accounting fees.

At December 31, 1999, the Company had authorized 50,000,000 shares of $.0001 par value common stock and had 1,400,000 shares of common stock issued and outstanding. In addition, the Company authorized 10,000,000 shares of preferred stock with the specific terms; conditions, limitations and preferences to be determined by the Board of Directors. None of the preferred stock was issued and outstanding as of December 31, 1999.

NOTE  C  B  INCOME  TAXES:
--------------------------

The Company has a net operating loss carry forward of $44,919 that may be offset against future taxable income. If not used, the carry forward will expire in 2019.

The amount recorded as deferred tax assets, cumulative as of June 30,1999 is $9,000, which represents the amounts of tax benefits of loss carry-forwards. The Company has established a valuation allowance for this deferred tax asset of $9,000, as the Company has no history of profitable operations.

NOTE  D  B  GOING  CONCERN:
---------------------------

The Company's financial statements are prepared using generally accepted accounting principles applied to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses from its inception through December 31, 1999. It has not established revenues sufficient to cover operating costs and to allow it to continue as a going concern. Management plans currently provide for experts to secure a successful acquisition or merger partner so that it will be able to continue as a going concern. In the event such efforts are unsuccessful, contingent plans have been arranged to provide that the current Director of the Company is to fund required future filings under the 34 Act, and existing shareholders have expressed an interest in additional funding if necessary to continue the Company as a going concern.

ITEM  2.     MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR  PLAN  OF  OPERATION

GENERAL

The Company is considered a development stage company with limited assets or capital, and with no operations or income since approximately 1995. The costs and expenses associated with the preparation and filing of the Company's registration statement and other operations of the Company have been paid for by a shareholder, specifically Mr. James Donald Brock, Jr. It is anticipated that the Company will require only nominal capital to maintain the corporate viability of the Company and any additional needed funds will most likely be provided by the Company's existing shareholders or its officers and directors in the immediate future. However, unless the Company is able to facilitate an acquisition of or merger with an operating business or is able to obtain significant outside financing, there is substantial doubt about its ability to continue as a going concern.

     In the opinion of management, inflation has not and will not have a material effect on the operations of the Company until such time as the Company successfully completes an acquisition or merger. At that time, management will evaluate the possible effects of inflation on the Company as it relates to its business and operations following a successful acquisition or merger.

PLAN  OF  OPERATION

     During the next twelve months, the Company will actively seek out and investigate possible business opportunities with the intent to acquire or merge with one or more business ventures. In its search for business opportunities, management will follow the procedures outlined in Item 1 to its Registration Statement on Form 10SB. Because the Company has limited funds, it may be necessary for the officers and directors to either advance funds to the Company or to accrue expenses until such time as a successful business consolidation can be made. Management intends to hold expenses to a minimum and to obtain services on a contingency basis when possible. Further, the Company's directors will defer any compensation until such time as an acquisition or merger can be accomplished and will strive to have the business opportunity provide their remuneration. However, if the Company engages outside advisors or consultants in its search for business opportunities, it may be necessary for the Company to attempt to raise additional funds. As of the date hereof, the Company has not made any arrangements or definitive agreements to use outside advisors or consultants or to raise any capital. In the event the Company does need to raise capital most likely the only method available to the Company would be the private sale of its securities. Because of the nature of the Company as a development stage company, it is unlikely that it could make a public sale of securities or be able to borrow any significant sum from either a commercial or private lender. There can be no assurance that the Company will able to obtain additional funding when and if needed, or that such funding, if available, can be obtained on terms acceptable to the Company.

     The Company does not intend to use any employees, with the possible exception of part-time clerical assistance on an as-needed basis. Outside advisors or consultants will be used only if they can be obtained for minimal cost or on a deferred payment basis. Management is convinced that it will be able to operate in this manner and to continue its search for business opportunities during the next twelve months.

     For the period from October 1, 1999 through December 31, 1999, the Company had no income from operations and operating expenses aggregating $1,630.

FINANCIAL  CONDITION,  CAPITAL  RESOURCES  AND  LIQUIDITY

     At  December  31,  1999,  the  Company  had  assets totaling $1,081  and no
liabilities.   James  Donald  Brock, Jr. is the President, Secretary, Treasurer,
and Director of the Company and the record and beneficial owner of approximately 35.7% of the Company's outstanding Common Stock.

     The Company has no potential capital resources from any outside sources at the current time.
It is anticipated that the Company will require only nominal capital to maintain the corporate viability of the Company. Any additional capital needed will most likely be provided by the Company's existing shareholders or its officers and directors.

     The ability of the Company to continue as a going concern is dependent upon the availability of obtaining additional capital and financing from such shareholders and directors.

NET  OPERATING  LOSSES

     The Company has net operating loss carryforwards of $44,919 which expire in 2019. Until the Company's current operations begin to produce earnings, it is unclear whether the Company can utilize such carryforwards.

YEAR  2000  COMPLIANCE

     The Company did not experience any material negative impact to its operations as a result of the Year 2000 calendar change. The Company did not experience any material impact to its financial condition as a result of becoming Year 2000 compliant. The Company does not anticipate any material disruption in its operations in the future as a result of the Year 2000 calendar change.

FORWARD-LOOKING  STATEMENTS

     This Form 10-QSB includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated by reference in this Form 10-QSB which address activities, events or developments which the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), finding suitable merger or acquisition candidates, expansion and growth of the Company's business and operations, and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results or developments will conform with the Company's expectations and predictions is subject to a number of risks and uncertainties, general economic market and business conditions; the business opportunities (or lack thereof) that may be presented to and pursued by the Company; changes in laws or regulation; and other factors, most of which are beyond the control of the Company. Consequently, all of the forward-looking statements made in this Form 10-QSB are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligations to update any such forward-looking statements.


                                     PART II

Item  1.  Legal  Proceedings.

     The Company knows of no legal proceedings to which it is a party or to which any of its property is the subject which are pending, threatened or contemplated or any unsatisfied judgments against the Company.

Item  2.     Changes  in  Securities  and  Use  of  Proceeds

     None

Item  3.     Defaults  in  Senior  Securities

     None

Item  4.  Submission  of  Matters  to  a  Vote  of  Security  Holders.

     No matter was submitted during the quarter ending December 31, 1999, covered by this report to a vote of the Company's shareholders, through the solicitation of proxies or otherwise.

Item  5.     Other  Information

     None

Item  6.     Exhibits  and  Reports  on  Form  8-K

(a) The exhibits required to be filed herewith by Item 601 of Regulation S-B, as described in the following index of exhibits, are incorporated herein by reference, as follows:


Exhibit  No.             Description
----------------------------------------------------------------------
3(i).1     Articles  of  Incorporation  filed  June  2,  1995(1)

3(i).2     Articles  of  Amendment  filed  March  10,  1999(1)

3(ii).1               By-laws  (1)

27          *     Financial  Data  Schedule

________________

                               Exhibit B - Page 57
     Incorporated herein by reference to the Company's Registration Statement on Form 10-SB.

*     Filed  herewith

     (b) No Reports on Form 8-K were filed during the quarter ended December 31, 1999.




                                   SIGNATURES
                                   ----------

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     The  American  Sports  Machine,  Inc.


Date:  February  ___, 2000                      BY:      /s/ James Donald Brock,
Jr.
                    ---------------------------
                    James  Donald  Brock,  Jr.,  President



[sign  page  The  American  Sports  Machine,  Inc.  10Q  12.31.99]

                               Exhibit G - Page 15
                               Exhibit B - Page 59
                                    EXHIBIT G

                            FORM OF INVESTMENT LETTER

                               Exhibit B - Page 60
                                    EXHIBIT H

                         SOFTQUAD USA MATERIAL CONTRACTS



1.          Thomson  Kernaghan  Engagement  Letter  dated  December  ___,  1999
2. Common Stock Purchase Agreement (VC Advantage Limited Partnership) dated December 9, 1999
3.          Purchaser's  Warrant  (VC  Advantage  Limited  Partnership)  dated
December  9,  1999
4.          Agent's  Warrant  (Thomson  Kernaghan  & Co. Ltd.) dated December 9,
1999
5.          Registration  Rights  Agreement  dated  December  9,  1999
6. Class A Convertible Preferred Stock Purchase Agreement (VC Advantage Limited Partnership) dated December 16, 1999
7.          Purchaser's  Warrant  (VC  Advantage  Limited  Partnership)  dated
December  16,  1999
8.          Agent's  Warrant  (VC  Advantage Limited Partnership) dated December
16,  1999
9.          Registration  Rights  Agreement  dated  December  16,  1999
10. Acquisition Agreement dated December __, 1999, among SoftQuad Software, Ltd., SoftQuad Acquisition Corp. and SoftQuad Software, Inc., and related documents referred to therein.
11.          Share  Purchase  and  Option  Exchange  Agreements  with  each securityholder  of  SoftQuad  Software,  Inc.  dated  as  of  February 25, 2000.
12. Loan Agreement between SoftQuad Acquisition Corp. and SoftQuad Software, Inc. dated December __, 1999.
13.          Thomson  Kernaghan  Engagement  Letter  dated  February  __,  2000
14. Class B Convertible Preferred Stock Purchase Agreement (VC Advantage) dated February 28, 2000
15.          Purchaser's  Warrant  (VC  Advantage)  dated  February  28,  2000
16.          Agent's  Warrant  (VC  Advantage)  dated  February  28,  2000
17.          Registration  Rights  Agreement  (VC  Advantage) dated February 28,
2000
18. Class B Convertible Preferred Stock Purchase Agreement (Hammock) dated February 28, 2000
19.          Purchaser's  Warrant  (Hammock)  dated  February  28,  2000
20.          Agent's  Warrant  (Hammock)  dated  February  28,  2000
21.          Registration  Rights  Agreement  (Hammock)  dated February 28, 2000
22.          Common  Stock  Purchase  Agreement  dated  February  29,  2000
23.          Agent's  Warrant  dated  February  29,  2000
24.          Registration  Rights  Agreement  dated  February  29,  2000

                               Exhibit B - Page 61
                                    EXHIBIT I

                             ASM MATERIAL CONTRACTS


                                      NONE

                               Exhibit B - Page 74
                                   SCHEDULE 1

        LIABILITIES OF SOFTQUAD USA NOT DISCLOSED IN FINANCIAL STATEMENTS

                                   SCHEDULE 2

           ADVERSE CHANGES SINCE THE DATE OF THE FINANCIAL STATEMENTS


                                      NONE

                                   SCHEDULE 3

                                   LITIGATION




                                      NONE

                                   SCHEDULE 4

               EXCEPTIONS TO COMPLIANCE WITH LAWS AND REGULATIONS



                                      NONE

                                   SCHEDULE 5

                               MATERIAL AGREEMENTS



25.          Thomson  Kernaghan  Engagement  Letter  dated  December  ___,  1999
26. Common Stock Purchase Agreement (VC Advantage Limited Partnership) dated December 9, 1999
27.          Purchaser's  Warrant  (VC  Advantage  Limited  Partnership)  dated
December  9,  1999
28.          Agent's  Warrant  (Thomson  Kernaghan & Co. Ltd.) dated December 9,
1999
29.          Registration  Rights  Agreement  dated  December  9,  1999
30. Class A Convertible Preferred Stock Purchase Agreement (VC Advantage Limited Partnership) dated December 16, 1999
31.          Purchaser's  Warrant  (VC  Advantage  Limited  Partnership)  dated
December  16,  1999
32.          Agent's  Warrant  (VC Advantage Limited Partnership) dated December
16,  1999
33.          Registration  Rights  Agreement  dated  December  16,  1999
34. Acquisition Agreement dated December __, 1999, among SoftQuad Software, Ltd., SoftQuad Acquisition Corp. and SoftQuad Software, Inc., and related documents referred to therein.
35.          Share  Purchase  and  Option  Exchange  Agreements  with  each securityholder  of  SoftQuad  Software,  Inc.  dated  as  of  February 25, 2000.
36. Loan Agreement between SoftQuad Acquisition Corp. and SoftQuad Software, Inc. dated December __, 1999.
37.          Thomson  Kernaghan  Engagement  Letter  dated  February  __,  2000
38. Class B Convertible Preferred Stock Purchase Agreement (VC Advantage) dated February 28, 2000
39.          Purchaser's  Warrant  (VC  Advantage)  dated  February  28,  2000
40.          Agent's  Warrant  (VC  Advantage)  dated  February  28,  2000
41.          Registration  Rights  Agreement  (VC  Advantage) dated February 28,
2000
42. Class B Convertible Preferred Stock Purchase Agreement (Hammock) dated February 28, 2000
43.          Purchaser's  Warrant  (Hammock)  dated  February  28,  2000
44.          Agent's  Warrant  (Hammock)  dated  February  28,  2000
45.          Registration  Rights  Agreement  (Hammock)  dated February 28, 2000
46.          Common  Stock  Purchase  Agreement  dated  February  29,  2000
47.          Agent's  Warrant  dated  February  29,  2000
48.          Registration  Rights  Agreement  dated  February  29,  2000

                                   SCHEDULE 6

           EXCEPTIONS TO TITLE TO PROPERTIES AND LIST OF REAL PROPERTY


                                      NONE

                                   SCHEDULE 7

                     LICENSES, TRADEMARKS, TRADENAMES, ETC.




                                      NONE

                                   SCHEDULE 8

                          SOFTQUAD USA'S CAPITALIZATION



SHARES
------



Authorized . . . . . . . . . . . . . . . . . . . . . . . . . . .  Issued
----------------------------------------------------------------  --------------------------------

25,000,00 shares of Common Stock . . . . . . . . . . . . . . . .  1,706,703 shares of Common Stock
25,00,000 shares of Preferred Stock, of which 1,473,405. . . . .  1,473,405 Class A Shares shares have been designated as Class A Convertible. . . . . .  1,722,222 Class B Shares
   Preferred Stock ("Class A Shares") and 1,722,222 shares
   have been designated as Class B Convertible Preferred Shares
   ("Class B Shares")



                              WARRANTS AND OPTIONS
                              --------------------

--Warrants outstanding exercisable for an aggregate of 1,878,368 shares of Common Stock.
--Options outstanding exercisable (subject to vesting) for an aggregate of 2,513,500 shares of Common Stock.

                                      OTHER
                                      -----

--Obligation to issue 3,435,670 shares of Common Stock to certain shareholders of SoftQuad Software, Inc. pursuant to share purchase agreements.
--Obligation to issue 1,837,000 shares of Common Stock on exercise of options issuable under option exchange agreements.
--Obligation to issue 5,792,605 shares of Common Stock or exchange of equivalent number of exchangeable shares of SoftQuad Acquisition Corporation issuable to certain shareholders of SoftQuad Software, Inc. under share purchase agreements.

                                   SCHEDULE 9

            LIABILITIES OF ASM NOT DISCLOSED IN FINANCIAL STATEMENTS



                                      NONE

                                   SCHEDULE 10

   ADVERSE CHANGES SINCE THE DATE OF THE FINANCIAL STATEMENTS AND FORM 10-QSB





                                      None

                                   SCHEDULE 11

                                   LITIGATION



                                      NONE

                                   SCHEDULE 12

                               MATERIAL AGREEMENTS



                                      NONE

                                   SCHEDULE 13

                        EXCEPTIONS TO TITLE TO PROPERTIES



                                      NONE

                               Exhibit B - Page 3
                               Exhibit B - Page 75
                                   SCHEDULE 14

               EXCEPTIONS TO COMPLIANCE WITH LAWS AND REGULATIONS



                                      NONE

                               Exhibit C - Page 1
                                    EXHIBIT C

                                  PRESS RELEASE


             SOFTQUAD MERGES WITH THE AMERICAN SPORTS MACHINE, INC.
                                 (NASD: AMRR.BB)

Toronto, Ontario (March 2, 2000) - SoftQuad Software Limited (SoftQuad) today announced that it has entered into a 1-for-1 share exchange to merge with The American Sports Machine, Inc. (ASM), a Florida-based shell corporation listed on the NASD Electronic Bulletin Board under the symbol AMRR.BB.

Under the terms of the transactions related to the merger, SoftQuad is now a wholly-owned subsidiary of ASM. However, shareholder approval will be sought in the near future to rename the merged company SoftQuad Software Ltd. and redomicile it to Delaware.

"SoftQuad is extremely enthusiastic about merging with an NASD-listed company and the opportunity to share our company's success with public investors," said Roberto Drassinower, President and CEO of SoftQuad. "We view this transaction with The American Sports Machine as a very important first step toward achieving full public status."

As  a  consequence  of  the  transactions  related  to the share exchange, ASM's outstanding share capital now consists of 3,936,703 shares of common stock; 1,473,405 shares of Class A convertible preferred stock; and 1,722,222 shares of Class B convertible preferred stock, on an undiluted basis. There is also a total of 1,704,699 share purchase warrants outstanding. ASM has also agreed to assume SoftQuad's obligation - pursuant to SoftQuad certain agreements to acquire all the outstanding shares of its Canadian operating subsidiary, SoftQuad Software Inc. from the shareholders thereof- to issue an additional
11,065,275  shares  of  common  stock  (on  a  fully  diluted  basis).

SoftQuad also announced it has entered into an agreement with Thomson Kernaghan & Co. Ltd., pursuant to which Thomas Kernaghan has agreed to act as agent, on a best efforts basis, to raise up to US$15 million in additional common equity for SoftQuad.

About  SoftQuad

SoftQuad Software Ltd. is a Delaware corporation whose sole asset is its wholly-owned subsidiary, SoftQuad Software Inc. (SSI). SSI is an internationally-recognized developer and marketer of enabling technologies and commerce solutions for e-business. XMetaL, the world's first advanced, yet easy to use XML content creation solution, has already become the premier enabling technology for XML-based content applications in e-publishing, e-commerce, and knowledge management. Leveraging its technological and market leadership, SSI is targeting the growing business-to-business (B2B) marketplace with Global OnRamp, a comprehensive supply-side content solution that allows companies to effectively join and compete in B2B e-markets.

Headquartered in Toronto, Canada, and with European operations based in London, SSI is a founding member of, and active participant in, the World Wide Web Consortium (W3C), the Organization for the Advancement of Structured Information Standards (OASIS), and XML.org.

About  American  Sports  Machine

American Sports Machine is a Florida-based corporation listed on the NASD Electronic Bulletin Board under the symbol ASMR. Subsequent to its merger with SoftQuad, it is a holding company whose only subsidiaries are the subsidiaries of SoftQuad.

For  further  information  contact:

Roberto  Drassinower
President  and  CEO
SoftQuad  Software  Inc.
(416)544-9000

or  click  on  Investor  Relations  at  www.softquad.com
                                        ----------------

Forward-looking statements in this news release are made pursuant to the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, without limitation, risks relating to possible product defects and product liability, risks related to international sales and potential foreign currency exchange fluctuations, risks related to the year 2000 issue, continued produce acceptance, increased levels of competition, technological change, dependence on intellectual property rights and other risks detailed from time to time in SoftQuad's or The American Sports Machine's periodic reports filed with the United States Securities and Exchange Commission and other regulatory authorities.

                                    EXHIBIT F

                              LETTER OF TRANSMITTAL
                              ---------------------

                     TO ACCOMPANY CERTIFICATES REPRESENTING
                               SHARES OF STOCK OF

                        THE AMERICAN SPORTS MACHINE, INC.
                             (A FLORIDA CORPORATION)

              CONVERTED INTO A RIGHT TO RECEIVE SHARES OF STOCK OF

                             SOFTQUAD SOFTWARE, LTD.
                            (A DELAWARE CORPORATION)

                 PURSUANT TO THE REINCORPORATION AND NAME CHANGE
                      OF THE AMERICAN SPORTS MACHINE, INC.

                   SURRENDER CERTIFICATES FOR SHARES OF STOCK
                    OF THE AMERICAN SPORTS MACHINE, INC. TO:

                        ATLAS STOCK TRANSFER CORPORATION



By Mail:                             By Hand:
5899 South State Street. .  5899 South State Street
Salt Lake City, Utah 84107  Salt Lake City, Utah 84107
Attention: Pam Gray. . . .  Attention: Pam Gray



                            For  information  call:
                                 (801) 266-7151

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. If Company Certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.



DESCRIPTION OF COMPANY CERTIFICATES SURRENDERED
------------------------------------------------
Name(s) and Address(es) of                        Company Certificate(s) Enclosed
Registered Owner(s)                                      (Attach additional
(Please fill in, if blank)                               list if necessary)
------------------------------------------------
        Total Number
      Company. . . . . . . . . . . . . . . . . .  of Shares
      Certificate. . . . . . . . . . . . . . . .  Represented by
      Number(s). . . . . . . . . . . . . . . . .  Company
        Certificate(s)




         Total Shares:____________________



                SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Gentlemen:

     The undersigned hereby surrenders the certificate(s) listed above (the "Company Certificates") representing shares of common stock, Class A Convertible Preferred Stock, Class B Convertible Preferred Stock or Special Voting Stock of The American Sports Machine, Inc. (collectivley the "Company Stock"), for cancellation in exchange for one share of common stock, Class A Convertible Preferred Stock, Class B Convertible Preferred Stock or Special Voting Stock (collectively, "SoftQuad Stock"), of SoftQuad Software, Ltd. ("SoftQuad") at the exchange ratio of one share of SoftQuad Stock for each share of Company Stock surrendered hereby, pursuant to a merger of the Company into SoftQuad (the
"Merger") effective April 9, 2000 (the "Effective Date"). The terms and conditions of the Merger are set forth in a Agreement and Plan of Merger dated March 7, 2000 by and between the Company and SoftQuad (the "Plan of Merger"), which Plan of Merger has been approved by a majority of the holders of the Company Stock. The undersigned understands that the exchange of Company Stock is subject to the terms and conditions set forth in the accompanying Instruction. The undersigned hereby waives any right to demand appraisal of the fair value of the Company Stock surrendered hereby.

     The undersigned understands that a certificate representing SoftQuad Stock will be sent by mail as soon as practicable following the receipt of the Company Stock and this Letter of Transmittal or delivered by other reasonable procedure requested by the undersigned and agreed to by SoftQuad.

     Please issue and deliver the certificate representing the number of shares of SoftQuad Stock to which the undersigned is entitled in exchange for the Company Stock surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified under "Description of Company Certificates Surrendered" above unless otherwise indicated under "Special Registration Instructions" or "Special Delivery Instructions" below.

SPECIAL  REGISTRATION
INSTRUCTIONS   (See  Instruction  2  below)

COMPLETE ONLY if the SoftQuad Certificates are to be registered in the name of, and are to be sent to, a person OTHER than the name(s) of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED."

Issue  and  mail  certificate  to:

Name  ______________________________
(Please  Print)

Address  ___________________________

___________________________________
(Include  Zip  Code)

___________________________________
(Signature)

___________________________________
(Tax  Identification  or  Social
Security  Number)
(See  Substitute  Form  W-9)

SPECIAL  DELIVERY  INSTRUCTIONS
(See  Instruction  2  below)

COMPLETE ONLY if the SoftQuad Certificates are to be issued in the name of the undersigned, but are to be sent OTHER than to the address of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED" or, if the box immediately to the left is filled in, OTHER THAN to the address appearing therein.

Mail  or  deliver  to:

Name  _____________________________
(Please  Print)

Address  __________________________

__________________________________
(Include  Zip  Code)

__________________________________
(Tax  Identification  or  Social
Security  Number)
(See  Substitute  Form  W-9)

     F  -  3     EXHIBIT  F
     The undersigned hereby warrants to SoftQuad that the undersigned has full power and authority to submit, sell, assign and transfer the Company Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Company Certificates.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed. See Instruction 2.)


                         (Signature(s) of Shareholder(s)
Dated:      ,2000

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Company Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and 3)

Name(s):

                             (Please Type or Print)

Capacity  (Full  Title)

Address
(include  Zip  Code)

Area  Code  and  Tel.  No.
Tax  Identification  or
Social  Security  No.

                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 2)

Authorized  Signature

Name
                             (Please Type or Print)

Name  of  Firm

Address

                               (Include Zip Code)

Area  Code  and  Tel.  No.
Dated:     ,  2000

IMPORTANT: Failure to complete the Substitute Form W-9 on the back page of this Letter of Transmittal may result in backup withholding of 31% of any cash payments made pursuant to the Merger. Please review the Instructions and the information provided under "Important Tax Information" in this Letter of Transmittal.

                                  INSTRUCTIONS

     1. DELIVERY OF LETTER OF TRANSMITTAL AND COMPANY CERTIFICATES. Company Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent or delivered to the Exchange Agent at the address shown on the face of this Letter of Transmittal. If any of the Company Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Company Certificates. The method of delivery of this Letter of Transmittal, the Company Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by the Exchange Agent. A Letter of Transmittal, the Company Certificates and any other required documents must be properly received by the Company, in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of the Company Certificates to pass to SoftQuad. If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

     2. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), unless the Company Certificate(s) are surrendered (i) by the registered holder of Company Stock who has not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

     3. SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Company Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the Company Certificates without alteration, enlargement or any change whatsoever.

     If any Company Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If this Letter of Transmittal or any Company Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to SoftQuad of such person's authority so to act.

     4. VALIDITY OF SURRENDER; IRREGULARITIES. All questions as to validity, form and eligibility of any surrender of Company Certificates hereunder will be determined by SoftQuad as the successor to the Company. SoftQuad reserves the right to waive any irregularities or defects in the surrender of any Company Certificates, and its interpretations of the terms and conditions of the reclassification and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

     5. SPECIAL DELIVERY INSTRUCTIONS. Indicate the name and address of the person(s) to which SoftQuad Certificates are to be issued or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

     6. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal and of the Information Statement may be obtained from Pam Gray at Atlas Stock Transfer Corporation located at: 5899 South State Street, Salt Lake City, Utah 84107.

     7. INADEQUATE SPACE. If the space provided on this Letter of Transmittal is inadequate, the Company Certificate numbers and numbers of Company Stock should be listed on a separate signed schedule affixed hereto.

     8. LETTER OF TRANSMITTAL REQUIRED; SURRENDER OF COMPANY CERTIFICATES; LOST COMPANY CERTIFICATES. A shareholder will not receive any SoftQuad Stock unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to the Exchange Agent, together with the Company
Certificates representing such Company Stock and any required accompanying evidences of authority in form satisfactory to the Exchange Agent. If the Company Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, the Exchange Agent will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Company Certificates.

     9. SUBSTITUTE FORM W-9. Each shareholder is required to provide SoftQuad with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to indicate that he is not subject to backup withholding by checking the box in Part 2 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the shareholder to 31% federal income tax withholding on the payment. The box in Part 3 of the Substitute Form W-9 may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and SoftQuad is not provided with a TIN within 60 days, SoftQuad will, withhold 31% of all payments of such cash thereafter until a TIN is provided to SoftQuad.

     F  -  1     EXHIBIT  F
                            IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a shareholder is required to provide SoftQuad with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If SoftQuad is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

     If backup withholding applies, SoftQuad is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

PURPOSE  OF  SUBSTITUTE  FORM  W-9

     To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify SoftQuad of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

WHAT  NUMBER  TO  GIVE  SOFTQUAD

     The shareholder is required to give SoftQuad the Social Security number or employer identification number of the record owner of the Company Certificates. If the Company Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.


                        PAYER'S NAME:  SOFTQUAD SOFTWARE, LTD.

SUBSTITUTE FORM W-9           PART 1 PLEASE PROVIDE YOUR TIN IN THE SPACE BELOW
                              AND CERTIFY BY SIGNING AND DATING PART 3.

                              Social  Security  Number--------------------------
                              OR
                              Employer Identification Number--------------------

DEPARTMENT OF THE             PART 2   Check the box if you are NOT subject to
TREASURY INTERNAL             back up withholding under the provisions of
REVENUE SERVICE               Section 3406(a)(1)(C) of the Internal Revenue Code
                              because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

PAYERS REQUEST FOR            PART 3 CERTIFICATION - Under penalties of perjury,
TAXPAYER IDENTIFICATION       I certify that the information provided on this
NUMBER ("TIN")                form is true, correct and complete.

                              Signature:----------------------------------------

                              Date:---------------------------------------------

                                                             Awaiting  TIN? ----

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDMENT. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.



    The word "or" was substituted by the division of statutory revision for the word "of" to correct an apparent typographical error.